UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934 (Amendment No. _________)

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[X]	Definitive Proxy Statement
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[_]	Soliciting Material Pursuant to §240.14a-12

HMS Holdings Corp.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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HMS Holdings Corp.

5615 High Point Drive

Irving, Texas 75038

Dear Fellow Shareholders:

On behalf of the Board of Directors and management, we cordially invite you to attend our 2016 Annual Meeting of Shareholders to be held on Thursday, June 23, 2016, beginning at 10:00 a.m., Central Daylight Time, at the Four Seasons Resort and Club Dallas at Las Colinas, located at 4150 N. MacArthur Boulevard, Irving, Texas 75038. The formal Notice of Annual Meeting is set forth in the enclosed material. At the Annual Meeting, you will be asked to (1) elect four directors, (2) approve, on an advisory basis, the 2015 compensation of our named executive officers, (3) re-approve the Annual Incentive Compensation Plan as amended and restated, (4) approve the 2016 Omnibus Incentive Plan, (5) ratify the selection of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2016 and (6) consider such other business as may properly come before the Annual Meeting or any postponements or adjournments of the Annual Meeting.

It is important that your views be represented, whether or not you are able to attend the Annual Meeting. You may vote in person at the Annual Meeting, by proxy over the Internet or by telephone, or if you received a paper copy of the proxy materials by mail, you can also vote by mail by following the instructions on the proxy card or voting instruction form. Voting over the Internet, by telephone or by written proxy or voting instruction form will ensure your representation at the Annual Meeting regardless of whether you attend in person.

We appreciate your investment in HMS Holdings Corp. and look forward to seeing you at the Annual Meeting.

Sincerely,

William C. Lucia
Chairman of the Board,
President and Chief Executive Officer

April 29, 2016

HMS Holdings Corp.

5615 High Point Drive

Irving, Texas 75038

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

Time and Date:	10:00 a.m. Central Daylight Time on Thursday, June 23, 2016

Place:	Four Seasons Resort and Club Dallas at Las Colinas, located at 4150 N. MacArthur Boulevard, Irving, Texas 75038

Items of Business:	(1)	To elect four Class I directors.

	(2)	To approve, on an advisory basis, the 2015 compensation of our named executive officers.

	(3)	To re-approve the Annual Incentive Compensation Plan as amended and restated.

	(4)	To approve the 2016 Omnibus Incentive Plan.

	(5)	To ratify the selection of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2016.

	(6)	To consider such other business as may properly come before the 2016 Annual Meeting of Shareholders (the “2016 Annual Meeting”) or any postponement or adjournment thereof.

Adjournments and Postponements:	Any action on the items of business described above may be considered at the 2016 Annual Meeting at the time and on the date specified above or at any time and date to which the 2016 Annual Meeting may be properly adjourned or postponed.

Record Date:	You are entitled to vote only if you were a shareholder of HMS as of the close of business on April 25, 2016 (the “Record Date”).

Meeting Admission:

You are entitled to attend the 2016 Annual Meeting only if you were a shareholder of HMS as of the close of business on the Record Date or hold a valid proxy for the 2016 Annual Meeting. You should be prepared to present photo identification for admission. If you are not a shareholder of record, but hold shares through a broker or nominee (i.e., in street name), you should provide proof of beneficial ownership as of the Record Date, such as your most recent account statement dated prior to April 25, 2016, a copy of the voting instruction form provided by your broker, trustee or nominee, or other similar evidence of ownership. If, upon request, you do not provide photo identification or comply with the other procedures outlined above, you will not be admitted to the 2016 Annual Meeting.

Directions to the 2016 Annual Meeting may be obtained by calling our office at 214.453.3000 or by sending an email to Investor Relations at dennis.oakes@hms.com.

Voting:	Your vote is very important. Whether or not you plan to attend the 2016 Annual Meeting, we encourage you to read the attached Proxy Statement and vote as soon as possible. You may vote your shares via a toll-free telephone number or over the Internet. If you received a paper copy of a proxy or voting instruction form by mail, you may submit your vote by completing, signing, dating and returning your proxy card or voting instruction form in the pre-addressed envelope provided, or by following the instructions on your proxy card or voting instruction form for voting over the Internet or by telephone. For specific instructions on how to vote, please refer to the “Questions and Answers” section beginning on page 1 of the Proxy Statement.

By the Order of the Board of Directors, Meredith W. Bjorck Executive Vice President, General Counsel and Corporate Secretary April 29, 2016

IMPORTANT NOTICE REGARDING THE INTERNET AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE 23, 2016:

This Notice of Annual Meeting and Proxy Statement and our 2015 Annual Report on Form 10-K are available on our website at http://investor.hms.com/annual-proxy.cfm. The information contained on our website is not incorporated by reference into this Proxy Statement.

HMS Holdings Corp.

PROXY STATEMENT FOR THE

ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 23, 2016

QUESTIONS AND ANSWERS

PROXY MATERIALS

Q:     Why am I receiving these materials?

A:     The Board of Directors of HMS Holdings Corp., a Delaware corporation (which may be referred to in this Proxy Statement as “we,” “us,” “our” or “HMS”), has made these proxy materials available to you over the Internet or has delivered paper copies of these materials to you in connection with our 2016 Annual Meeting of Shareholders, or the 2016 Annual Meeting, to be held at 10:00 a.m. Central Daylight Time on Thursday, June 23, 2016 at the Four Seasons Resort and Club Dallas at Las Colinas, located at 4150 N. MacArthur Boulevard, Irving, Texas 75038, and at which certain items of business will be voted on. When we ask for your proxy with respect to these items of business, we must provide you with a Proxy Statement that contains certain information specified by law.

          As a shareholder, you are invited to attend the 2016 Annual Meeting and are entitled and requested to vote on the items of business described in this Proxy Statement.

          This Proxy Statement and the notice about the Internet availability of our proxy materials, as applicable, are being mailed on or about May 6, 2016 to shareholders entitled to vote at the 2016 Annual Meeting.

Q:     What information is contained in this Proxy Statement?

A:     This Proxy Statement contains information relating to the proposals to be voted on at the 2016 Annual Meeting, the voting process, our Board of Directors and Board committees, the compensation of our directors and executive officers, beneficial ownership of HMS and certain other required information.

Q:     Why did I receive a notice in the mail regarding the Internet availability of the proxy materials instead of a paper copy of the proxy materials?

A:     We are pleased to be again using the U.S. Securities and Exchange Commission (the “SEC”) rule that allows companies to furnish their proxy materials over the Internet. We are mailing to many of our shareholders a notice about the Internet availability of the proxy materials instead of a paper copy of the proxy materials. All shareholders receiving the notice will have the ability to access the proxy materials over the Internet and to request to receive a paper copy of the proxy materials by mail. Instructions on how to access the proxy materials over the Internet, how to request a paper copy of the materials or how to opt to receive future proxy materials in printed form by mail are provided in the notice.

Q:     How can I access the proxy materials over the Internet?

A:     This Proxy Statement and our 2015 Annual Report on Form 10-K (the “Annual Report”) are available at www.proxyvote.com. Your notice about the Internet availability of the proxy materials, proxy card or voting instruction form will contain instructions on how to view our proxy materials over the Internet.

Q:     What should I do if I receive more than one notice about the Internet availability of the proxy materials or more than one paper copy of the proxy materials?

A:     You may receive more than one notice, paper copy of the proxy materials, proxy card or voting instruction form. For example, if you hold your shares in more than one brokerage account, you may receive a separate notice or a separate voting instruction form for each brokerage account in which you hold shares, or, if you are a shareholder of record and your shares are registered in more than one name, you may receive more than one notice or more than one paper copy of the proxy materials.

          To vote all of your shares by proxy, you must vote the shares represented by each notice that you receive, unless you have requested and received a proxy card or voting instruction form for the shares represented by one or more of those notices, in which case, you must complete, sign, date and return each proxy card and voting instruction form that you receive or follow the directions to vote these shares over the Internet or by telephone.

Q:     How may I obtain a paper copy of the proxy materials or a copy of HMS’s Annual Report and other financial information?

A:     Instructions about how to obtain a paper copy of the proxy materials are provided on the notice of Internet availability. Shareholders may request a free copy of our Annual Report by contacting us at the address/phone number listed in the answer to the next question. We also will furnish any exhibits to the Annual Report if specifically requested. Alternatively, shareholders can access the Annual Report and other financial information on our Investor Relations website at http://investor.hms.com/index.cfm.

Q:     I share an address with another shareholder, and we received only one notice of Internet availability of the proxy materials or only one paper copy of the proxy materials. How may I obtain an additional copy of the proxy materials?

A:     If you share an address with another shareholder, you may receive only one notice of Internet availability of the proxy materials or only one paper copy of proxy materials, unless you have provided contrary instructions.

          If you wish to receive a separate set of proxy materials, please submit your request to our transfer agent, Broadridge Corporate Issuer Solutions, Inc. (“Broadridge”), either by calling Broadridge at the toll-free number below, or by writing to Broadridge at the address below:

Broadridge Corporate Issuer Solutions, Inc.

Householding Department

51 Mercedes Way

Edgewood, New York 11717

Telephone: 800.542.1061

          All shareholders may also write to us at the address below to request a separate copy of these materials:

HMS Holdings Corp.

Attention: Investor Relations

5615 High Point Drive

Irving, Texas 75038

Email: dennis.oakes@hms.com

Telephone: 214.453.3000

ANNUAL MEETING INFORMATION

Q:     How can I attend the 2016 Annual Meeting?

A:     You are entitled to attend the 2016 Annual Meeting if you were a shareholder of HMS as of the close of business on April 25, 2016 (the “Record Date”) or if you hold a valid proxy for the 2016 Annual Meeting. You should be prepared to present photo identification for admission. A list of shareholders eligible to vote at the 2016 Annual Meeting will be available for inspection at the 2016 Annual Meeting and for a period of ten calendar days prior to the 2016 Annual Meeting at our principal place of business during regular office hours, which is located at 5615 High Point Drive, Irving, Texas 75038.

          If you are not a shareholder of record, but hold shares through a broker or nominee (i.e., in street name), you should provide proof of beneficial ownership as of the Record Date, such as your most recent account statement dated prior to April 25, 2016, a copy of the voting instruction form provided by your broker, trustee or nominee, or other similar evidence of ownership. If, upon request, you do not provide photo identification or comply with the other procedures outlined above, you will not be admitted to the 2016 Annual Meeting.

          The 2016 Annual Meeting will begin promptly at 10:00 a.m., Central Daylight Time. Check-in will begin at 9:30 a.m., Central Daylight Time, and you should allow time for check-in procedures.

Q:     How many shares must be present or represented to conduct business at the 2016 Annual Meeting?

A:     Holders of a majority of our shares common stock entitled to vote must be present in person or represented by proxy at the 2016 Annual Meeting in order to hold the meeting and conduct business. This is called a quorum. You are part of the quorum if you have voted by proxy. Both abstentions and broker non-votes are counted for the purpose of determining the presence of a quorum. Broker non-votes result when shares are held in “street name” by brokers who are present in person or represented by proxy at a meeting, but who have not received a voting instruction on a particular item or matter on behalf of the customers who actually own our shares and the item or matter is not within the broker’s discretionary authority to vote. See “What if I am a beneficial shareholder and I do not give my broker voting instructions?” on page 6 for more information.

Q:     What if a quorum is not present at the 2016 Annual Meeting?

A:     If a quorum is not present in person or represented by proxy at the 2016 Annual Meeting, the shareholders present or represented at the meeting and entitled to vote (although less than a quorum), or if no shareholder is present, any officer entitled to preside or to act as secretary of such meeting, may adjourn the 2016 Annual Meeting until a quorum is present or represented. The time and place of the adjourned meeting will be announced at the time the adjournment is taken and no other notice will be given, unless the adjournment is for more than 30 days from the date of the original meeting or a new record date is set for the adjourned meeting, in which case, a notice of the adjourned meeting shall be given to each shareholder entitled to vote at the meeting.

VOTING INFORMATION

Q:     Who is entitled to vote at the 2016 Annual Meeting?

A:     Only shareholders of record at the close of business on April 25, 2016 are entitled to vote at the 2016 Annual Meeting. We refer to this date as our Record Date.

Q:     What are the voting rights of HMS’s holders of common stock?

A:     Each outstanding share of HMS’s common stock on the Record Date will be entitled to one vote on each matter considered at the 2016 Annual Meeting.

          You may vote all shares of HMS’s common stock owned by you as of the Record Date, including (i) shares that are held directly in your name as the shareholder of record, and (ii) shares held for you as the beneficial owner through a broker, trustee or other nominee, such as a bank.

          On the Record Date, we had 84,153,770 shares of common stock issued and outstanding.

Q:     What items of business will be voted on at the 2016 Annual Meeting?

A:     Shareholders are being asked to vote on the following matters at the 2016 Annual Meeting:

Proposal		Our Board of Directors’ Voting Recommendation
One	To elect as Class I directors the four nominees named in this Proxy Statement for a term expiring on the date of our 2018 Annual Meeting of Shareholders, or at such time as their successors have been duly elected and qualified	FOR each director nominee named in Proposal One
Two	To approve, on an advisory basis, the 2015 compensation of our named executive officers, as described in this Proxy Statement	FOR
Three	To re-approve our Annual Incentive Compensation Plan as amended and restated	FOR
Four	To approve our 2016 Omnibus Incentive Plan	FOR
Five	To ratify the selection of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2016	FOR

          We will also consider other business that properly comes before the 2016 Annual Meeting.

Q:     Assuming there is a proper quorum of shares represented at the meeting, how many shares are required to approve the proposals being voted on in this Proxy Statement?

A:     The following table reflects the vote required in accordance with the laws of the State of Delaware, our Certificate of Incorporation, our Bylaws and the NASDAQ Stock Market, Inc. Marketplace Rules (the “NASDAQ Marketplace Rules”), as applicable:

Proposal	Matter	Vote required	Is broker discretionary voting allowed
One	Elect four Class I Directors	Majority of votes cast	No
Two	Advisory approval of executive compensation*	Majority of votes cast	No
Three	Approve our Amended and Restated Annual Incentive Compensation Plan	Majority of votes cast	No
Four	Approve our 2016 Omnibus Incentive Plan	Majority of votes cast	No
Five	Ratify the selection of KPMG LLP	Majority of votes cast	Yes

* Advisory and non-binding. Please see Proposal Two on page 72 for more information regarding the effect of your vote.

          With respect to Proposal One, our Bylaws provide that a nominee will be elected as a director if he or she receives a majority of the votes cast at the 2016 Annual Meeting. A majority of the votes cast means that the number of shares voted “for” a nominee’s election exceeds the number of votes cast “against” that nominee’s election (with “abstentions” and “broker non-votes” not counted as a vote either “for” or “against” that director’s election).

          With respect to Proposals Two, Three, Four and Five, the majority of the votes cast by the holders of all of the shares of stock present or represented at the 2016 Annual Meeting and voting affirmatively on such matter is required for approval. Neither abstentions nor broker non-votes will have an effect on the outcome of such matters because approval is based solely on the number of votes cast affirmatively or negatively.

Q:     What if a director nominee does not receive a majority of the votes cast?

A:     If an incumbent director who has been nominated for re-election fails to receive a majority of the votes cast in an uncontested election “for” his/her re-election, Delaware law provides that the director continues to serve as a director in a hold-over capacity.

          HMS has adopted a Board Resignation Policy that requires each incumbent nominee to submit an irrevocable contingent resignation letter that will be effective upon (i) his/her failure to receive the required vote at the next annual meeting at which he/she faces re-election and (ii) Board acceptance of such resignation. Therefore, if a nominee fails to receive the required vote for re-election, our Nominating and Governance Committee will act on an expedited basis to determine whether to accept the director’s resignation and will submit such recommendation for prompt consideration by the Board of Directors. The Board of Directors expects the director whose resignation is under consideration to abstain from participating in any decision regarding that resignation. The Nominating and Governance Committee and the Board of Directors may consider any factors they deem relevant in deciding whether to accept a director’s resignation. The Board of Directors will publicly disclose its decision and rationale within a reasonable time period following certification of the election results. If a director’s resignation is accepted by the Board of Directors, the Board may fill the vacancy or decrease the size of the Board.

Q:     What happens if a nominee is unable to stand for election?

A:     If a nominee is unable to stand for election, the Board of Directors may either reduce the number of directors to be elected or designate a substitute nominee. If a substitute nominee is selected, the persons named as proxy holders, William C. Lucia, our Chairman, President and Chief Executive Officer, and Jeffrey S. Sherman, our Executive Vice President, Chief Financial Officer and Treasurer, intend to vote your shares for the substitute nominee.

Q:     What happens if additional matters are presented at the 2016 Annual Meeting?

A:     Other than the five items of business described in this Proxy Statement, we are not aware of any other business to be acted upon at the 2016 Annual Meeting. If you grant a proxy, Messrs. Lucia and Sherman, the proxy holders, will have the discretion to vote your shares on any additional matters properly presented for a vote at the 2016 Annual Meeting.

Q:     What if I sign and return my proxy without making any voting decisions?

A:     If you sign and return your proxy without making any voting decisions, your shares will be voted “FOR” each of the four nominees for Class I director and “FOR” Proposals Two, Three, Four and Five. If other matters properly come before the 2016 Annual Meeting, the persons named as proxy holders, Messrs. Lucia and Sherman, will have the authority to vote on those matters for you at their discretion. As of the date of this Proxy Statement, we are not aware of any matters that will come before the 2016 Annual Meeting other than those disclosed in this Proxy Statement.

Q:     What if I am a beneficial shareholder and I do not give my broker voting instructions?

A:     If you are a beneficial shareholder and your shares are held in the name of a broker, the broker is bound by the rules of the New York Stock Exchange (NYSE) regarding whether or not it can exercise discretionary voting power for any particular proposal if the broker has not received voting instructions from you. Brokers have the authority to vote shares for which their customers do not provide voting instructions on certain “routine” matters. If the broker does not vote on a particular proposal because that broker does not have discretionary voting power, this is referred to as a “broker non-vote.” Broker non-votes will be considered as present for purposes of determining a quorum.

          The election of Class I directors (Proposal One), the advisory approval of our 2015 executive compensation (Proposal Two), the re-approval of our Annual Incentive Compensation Plan as amended and restated (Proposal Three), and the approval of the 2016 Omnibus Incentive Plan (Proposal Four) are considered “non-routine” matters under the applicable rules of the NYSE, so your broker cannot vote on these matters without your voting instructions. Your broker is permitted to vote your shares on the ratification of the selection of KPMG LLP as our independent registered public accounting firm for the year ending December 31, 2016 (Proposal Five), even if your broker does not receive voting instructions from you, because this matter is considered “routine” under the applicable rules of the NYSE.

Q:     What is the difference between holding shares as a shareholder of record and holding shares as a beneficial owner?

A:     Most of our shareholders hold their shares through a broker or other nominee rather than directly in their own name. We have summarized below some of the distinctions between being a shareholder of record and being a beneficial owner.

Shareholder of Record

If your shares are registered directly in your name, or as a joint holder, with our transfer agent, Broadridge, you are considered, with respect to those shares, the shareholder of record. As a shareholder of record, you have the right to grant your voting proxy directly to us or to vote in person at the 2016 Annual Meeting.

Beneficial Owner

If your shares are held in a brokerage account or by another nominee, you are considered the beneficial owner of shares held in street name. As a beneficial owner, you have the right to direct your broker, trustee or nominee how to vote and are also invited to attend the 2016 Annual Meeting.

Since a beneficial owner is not the shareholder of record, you may not vote these shares in person at the meeting unless you obtain a “legal proxy” from the broker, trustee or nominee that holds your shares, giving you the right to vote the shares at the 2016 Annual Meeting. Your broker, trustee or nominee has provided a voting instruction form for you to use in directing the broker, trustee or nominee how to vote your shares.

Q:     How can I vote?

A:     Whether you hold shares directly as a shareholder of record or beneficially in street name, you may direct how your shares are voted without attending the 2016 Annual Meeting.

By Internet: Go to www.proxyvote.com and follow the instructions there. You will need the 12 digit number included on your proxy card, voting instruction form or notice.

By telephone: Dial the phone number on your proxy card or notice. You will need the 12 digit number included on your proxy card, voting instruction form or notice. Telephone voting for shareholders of record is available 24 hours a day. Votes submitted by telephone must be received by 11:59 p.m. Eastern Daylight Time on June 22, 2016.

If your shares are held in street name in an account at a bank or brokerage firm that participates in a program that offers telephone voting options, upon your request, they will provide you with a voting instruction form that includes instructions on how to vote your shares by telephone.

By mail: If you received a paper copy of a proxy card or voting instruction form, you may submit your proxy by completing, signing and dating the proxy card or voting instruction form and mailing it in the accompanying pre-addressed envelope.

In person: Shares held in your name as the shareholder of record may be voted in person at the 2016 Annual Meeting. Shares held beneficially in street name may be voted in person only if you obtain a legal proxy from the broker, trustee or nominee that holds your shares, giving you the right to vote the shares. Even if you plan to attend the 2016 Annual Meeting, we recommend that you use one of the methods described above to submit your proxy so that your vote will be counted if you later decide not to attend the 2016 Annual Meeting.

Q:     Is my vote confidential?

A:     Proxy cards, ballots and voting instructions and tabulations that identify individual shareholders will be tabulated by Broadridge and will be handled in a manner that protects your voting privacy.

Q:     How are my votes cast when I submit my proxy over the Internet, by telephone or by mail?

A:     When you submit your proxy over the Internet, by telephone or by signing and returning the proxy card, you appoint Messrs. Lucia and Sherman as your representatives at the 2016 Annual Meeting. Messrs. Lucia and Sherman will vote your shares at the 2016 Annual Meeting as you have instructed. They are also entitled to appoint a substitute to act on their behalf.

Q:     May I change my vote?

A:     Yes. You may change your vote at any time prior to the vote at the 2016 Annual Meeting. If you are the shareholder of record, you may change your vote by granting a new proxy bearing a later date (which automatically revokes the earlier proxy), by providing a written notice of revocation to our Corporate Secretary prior to your shares being voted, or by attending the 2016 Annual Meeting and voting in person. For your written notice of revocation to be effective, it must be received by our Corporate Secretary at our principal place of business no later than June 22, 2016. Attendance at the 2016 Annual Meeting will not cause your previously granted proxy to be revoked unless you specifically so request or if you cast a new vote. For shares you hold beneficially in street name, you may change your vote by submitting new voting instructions to your broker, trustee or nominee, or, if you have obtained a legal proxy from your broker, trustee or nominee giving you the right to vote your shares, by attending the 2016 Annual Meeting and voting in person. If you are a shareholder of record or if your shares are held in street name and your bank or brokerage firm offers telephone and Internet voting options, you may also change your vote at any time prior to 11:59 p.m. Eastern Daylight Time on June 22, 2016 by voting over the Internet or by telephone. If you change your vote, your latest telephone or Internet proxy is counted.

Q:     Who will bear the cost of soliciting votes for the 2016 Annual Meeting?

A:     HMS is making this solicitation and will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials and soliciting votes. In addition to the mailing of these proxy materials, the solicitation of proxies or votes may be made in person, by telephone or by electronic communication by our directors, officers and employees. These individuals will not receive any additional compensation for such solicitation activities. HMS has also retained Georgeson, LLC, a proxy solicitation firm, to assist in the solicitation of proxies for a fee of approximately $12,000, plus administrative costs and any other reasonable out-of-pocket disbursements. Upon request, we will reimburse brokerage houses and other custodians, nominees and fiduciaries for forwarding proxy materials to shareholders.

Q:     Where can I find the voting results of the 2016 Annual Meeting?

A:     We intend to announce preliminary voting results at the 2016 Annual Meeting and publish final results on a Current Report on Form 8-K to be filed with the SEC within four business days of the 2016 Annual Meeting.

Q:     Who will serve as inspector of elections?

A:     Broadridge will tabulate votes and a representative of Broadridge will act as inspector of elections.

Q:     What if I have questions for HMS’s transfer agent?

A:     Broadridge serves as our transfer agent. Broadridge can be reached as follows:

HMS Holdings Corp.

c/o Broadridge Corporate Issuer Solutions

P.O. Box 1342

Brentwood, New York 11717

Telephone Inquiries: 855.418.5059 or TTY for hearing impaired: 855.627.5080

Foreign Shareholders: 720.378.5654

Website: http://www.broadridge.com

shareholder@broadridge.com

SHAREHOLDER PROPOSALS, DIRECTOR NOMINATIONS AND QUESTIONS

Q:     What is the deadline for submitting proposals for inclusion in HMS’s proxy statement for the 2017 Annual Meeting of Shareholders?

A:     Pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), shareholders may present proper proposals for inclusion in our proxy statement relating to, and for consideration at, the 2017 Annual Meeting of Shareholders, or the 2017 Annual Meeting, by submitting their proposals to us in a timely manner. Such proposals will be so included if they are received in writing at our principal executive office no later than December 30, 2016 and if they otherwise comply with the requirements of Rule 14a-8. Proposals should be addressed to: Meredith W. Bjorck, Corporate Secretary, HMS Holdings Corp., 5615 High Point Drive, Irving, Texas 75038.

          With regard to any proposal by a shareholder not seeking to have such proposal included in the proxy statement, but seeking to have such proposal considered at the 2017 Annual Meeting or seeking to nominate a candidate for director at the 2017 Annual Meeting, in order for such proposal/nomination to be considered timely it must be received in writing by the Corporate Secretary at our principal executive office between February 23, 2017 and March 25, 2017. If a shareholder fails to timely notify us of such proposal, then the persons appointed as proxies may exercise their discretionary voting authority in determining whether the proposal will be considered at the 2017 Annual Meeting notwithstanding that shareholders have not been advised of the proposal in the proxy statement for the 2017 Annual Meeting. Any proposals submitted by shareholders must comply in all respects with (i) the rules and regulations of the SEC, (ii) the provisions of our Certificate of Incorporation and our Bylaws and (iii) applicable Delaware law.

Q:     How may I obtain a copy of HMS’s Bylaw provisions regarding shareholder proposals and director nominations?

A:     You may contact the Corporate Secretary at our principal place of business for a copy of the relevant Bylaw provisions regarding the requirements for making shareholder proposals and nominating director candidates. Our Bylaws are also available on our website under the “Investor Relations—Corporate Governance” tabs at http://investor.hms.com/corporate-governance.cfm.

Q:     Who can help answer my questions?

A:     If you have any questions about the 2016 Annual Meeting, you should contact our Corporate Secretary, Meredith W. Bjorck at 214.453.3000.

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Board of Directors

Our business affairs are managed under the direction of the Board of Directors in accordance with the General Corporation Law of the State of Delaware, our Certificate of Incorporation and our Bylaws. Our Board of Directors currently consists of nine directors. One current director, Robert M. Holster, is not standing for re-election and his Board service will end at the 2016 Annual Meeting. Pursuant to our Bylaws, the Board has set the number of directors that constitute the Board at eight, effective immediately prior to the 2016 Annual Meeting.

Robert Becker	Ellen A. Rudnick
Craig R. Callen	Bart M. Schwartz
Robert M. Holster	Richard H. Stowe
William C. Lucia	Cora M. Tellez
William F. Miller III

Director Independence

A majority of our Board of Directors must be comprised of “independent directors” in accordance with the NASDAQ Marketplace Rules. Under Rule 5605(a)(2) of the NASDAQ Marketplace Rules, a director will only qualify as an “independent director” if, in the opinion of our Board of Directors, that person does not have a relationship which would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Based on its review of the applicable independence standards and answers to annual questionnaires completed by the directors, our Board of Directors has determined that each of Messrs. Becker, Callen, Holster, Miller, Schwartz and Stowe and Mses. Rudnick and Tellez is an “independent director” as defined under the NASDAQ Marketplace Rules. The Board of Directors has also determined that Mr. Daniel N. Mendelson, who resigned from the Board of Directors in August 2015, was an independent director during the time he served on the Board in 2015.

Board of Directors Meetings and Attendance

The Board of Directors convenes quarterly on a regular basis and may hold additional meetings as necessary from time to time. Following each regularly scheduled quarterly Board meeting (and following other meetings if necessary), our non-employee Board members meet in an executive session to review key decisions, discuss their observations and shape future Board agendas, all in a manner that is independent of management and where necessary, challenging management. The executive sessions are led by Mr. Stowe as Lead Independent Director. The Board of Directors held six meetings during 2015.

Each incumbent director attended at least 75% of the aggregate of the total number of meetings of (i) the Board of Directors and (ii) the committees on which the director served. Directors are encouraged but not required to attend our annual meetings of shareholders. Mr. Lucia attended our 2015 Annual Meeting.

Board Committees

The Board of Directors has the following standing committees: Audit Committee, Compensation Committee, Compliance and Ethics Committee (formerly the “Compliance Committee”) and Nominating and Governance Committee, each of which operates pursuant to a separate charter that has been approved by the Board of Directors. A current copy of each charter is available on our website under the “Investor Relations—Corporate Governance” tabs at http://investor.hms.com/corporate-governance.cfm. Each committee reviews the appropriateness of its charter on an annual basis, as required by its charter.

By the terms of their respective charters, each of the Audit, Compensation, Compliance and Ethics and Nominating and Governance Committees is authorized, without further action by the Board, to engage such independent advisors as it deems necessary or appropriate to carry out its responsibilities. The Board of Directors makes committee and committee chair assignments annually at its meeting following the annual meeting of shareholders, although further changes to committee assignments are made from time to time as deemed appropriate by the Board of Directors. The composition and primary responsibilities of each committee are summarized below.

Independent Director	Committee**
	Audit	Compensation	Compliance and Ethics	Nominating and Governance
Robert Becker	✓			✓
Craig R. Callen		✓		✓
Ellen A. Rudnick	✓*		✓	✓
Bart M. Schwartz	✓		✓*	✓
Richard H. Stowe		✓*		✓
Cora M. Tellez	✓		✓	✓*
*	Committee Chair
**	Committee membership is as of the date of this Proxy Statement

Audit Committee

The current members of the Audit Committee of the Board of Directors are Ms. Rudnick (Chair), Messrs. Becker (as of February 2016) and Schwartz and Ms. Tellez. In February 2016, upon the recommendation of the Nominating and Governance Committee, the Board of Directors determined to increase the number of members of the Audit Committee to four and to appoint Mr. Becker as an additional member of the Audit Committee. The Board of Directors has determined that each member of the Audit Committee is an independent director, as defined in the NASDAQ Marketplace Rules and the independence requirements contemplated by Rule 10A-3 under the Exchange Act, and meets NASDAQ’s financial knowledge and sophistication requirements. In addition, the Board has determined that Mr. Becker and Ms. Tellez each qualify as an “audit committee financial expert,” as such term is defined in Item 407(d)(5)(ii) of Regulation S-K.

As more fully described in its Charter, the Audit Committee’s function is to assist the Board of Directors with its oversight of our accounting and financial processes and the audits of our financial statements. The Audit Committee is responsible for oversight of our independent auditor, including sole and direct responsibility to (i) appoint, evaluate and terminate, when necessary, the engagement of our independent auditor, (ii) set the compensation of our independent auditor, (iii) pre-approve all audit services to be provided by our independent auditor and (iv) oversee the work of our independent auditor. The responsibilities of the Audit Committee also include, among other things, review of our audited financial statements and quarterly unaudited financial statements and oversight of our internal control over financial reporting and disclosure controls and procedures, the performance of our internal audit function and our policies with respect to risk assessment and risk management, including HMS’s Enterprise Risk Management program. The Audit Committee held nine meetings during 2015.

Additional information regarding the Audit Committee and its functions and responsibilities is included in this Proxy Statement under the captions “Audit Committee Report” and “Proposal Five: Ratification of the Selection of Independent Registered Public Accounting Firm.”

Compensation Committee

The current members of the Compensation Committee of the Board of Directors are Messrs. Stowe (Chair) and Callen. Mr. Mendelson also served as a member of the Compensation Committee until August 2015, when he resigned from the Board of Directors. The Board of Directors has determined that each member of the Compensation Committee is an independent director, as independence for compensation committee members is defined in the NASDAQ Marketplace Rules. Messrs. Callen and Stowe also qualify as “outside directors” within the meaning of Section 162(m) of the Internal Revenue Code of 1986 (the “Code”) and as “non-employee” directors under Rule 16b-3 of the Exchange Act.

As more fully described in its Charter, the Compensation Committee’s function is to discharge the Board of Directors responsibilities relating to the compensation of our Chief Executive Officer and our other executive officers, with overall responsibility for approving and evaluating all of our compensation plans, policies and programs as they affect the Chief Executive Officer and other executive officers. In addition, the Compensation Committee is responsible for (i) producing an annual report on executive compensation for inclusion in our proxy statement or annual report on Form 10-K, as applicable, (ii) reviewing and making recommendations to the Board of Directors with respect to compensation for directors, (iii) reviewing and making recommendations to the Board of Directors with respect to incentive compensation and equity-based plans that are subject to the approval by the Board of Directors and (iv) administering our compensation plans, to the extent authorized under the terms of such plans. The Compensation Committee held four meetings in 2015.

Compliance and Ethics Committee (formerly the “Compliance Committee”)

The current members of the Compliance and Ethics Committee of the Board of Directors are Mr. Schwartz (Chair) and Mses. Rudnick and Tellez. The Board of Directors has determined that each current member of the Compliance and Ethics Committee is an independent director as defined in the NASDAQ Marketplace Rules.

In April 2016, the Board of Directors changed the name of the Compliance Committee to the “Compliance and Ethics Committee” to clarify the committee’s existing practices and oversight responsibility for HMS’s ethical standards and conduct of its business operations. As more fully described in its Charter, the Compliance and Ethics Committee’s function is to oversee (i) HMS’s compliance and ethics programs, policies and procedures, (ii) HMS’s compliance with federal and state laws and regulations applicable to its business, particularly those related to healthcare, and all applicable Medicare and Medicaid program requirements, (iii) the activities of the Chief Compliance and Ethics Officer and the operation of HMS’s Compliance Department and (iv) compliance with HMS’s Code of Conduct and related policies and adherence to ethical standards. A copy of the Compliance and Ethics Committee Charter is posted on HMS’s website at http://investor.hms.com/corporate-governance.cfm. The Compliance and Ethics Committee held four meetings in 2015.

Nominating and Governance Committee

The current members of the Nominating and Governance Committee of the Board of Directors are Ms. Tellez (Chair), Messrs. Becker (as of February 2016), Callen, Schwartz and Stowe and Ms. Rudnick. In September 2015, upon the recommendation of the Nominating and Governance Committee and Mr. Stowe, in his capacity as Lead Independent Director, the Board of Directors determined to appoint Ms. Tellez as Chair of the Nominating and Governance Committee following Mr. Mendelson’s resignation from our Board and as chair of the committee. The Board of Directors has determined that each member of the Nominating and Governance Committee is an independent director, as defined in the NASDAQ Marketplace Rules.

As more fully described in its Charter, the Nominating and Governance Committee’s functions are (i) to identify individuals qualified to join the Board of Directors and recommend director nominees for election at the annual meeting of shareholders, (ii) to provide oversight on corporate governance related matters, (iii) to oversee an annual self-evaluation of the Board of Directors and its standing committees, and (iv) to recommend the directors to serve on each Board committee and chair of each committee. The processes and procedures followed by the Nominating and Governance Committee in identifying and evaluating director candidates are described below under the heading “Director Nomination Process.” The Nominating and Governance Committee held three meetings in 2015.

Board Leadership Structure

Our governance framework provides our Board of Directors with the flexibility to select the appropriate leadership structure for HMS. In making leadership structure determinations, the Board of Directors considers many factors, including the recommendation of the Nominating and Governance Committee, the pros and cons of alternative leadership structures in light of the needs of HMS and what is in the best interests of its shareholders. This approach has allowed the Board of Directors to adopt different leadership structures as HMS’s circumstances have evolved, such as combining the roles of Chairman and Chief Executive Officer at times, and at other times separating them. The current leadership structure is comprised of a combined Chairman and Chief Executive Officer and a Lead Independent Director. Given the complexity of our business, the rapidly changing healthcare environment in which we operate and the unique opportunities and challenges that HMS is facing, the Board of Directors believes that having a strong, independent lead director with the leadership of a combined Chairman and Chief Executive Officer role serves the best interests of HMS and its shareholders at this time. Mr. Lucia’s long history with HMS and extensive knowledge of all aspects of our business and the healthcare industry provides HMS with unified leadership, and the vision to execute HMS’s current strategic initiatives and create shareholder value. This combined role is a leadership model that has served our shareholders in the past and the Board of Directors remains confident that Mr. Lucia continues to be in the best position to lead both HMS and the Board of Directors.

Lead Independent Director. Our Corporate Governance Guidelines provide that if the offices of Chairman and Chief Executive Officer are held by the same person, the independent directors will appoint a lead director from among the independent directors to supplement the combined Chairman and Chief Executive Officer position and otherwise provide leadership to the independent directors on the Board of Directors. Although elected annually, the lead independent director is generally expected to serve for more than one year. Since July 2015, Mr. Stowe has served as the Lead Independent Director of the Board of Directors. As Lead Independent Director, Mr. Stowe’s duties include:

•	presiding at all meetings of the Board of Directors at which the Chairman is not present, including executive sessions of the independent directors;

•	having the authority to call meetings of the independent directors, as needed;

•	serving as the principal liaison between the Chairman of the Board and the other directors;

•	working with the Chairman to approve and prepare Board meeting agendas and schedules, assuring there is sufficient time for discussion of all agenda items;

•	recommending to the Nominating and Governance Committee selection for the membership and chair position for each Board committee;

•	interviewing, together with the chair of the Nominating and Governance Committee, all director candidates and making recommendations to the Nominating and Governance Committee;

•	being available for consultation and direct communication with shareholders to the extent authorized by the Board and circumstances are appropriate;

•	retaining outside advisors and consultants on certain Board issues; and

•	otherwise consulting the Chairman and Chief Executive Officer on matters relating to corporate governance and Board performance.

Active involvement of the independent directors that work together and in tandem through their various functional areas of expertise, combined with the qualifications and significant responsibilities of our Lead Independent Director, creates an environment for increased engagement of the Board of Directors as a whole and further promotes strong, independent oversight of management and affairs. We believe this leadership structure—a combined Chairman and Chief Executive Officer and a Lead Independent Director—strikes the right balance between effective independent oversight and consistent corporate leadership and continues to be the appropriate leadership structure for HMS at this time.

Board and Committee Self-Evaluations

Pursuant to our Corporate Governance Guidelines, the Board of Directors and each committee conduct annual self-evaluations, which may include an evaluation of individual directors to assess the qualifications, attributes, skills and experience represented on the Board of Directors. The Board of Directors’ evaluation focuses on key performance areas including, but not limited to, the composition, conduct and culture of the Board of Directors, their attention to issues that help HMS maximize shareholder value, including corporate strategy, how they request and use relevant information in performing Board duties, and the Board of Directors’ follow-through and monitoring with respect to its recommendations. The process is guided and overseen by the Nominating and Governance Committee and the results of the evaluations are discussed by the full Board of Directors. Each committee of the Board of Directors also conducts an annual self-evaluation to assess compliance with its respective charter requirements.

Director Nomination Process

The Nominating and Governance Committee is responsible for identifying individuals qualified to become members of the Board of Directors, consistent with criteria approved by the Board of Directors, and for recommending to the Board of Directors the nominees for election as directors at any meeting of shareholders and the persons to be elected by the Board of Directors to fill vacancies or newly created directorships. The Nominating and Governance Committee periodically reviews with the Board of Directors the size and composition of the Board of Directors as a whole and the requisite skills and criteria for new board members.

Shareholder Recommendations of Director Candidates. The Nominating and Governance Committee will consider director candidates suggested by you, our shareholders, provided that the recommendations are made in accordance with the procedures described in this Proxy Statement in the Questions and Answers section under the heading “Shareholder Proposals, Director Nominations and Questions.” As set forth in the Nominating and Governance Committee Charter, the Nominating and Governance Committee will review and evaluate information available to it regarding candidates proposed by shareholders and shall apply substantially the same criteria, and follow substantially the same process in considering them, as it does for other candidates.

Criteria for Nomination to the Board. Pursuant to our Corporate Governance Guidelines, the Nominating and Governance Committee will review director candidates in accordance with the following general criteria:

•	nominees should have a reputation for integrity, honesty and adherence to high ethical standards;

•	nominees should have demonstrated business acumen, experience and ability to exercise sound judgments in matters that relate to the current and long-term objectives of HMS and should be willing and able to contribute positively to the decision-making process of HMS;

•	nominees should have a commitment to understand HMS and its industry and to regularly attend and participate in meetings of the Board and its committees;

•	nominees should have the interest and ability to understand the sometimes conflicting interests of the various constituencies of HMS, which include shareholders, employees, customers, governmental units, creditors, and the general public, and to act in the interests of all shareholders;

•	nominees should not have, nor appear to have, a conflict of interest that is not properly mitigated that would impair the nominee’s ability to represent the interests of all HMS’s shareholders and to fulfill the responsibilities of a director; and

•	nominees shall not be discriminated against on the basis of race, religion, national origin, sex, sexual orientation, disability or any other basis proscribed by law.

In addition to the general criteria, in evaluating prospective candidates, the Nominating and Governance Committee takes into account all factors it considers appropriate, including but not limited to the characteristics of independence, diversity, age, skills and experience, the needs and composition of the Board of Directors as a whole (including diversity of skills, background and experience), the performance and continued tenure of incumbent directors, the balance of management and independent directors and the need for financial or other specialized expertise. The Nominating and Governance Committee has not established specific minimum qualifications for a candidate to be recommended for nomination to the Board of Directors. Rather, the Nominating and Governance Committee recommends candidates that it believes will enhance our Board of Directors and benefit HMS and our shareholders based on the factors discussed above.

Process for Identifying and Evaluating Nominees. Candidates for director may come to the attention of the Nominating and Governance Committee through current members of the Board of Directors, professional search firms, shareholders or industry sources. The Nominating and Governance Committee first evaluates director candidates by reviewing their biographical information and qualifications. Potentially qualified candidates are initially interviewed by our President and Chief Executive Officer and at least one member of the Nominating and Governance Committee and then, if appropriate, by at least a majority of the Nominating and Governance Committee, as well as other members of the Board of Directors. After completing the evaluation and interviews and checking the candidates’ references, the Nominating and Governance Committee determines which individuals are qualified to become board members and makes a recommendation to the Board of Directors, taking into account the recommendation of the Lead Independent Director (if so designated) as to the individuals who should be nominated for election by the shareholders at a meeting or elected by the Board of Directors to fill a vacancy or newly created directorship. The Board of Directors makes the final determination whether to nominate or elect a candidate after considering the Nominating and Governance Committee’s report.

Corporate Governance Guidelines

Our Board of Directors has voluntarily adopted Corporate Governance Guidelines, which govern the operations of the Board of Directors and its committees and address matters such as director responsibilities and qualifications, committee membership and structure, board composition and structure, director compensation, communications with outside parties and the annual self-evaluation of the Board of Directors. Our Corporate Governance Guidelines form an important and flexible framework for the Board of Directors’ corporate governance practices and guide the Board of Directors in the execution of its responsibilities. They provide, among other things, that:

•	the directors shall have full and free access to HMS’s management in discharging their obligation to oversee HMS management;

•	a majority of directors of the Board of Directors must be independent as defined by the standards established by NASDAQ and the SEC;

•	a director must limit the number of company boards on which he or she serves and must advise the General Counsel, who will consult with the Chairman and the Chair of the Nominating and Governance Committee, in advance of joining another board;

•	a lead independent director shall be appointed annually by the independent directors to provide leadership to independent directors if the offices of Chairman and Chief Executive Officer are held by the same person;

•	independent directors must promptly inform the Chairman and the Chair of the Nominating and Governance Committee of any matter that may cause a change in their status as independent directors or of an activity that may rise to the level of a material conflict of interest; and

•	the Nominating and Governance Committee will oversee an annual self-evaluation of the Board of Directors and its standing committees, which may include an evaluation of individual directors.

From time to time, the Nominating and Governance Committee will review and reassess our Corporate Governance Guidelines, and, if necessary, will recommend changes to the Board of Directors. Our Corporate Governance Guidelines are available to view at our website, http://investor.hms.com/corporate-governance.cfm, under the “Investor Relations—Corporate Governance” section.

Shareholder Communication with the Board of Directors

Shareholders and other outside parties who wish to communicate with a director should address their correspondence to such director in care of the Corporate Secretary at the address specified on our website at http://investor.hms.com/contactboard.cfm. The Board of Directors has instructed the Secretary to review and determine whether to forward all such correspondence in her discretion. Generally, correspondence will not be forwarded if it is deemed to be irrelevant to or inconsistent with the HMS’s operations or policies, or of a commercial nature.

The Board of Directors’ Role in Risk Oversight

Our Board of Directors bears the responsibility for maintaining oversight over HMS’s exposure to risk. The Board of Directors, itself and through its committees, regularly discusses our material risk exposures, the potential impact on HMS and the efforts of management it deems appropriate to deal with the risks that are identified.

HMS has established a formal Enterprise Risk Management (“ERM”) program that assists the Board of Directors in fulfilling its risk oversight responsibility. The program is led by our Risk Management and Internal Audit department and incorporates information gathered from our executive officers, business unit leaders and other managers. Through the ERM program, we conduct risk assessments at both the corporate level and across HMS’s business units. The ERM program also facilitates the ongoing development of the corporate risk appetite and risk mitigation strategies for key areas of company risk. The Board of Directors and the relevant Board committees receive regular reports on the major risks and exposures facing HMS and the steps management has taken to monitor and control such risks and exposures. The outputs of the ERM program inform the Board of Directors and provide a basis for the Board’s oversight of HMS’s exposure to risk.

As part of the Board of Directors’ general oversight function for risk management, each of the Board committees addresses risks that fall within each committee’s areas of responsibility. Each committee meets in executive session and with key management personnel and representatives of outside advisors as necessary.

Committee	Risk Oversight Responsibilities
Audit Committee	• • • • • •

Quality and adequacy of processes and internal controls, with consultation from management and HMS’s independent registered public accounting firm
Financial statements

Financial reporting and investor disclosure

Accounting and auditing

Significant financial exposure

Oversight of HMS’s ERM program

Compensation Committee	• •

Elements of HMS’s compensation programs, policies and practices for executive officers and non-employee directors, with assistance from HMS’s independent compensation consultant
Incentive-compensation and equity-based compensation plans

Compliance and Ethics Committee	• • •

Code of Conduct and Corporate Compliance Program, including compliance-related activities, audits and investigations

Healthcare policies and procedures

Non-financial compliance related to legal, regulatory and ethical requirements of HMS’s business operations

Nominating and Governance Committee	• • • •	Corporate governance, with guidance from outside counsel Board of Directors and committee membership Succession Planning Overall Board effectiveness

Compensation-Related Risk. We regularly assess risks related to our compensation programs for all employees, including non-executive officers. In February 2016, HMS’s management and Compensation Committee, with the assistance of the Committee’s independent compensation consultant, Frederic W. Cook & Co., Inc. (“F.W. Cook”), conducted a comprehensive assessment of the risks associated with HMS’s compensation policies and practices as they relate to risk management practices and risk-taking incentives. The Compensation Committee took into consideration HMS’s current compensation structure and the possible risks and mitigation factors associated with each compensation element, including the mix of cash, equity and fixed compensation with short- and long-term incentives, the use of multi-year vesting periods and performance criteria for equity awards, clawback provisions that apply to long-term incentive awards, stock ownership guidelines for executive officers and a cap on bonus pool funding and individual payouts for all short-term incentive awards. Based on the results of this assessment, the Compensation Committee does not believe HMS’s compensation policies and practices for its employees create risks that are reasonably likely to have a material adverse effect on HMS.

As discussed in more detail in “Compensation Discussion and Analysis” beginning on page 30, the Compensation Committee reviews and approves executive compensation programs that focus on having the appropriate balance of features that mitigate compensation-related risk without diminishing the incentive nature of the compensation.

Code of Conduct

Our Board of Directors has adopted a Code of Conduct applicable to all of our directors, officers and employees, including all employees, officers, directors, contractors, contingent workers and business affiliates of HMS subsidiaries. A copy of the Code of Conduct is publicly available on our website under the “Investor Relations—Corporate Governance” section at http://investor.hms.com/governance.cfm and can also be obtained free of charge by sending a written request to our Corporate Secretary. We intend to disclose any amendments or waivers to the provisions of the Code of Conduct that relate to our principal executive officer, principal financial officer, principal accounting officer, controller or persons performing similar functions by filing such information on a Current Report on Form 8-K with the SEC within four business days, to the extent such filing is required by the NASDAQ Marketplace Rules; otherwise, we will provide disclosure of amendments or waivers by posting such information on our website.

Certain Relationships and Transactions

Compensation Committee Interlocks and Insider Participation

During 2015, the members of our Compensation Committee were Messrs. Stowe (Chair), Callen and Mendelson (who resigned from the Board in August 2015). None of Messrs. Stowe, Callen or Mendelson has ever been an officer or employee of HMS. None of the current or prior members of the Compensation Committee had a related person transaction involving HMS during the year ended December 31, 2015. During 2015, none of our executive officers (i) served as a member of the board of directors or compensation committee (or equivalent entity) of any other entity that had one or more of its executive officers serving as a member of our Compensation Committee or (ii) served as a member of the compensation committee (or equivalent entity) of any other entity that had one or more of its executive officers serving as a member of our Board of Directors.

Transactions with Related Persons

Related Person Transaction Policy. The Audit Committee’s Charter provides that the Audit Committee shall review all transactions with related persons on an ongoing basis for potential conflict of interest situations and that all such transactions must be approved by the Audit Committee. Our Board of Directors has adopted a written Related Person Transaction Policy to assist the Audit Committee in reviewing proposed transactions between HMS and certain individuals deemed to be “related persons.” The policy applies to our executive officers, directors, director nominees and 5% shareholders (and their immediate family members), each of whom we refer to as a “related person,” and governs the review of any transaction, arrangement or relationship in which we are a participant, the amount involved exceeds $120,000 and a related person has a direct or indirect material interest. We refer to such a transaction, arrangement or relationship as a “related person transaction.”

Review and Approval of Related Person Transactions. Pursuant to our Related Party Transaction Policy, a related person must notify the Corporate Secretary of any plan to enter into, extend or modify any transaction with HMS or its affiliate that could be a related person transaction. The policy calls for the proposed transaction with a related person to be reviewed and, if deemed appropriate, approved by the Audit Committee prior to entry into the transaction. Under the policy, any related person transactions that are ongoing in nature and previously approved by the Audit Committee will be reviewed annually. A transaction with a related person reviewed under the policy will be considered approved or ratified if it is authorized by the Audit Committee after full disclosure of the related person’s interest in the transaction. The Audit Committee will review and consider all relevant information regarding the transaction, including the impact on a director’s independence or a Board committee’s composition in the event the related person is a director, as it deems appropriate under the circumstances.

The Audit Committee may approve or ratify the transaction only if the Audit Committee determines that, under all of the circumstances, the transaction is in, or is not inconsistent with, the best interests of HMS. In connection with approving a transaction with a related person, the Audit Committee may impose any conditions on the transaction that it deems appropriate. All related person transactions will be disclosed in applicable SEC filings to the extent required by the Securities Act of 1933 and the Exchange Act and related rules and regulations. There are no transactions with related persons to be reported for fiscal 2015 pursuant to the applicable SEC rules.

DIRECTOR COMPENSATION

The Compensation Committee has the responsibility for recommending to the Board of Directors the form and amount of compensation for directors, which are subject to review and adjustment by the Board of Directors from time to time. Directors who are employed by HMS do not receive compensation for their service on the Board of Directors. Directors who are not our employees (non-employee directors) receive cash and equity-based compensation for their services as a director. All of our directors are reimbursed for reasonable expenses incurred in connection with attendance at meetings of the Board of Directors or its committees.

Standard Compensation Arrangements for Non-Employee Directors

The standard compensation arrangements for non-employee directors for fiscal 2015 are summarized in the table below. Amounts effective for the periods from January 1, 2015 through March 31, 2015, and April 1, 2015 through December 31, 2015, are shown separately to illustrate certain changes approved by the Board of Directors that became effective on April 1, 2015, as discussed in more detail below. Other than the meeting fees, the amounts shown in the table below are per annum.

		Effective 1/1/15-3/31/15 ($)	Effective 4/1/15-12/31/15 ($)
Board Cash Retainer(1)	Board Member	50,000	50,000
Committee Member	Audit	-	7,000
Cash Retainer(1)	Compensation	-	5,000
	Compliance and Ethics	-	5,000
	Nominating and Governance	-	5,000
Committee Chair	Audit	20,000	20,000
Cash Retainer(1)(2)	Compensation	15,000	15,000
	Compliance and Ethics	15,000	15,000
	Nominating and Governance	15,000	15,000
Additional Annual Cash Retainer(1)	Non-Executive Chairman	41,000	41,000
Additional Annual Equity Grant(4)	Additional Retainer	94,000	94,000
Additional Annual Cash Retainer(1)(5)	Lead Independent Director Additional Retainer	-	25,000
Meeting Fees	Per meeting fee for board meetings in excess of eight during fiscal year; does not include committee meetings	-	2,000
Board Equity Grant(3)	Board Member	100,000	130,000
(1)	All cash retainer fees, unless deferred by a director pursuant to the Director Deferred Compensation Plan, are paid in quarterly installments in arrears. Cash retainer fees are pro-rated for partial periods of service.

(2)	Committee chair retainers are paid in lieu of the respective committee member cash retainer.

(3)	The annual equity grant to non-employee directors is in the form of non-qualified stock options and restricted stock units on an equal number of options/units basis. The Compensation Committee approved the 2015 annual equity grant in October 2015, effective as of November 11, 2015, with a grant date value of $130,000.

(4)	Mr. Holster stepped down as our non-executive chairman on July 9, 2015, and therefore did not receive an additional annual equity grant on November 11, 2015, for services as a non-executive chairman. Mr. Lucia was appointed as chairman, effective as of July 9, 2015. Mr. Lucia does not receive any compensation for his service as a director or chairman.

(5)	Mr. Stowe was appointed as Lead Independent Director on July 9, 2015.

April 2015 Non-Employee Director Compensation Changes

In February 2015, the Compensation Committee reviewed the design and competitive positioning of our non-employee director compensation program. The Compensation Committee engaged its independent compensation consultant, F.W. Cook, to provide a competitive analysis based on the peer group of companies approved by the Compensation Committee in October 2014. For a discussion regarding this peer group, see “Competitive Pay Position and Peer Group Analyses” under the subsection entitled “Compensation Discussion and Analysis.” The analysis took into account our board and committee structure, board leadership structure, and number of meetings held during 2014, and included benchmarking data on the value of total director compensation on a “per director” basis, cash compensation and equity compensation levels separately and general practices such as committee member retainers and lead independent director retainers. Based on the competitive analysis and recommendation by F.W. Cook and in consideration of the amount and timing of the last adjustment, the Compensation Committee recommended and the Board approved certain changes to the non-employee director compensation program, effective as of April 1, 2015, as reflected in the table above under the caption “Standard Compensation Arrangements for Non-Employee Directors.” Taking into account these changes at the time the changes were approved, our total non-employee director compensation, on a “per director” basis and excluding chair and lead independent director retainers, remained below the median level of our peer group companies.

Equity-Based Compensation

Equity compensation provided to our non-employee directors consists of an equal number of stock options and restricted stock units granted pursuant to the Fourth Amended and Restated 2006 Stock Plan (the “2006 Stock Plan”). The number of stock options and restricted stock units granted is calculated based on the grant date fair value as computed in accordance with Financial Accounting Standards Board (“FASB”) guidance on stock-based compensation, except that no assumption for forfeitures are included. Equity grants to our non-employee directors are approved annually in the fourth quarter of the fiscal year, are effective two business days following the filing of HMS’s next quarterly report on Form 10-Q and vest quarterly in equal installments beginning on the last day of the quarter in which the grant was effective. Equity grants for new directors joining the Board are approved by the Compensation Committee at its next meeting following the director’s appointment or election, and are effective two business days following the filing of HMS’s next quarterly report on Form 10-Q or annual report on Form 10-K, as applicable.

We are submitting the HMS Holdings Corp. 2016 Omnibus Incentive Plan (the “2016 Omnibus Plan”) to the shareholders for approval at the 2016 Annual Meeting. If approved, the 2016 Omnibus Plan will replace and supersede the 2006 Stock Plan. Under the terms of the 2016 Omnibus Plan, the maximum number of shares subject to awards granted during a single fiscal year to any non-employee director, taken together with any cash fees paid to such non-employee director during the fiscal year, is limited to $500,000 in total value (calculating the value of any such awards based on the grant date fair value of such award for financial reporting purposes). The Compensation Committee may make exceptions to this limit for a non-executive chair of the Board or, in extraordinary circumstances, for other individual non-employee directors, as the Committee may determine in its discretion, provided that the non-employee director receiving such additional compensation may not participate in the decision to award such compensation. For a discussion of the material terms of the 2016 Omnibus Plan, see “Proposal Four: Approval of the 2016 Omnibus Incentive Plan.”

Deferred Compensation

Each of our non-employee directors is eligible to participate in our Director Deferred Compensation Plan, under which the non-employee director may elect annually to defer payment of all or a portion of his or her cash retainer fees and annual restricted stock unit grants until the termination of his or her service as a member of the Board. The amount of any cash compensation deferred by a non-employee director is converted into a number of deferred stock units, determined based upon the closing price of our common stock on the NASDAQ Global Select Market on the date such fees would otherwise have been payable, and credited to a deferred compensation account maintained in his or her name. Any restricted stock units that are deferred by a non-employee director are credited to the non-employee director’s account in the form of deferred stock units on a share-for-share basis on the date such restricted stock units would otherwise have been payable. The account will be credited with additional deferred stock units on the payment date for any dividends declared on our common stock, calculated based on the closing price of our common stock on the payment date. On the tenth business day of January of the year following a director’s termination of service for any reason, the amounts accumulated in the deferred compensation account will be paid in a lump sum in shares of our common stock under the 2006 Stock Plan (or, for payment of deferred compensation accounts after June 23, 2016, under the 2016 Omnibus Plan if approved by the shareholders at the 2016 Annual Meeting) equal to the number of whole deferred stock units in the account and cash in lieu of any fractional shares.

The following table sets forth the number of deferred stock units credited to the accounts of our non-employee directors as of December 31, 2015.

Name	Deferred Stock Units (#)
Craig R. Callen	15,301
Robert M. Holster	35,213
Daniel N. Mendelson	2,600
William F. Miller	4,058
Ellen A. Rudnick	11,620
Bart M. Schwartz	19,493
Richard H. Stowe	41,163
Cora M. Tellez	27,722

Stock Ownership Guidelines for Directors

In October 2014, the Board established significant stock ownership guidelines for our directors upon the recommendation of the Compensation Committee’s independent compensation consultant, F.W. Cook. The Board believes the guidelines will encourage directors to accumulate a meaningful ownership stake in HMS over time to strengthen alignment of their interests with the long-term interests of shareholders. Non-employee directors are expected to own shares of HMS common stock that have a market value of at least five times their annual cash retainer. For purposes of complying with the guidelines, a director’s holdings include shares owned outright, directly or indirectly, restricted stock or restricted stock units, and deferred stock units. Each director is required to satisfy the stock ownership guidelines applicable to them by October 30, 2019 or within five years after first becoming subject to the guidelines.

The following graph summarizes the stock ownership of each of our non-employee directors as of March 31, 2016, as a multiple of annual cash retainer for fiscal 2015 (other than with respect to Mr. Becker), pursuant to our Stock Ownership Guidelines. Because Mr. Becker joined the Board of Directors in January 2016, his stock ownership is shown as a multiple of estimated annual cash retainer for fiscal 2016.

(1) Rounded down to the nearest multiple

2015 Director Compensation

The following table sets forth compensation earned by each of our non-employee directors for services as a director during fiscal 2015. Information for Mr. Becker is not provided because he did not serve as a director of HMS in 2015.

Name(1)	Fees Earned or Paid in Cash(2) ($)	Stock Awards(3) ($)	Option Awards(4) ($)	Total ($)
Craig R. Callen	57,500	93,509	36,488	187,497
Robert M. Holster	71,399	89,656	34,985	196,040
Daniel N. Mendelson(5)	39,832	-	-	39,832
William F. Miller	50,000	91,526	35,715	177,241
Ellen A. Rudnick	77,500	45,763	35,715	158,978
Bart M. Schwartz	74,000	45,763	35,715	155,478
Richard H. Stowe	86,035	91,526	35,715	213,276
Cora M. Tellez	64,497	93,509	36,488	194,494

(1)	The number of outstanding stock options and restricted stock units, whether or not deferred under the Director Deferred Compensation Plan, held by the non-employee directors other than Mr. Mendelson as of December 31, 2015 is as follows:

Name	Stock Options (#)	Restricted Stock Units (#)
C. Callen	9,039	15,301
R. Holster	38,509	35,213
W. Miller	26,414	10,187
E. Rudnick	46,364	14,685
B. Schwartz	17,114	22,558
R. Stowe	46,364	41,163
C. Tellez	11,723	27,722

(2)	The amounts in this column include the value of fully vested deferred stock units received under our Director Deferred Compensation Plan in lieu of all or a specified portion of the non-employee director’s cash retainer fees, calculated based on the fair market value of the underlying shares on the dates the cash retainer fees would otherwise have been paid. The aggregate number of deferred stock units credited to non-employee directors in lieu of all or a specified portion of the non-employee director’s cash retainer fees for 2015, pursuant to each director’s election, and the aggregate fair market value (calculated as of the date the units were credited to the non-employee director) of such deferred stock units are as follows:

Name	Deferred Stock Units Received in Lieu of 2015 Cash Compensation (#)	Fair Market Value ($)
B. Schwartz	2,934	36,631
R. Stowe	6,931	86,033
C. Tellez	5,103	62,776

(3)	The amounts in this column represent the grant date fair value of the restricted stock units granted to the non-employee directors effective November 11, 2015, computed in accordance with FASB guidance on stock-based compensation. The relevant assumptions made in the valuations may be found in Note 10 of the Notes to the Consolidated Financial Statements in our Annual Report. These amounts do not correspond to the actual value that may be realized by the directors with respect to these awards. The number of restricted stock units granted to each non-employee director effective November 11, 2015, and the number of such restricted stock units that were deferred under our Director Deferred Compensation Plan, pursuant to each director’s election, are set forth below. The restricted stock units, whether or not deferred, vest quarterly in equal increments that began December 31, 2015.

Name	Restricted Stock Units Granted (#)	Restricted Stock Units Deferred (#)
C. Callen	8,349	8,349
R. Holster	8,005	8,005
W. Miller	8,172	-
E. Rudnick	8,172	4,086
B. Schwartz	8,172	4,086
R. Stowe	8,172	8,172
C. Tellez	8,349	8,349

(4)	The amounts in this column represent the grant date fair value of the nonqualified stock options granted to the non-employee directors effective November 11, 2015, computed in accordance with FASB guidance on stock-based compensation. The relevant assumptions made in the valuations may be found in Note 10 of the Notes to the Consolidated Financial Statements in our Annual Report. These amounts do not correspond to the actual value that may be realized by the directors with respect to these awards. The number of nonqualified stock options granted to each non-employee director effective November 11, 2015 is set forth below. The stock options vest quarterly in equal increments beginning December 31, 2015.

Name	Nonqualified Stock Options Granted (#)
C. Callen	8,349
R. Holster	8,005
W. Miller	8,172
E. Rudnick	8,172
B. Schwartz	8,172
R. Stowe	8,172
C. Tellez	8,349

(5)	Mr. Mendelson resigned as a member of the Board of Directors effective August 24, 2015.

EXECUTIVE OFFICERS

The following table sets forth certain information with respect to each person who currently serves as one of our executive officers as of the date of this Proxy Statement. Our executive officers are elected annually by our Board of Directors and generally serve at the discretion of our Board of Directors. There are no arrangements or understandings between any of our executive officers and any other person pursuant to which they were selected as an officer. None of our directors or executive officers are related to any other director or executive officer of HMS or any of its subsidiaries by blood, marriage or adoption.

Name	Age	Position
William C. Lucia	58	Chairman, President and Chief Executive Officer
Meredith W. Bjorck	40	Executive Vice President, General Counsel and Corporate Secretary
Semone Neuman	52	Executive Vice President, Operations
Cynthia Nustad	45	Executive Vice President and Chief Information Officer
Jeffrey S. Sherman	50	Executive Vice President, Chief Financial Officer and Treasurer
Tracy A. South	57	Executive Vice President, Human Resources and Chief Administrative Officer
Douglas M. Williams	57	Division President, Markets

The principal occupations for the last five years, as well as certain other biographical information, for each of our current executive officers are set forth below.

William C. Lucia has served as our President and Chief Executive Officer since March 2009. He has been one of our directors since May 2008 and was appointed Chairman of the Board of Directors in July 2015. From May 2005 to March 2009, Mr. Lucia served as our President and Chief Operating Officer. Since joining us in 1996, Mr. Lucia has held several positions with us, including: President of our subsidiary, Health Management Systems, Inc. from 2002 to 2009; President of our Payor Services Division from 2001 to 2002; Vice President and General Manager of our Payor Services Division from 2000 to 2001; Vice President of our Business Office Services from 1999 to 2000; Chief Operating Officer of our former subsidiary Quality Medical Adjudication, Incorporated (QMA) and Vice President of West Coast Operations from 1998 to 1999; Vice President and General Manager of QMA from 1997 to 1998; and Director of Information Systems for QMA from 1996 to 1997. Prior to joining us, Mr. Lucia served in various executive positions including Senior Vice President, Operations and Chief Information Officer for Celtic Life Insurance Company, and Senior Vice President, Insurance Operations for North American Company for Life and Health Insurance. Mr. Lucia is a Fellow of the Life Management Institute Program through LOMA, an international association through which insurance and financial services companies around the world engage in research and educational activities to improve company operations.

Meredith W. Bjorck has served as our Executive Vice President, General Counsel and Corporate Secretary since April 2016. Ms. Bjorck previously served as Senior Vice President, General Counsel and Corporate Secretary for Tuesday Morning Corporation, a national off-price retailer, from January 2013 to March 2016. From April 2008 until January 2013, Ms. Bjorck served in various capacities for CEC Entertainment, Inc., an international restaurant chain, including as Deputy General Counsel, Chief Compliance Officer and Corporate Secretary. Prior to joining CEC Entertainment, Ms. Bjorck was an attorney at Fulbright & Jaworski L.L.P. (now Norton Rose Fulbright) and Vinson & Elkins L.L.P., where she specialized in corporate securities and mergers and acquisitions.

Semone Neuman has served as our Executive Vice President of Operations since April 2013, responsible for our operations for coordination of benefits, premium protection and subrogation services. She also oversees HMS’s clinical function. Ms. Neuman has extensive experience in healthcare claims processing, operations and reengineering. She has a track record for leading change, driving quality performance and reducing unit costs in complex operating environments. Prior to joining HMS, Ms. Neuman served as Senior Vice President of Claim Operations at United HealthCare (UHC), where she oversaw the operations for all business lines and major platforms processing over 500 million claims annually. Under her leadership, UHC achieved industry-leading performance levels, earning the American Medical Association designation for the industry’s best claim operation in 2011 and 2012.

Cynthia Nustad has served as our Executive Vice President and Chief Information Officer since February 2011. Ms. Nustad has over 18 years of management experience in the healthcare information technology industry. From January 2005 to January 2011, Ms. Nustad served as Vice President of Architecture and Technology for Regence (Blue Cross Blue Shield), where she was responsible for servicing a large corporation across multiple sites and states. From May 2002 to December 2004, Ms. Nustad served as the Vice President of Software Development and Product Management for OAO Healthcare Solutions, Inc. (OAO). During her tenure at OAO, Ms. Nustad managed, from inception to commercialization, the strategic development of a flagship platform and database-independent managed care benefits and claims processing system designed for healthcare plans, self-insured employer groups and government agencies—among others. Prior to OAO, Ms. Nustad held leadership roles at e-MedSoft.com and WellPoint Health Networks.

Jeffrey S. Sherman has served as our Executive Vice President, Chief Financial Officer and Treasurer since September 2014, and is also responsible for Corporate Strategy and Development, including mergers and acquisitions. Mr. Sherman has over 25 years of experience in healthcare operations, strategic planning and financial performance in senior financial executive positions. Prior to joining HMS, Mr. Sherman served as Executive Vice President and Chief Financial Officer of AccentCare, a healthcare delivery organization, from September 2013 to August 2014. From April 2009 to September 2013, he served as Executive Vice President and Chief Financial Officer of Lifepoint Hospitals, Inc. From September 2005 until April 2009, Mr. Sherman served as Vice President and Treasurer of Tenet Healthcare, where he managed all aspects of corporate finance, including cash flow management and capital structure, and was responsible for risk management. Mr. Sherman served in various capacities for Tenet Healthcare and its predecessor company since 1990, including as a hospital chief financial officer and regional vice president.

Tracy A. South has served as our Executive Vice President, Human Resources and Chief Administrative Officer, since May 2014. She served as our Senior Vice President of Human Resources from December 2011 to May 2014. Ms. South has over 21 years of executive-level human resources experience, including at national healthcare organizations. From 2003 to 2011, Ms. South served as the Senior Vice President, Chief Human Resources Officer at Mosaic Sales Solutions, a privately-held full-service marketing agency in Irving, Texas. She built that company’s North America Human Resources department, focusing on attracting and training a dispersed workforce of over 10,000 employees hired to represent world-class brands at retail, in the community and online. In her role, Ms. South oversaw Talent Acquisition, HR Services and Organizational Effectiveness. Ms. South also served as Vice President of Human Resources for Tenet Healthcare, initially for the Central Northeast Division, which included 38 hospitals and over 40,000 employees, and subsequently at the corporate level. Prior to Tenet Healthcare, she led the Human Resources department for Aetna US Healthcare, where she oversaw a broad range of functions and designed human resources strategies to align with business practice areas.

Douglas M. Williams has served as our Division President of Markets since January 2015, responsible for leading the state and federal government and commercial markets, sales and marketing. From December 2013 to January 2015, he served as our Division President of Commercial Solutions, responsible for leading our commercial product and business development strategy. Mr. Williams has over 25 years of experience in healthcare information technology, sales, and operations. From 2010 to 2013, Mr. Williams served as Chief Information Officer of Aveta, which was acquired by Optum Inc. in 2012. From 2008 to 2010, he served as a Healthcare Partner with Protiviti, Inc., where he built a healthcare consulting practice. From 2006 to 2008, he served as Senior Vice President of the Payer Business Unit at MedeAnalytics, where he was responsible for building the sales team and significantly expanding HMS’s sales pipeline. Mr. Williams’ healthcare consulting background also includes serving as a Global Healthcare Partner for IBM, where he was responsible for developing and managing IBM’s global healthcare practice.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Introduction

This Compensation Discussion and Analysis (“CD&A”), describes our 2015 executive compensation program and certain actions with respect to our 2016 executive compensation program and should be read in conjunction with the compensation tables that follow this CD&A. In particular, this CD&A explains how the Compensation Committee of the Board of Directors made its compensation decisions for our named executive officers for fiscal 2015.

For 2015, our named executive officers are:

•	William C. Lucia, Chairman, President and Chief Executive Officer (“CEO”);
•	Jeffrey S. Sherman, Executive Vice President, Chief Financial Officer and Treasurer;
•	Semone Neuman, Executive Vice President, Operations;
•	Cynthia Nustad, Executive Vice President and Chief Information Officer; and
•	Douglas Williams, Division President, Markets.

2015 Say-on-Pay Vote

At our 2015 Annual Meeting of Shareholders, over 99% of the votes cast on the say-on-pay proposal were in favor of our 2014 executive compensation program described in our 2015 Proxy Statement. The Compensation Committee believes that this vote, and the consistent high level of support from our shareholders of our executive compensation program year over year, affirms our shareholders’ strong support of HMS’s general approach to executive compensation. Therefore, the Compensation Committee did not change its compensation philosophy as it made decisions for 2015. As market practices on executive compensation policies evolve, the Compensation Committee will continue to evaluate and, if needed, make changes to our executive compensation program to ensure that the program continues to reflect our pay-for-performance compensation philosophy and objectives. The Compensation Committee will also continue to consider the outcome of HMS’s say-on-pay votes when making future compensation decisions for executive officers.

Executive Summary

2015 Financial Performance Overview

The following is an overview of our financial performance for the year ended December 31, 2015.

•	For fiscal 2015, we reported total revenue of $474.2 million, a 7.0% increase compared to total revenue for fiscal 2014 of $443.2 million.

•	We reported adjusted earnings before interest, taxes, depreciation, amortization and stock-based compensation expense (adjusted EBITDA) of $112.5 million for fiscal 2015, which represented an increase of 11.2% compared to adjusted EBITDA of $101.2 million for fiscal 2014.

•	We reported net income of $24.5 million or $0.28 per diluted share for fiscal 2015, which represented an increase of 76.3% compared to $13.9 million or $0.16 per diluted share for fiscal 2014. Adjusted EPS for fiscal 2015 increased to $0.57 per diluted share or 39.0%, compared to $0.41 per diluted share for fiscal 2014.

•	Notwithstanding the strong performance described above, our stock price declined by 43.2% for the one-year period ending December 31, 2015 from $21.14 per share to $12.34 per share. From January 1, 2016 to April 26, 2016 our stock price has increased by 18.6% to $14.63 per share.

A reconciliation of the non-GAAP measures adjusted EBITDA and adjusted EPS to the GAAP measures is set forth on ANNEX A of this Proxy Statement.

Key 2015 Compensation Actions

The following highlights key decisions and actions regarding our 2015 executive compensation practices and program. These decisions and actions were made with the advice of the Compensation Committee’s independent consultant, F.W. Cook (see “Role of the Independent Compensation Consultant” below) and are discussed in greater detail elsewhere in this CD&A.

•	Limited New Executive Perquisites. In order to enhance HMS’s ability to recruit and retain highly qualified executive talent and provide our executives with the flexibility to devote additional time and focus to HMS business, in February 2015, we determined to offer Guaranteed Standard Issue, or individual disability income insurance, to employees of HMS earning more than $300,000 in annualized base salary, as well as financial counseling services to the CEO and any officers of HMS who report directly to the CEO. We believe these benefits are comparable to benefits offered by companies of a similar size to ours and that the perquisites constitute a minor component of total compensation for each executive officer.

•	No Changes to the Annual Short-Term (Cash) Incentive Program Framework. In February 2015, we approved the design of the 2015 Short-Term (Cash) Incentive Program consistent with the design of the 2014 Short-Term (Cash) Incentive Program. We believe that aligning annual incentive awards with the achievement of financial objectives, such as adjusted EBITDA and revenue, and corporate strategic performance objectives balances the achievement of short-term financial goals with other leading indicators of our success and is consistent with our pay-for-performance philosophy.

•

No Changes to the Annual Long-Term Incentive Award Structure, 50% of which is Subject to Performance-Based Conditions. In October 2015, in light of our strong shareholder support evidenced by the results of the say-on-pay vote at our 2015 Annual Meeting of Shareholders, we determined to grant annual long-term incentive awards to our executive officers in 2015 with the same equity mix and on the same terms as the annual awards granted to the executive officers in 2014. The annual long-term incentive awards consisted of 50% non-qualified stock options and 50% restricted stock units. 50% of both the stock option and restricted stock unit award are subject to stock price performance conditions.

•	Special Retention Grants. In April 2015, we approved special equity awards in the form of non-qualified stock options and restricted stock units, half of which are performance-based, in order to retain certain executive officers, excluding the CEO, who had assumed additional responsibility in connection with an internal organizational restructuring and who we believe play a key role in the growth of HMS. In October 2015, after considering alternatives to incentivize and retain key members of management who we believe are crucial to the development and implementation of our long-term strategy that was approved by the Board of Directors and launched during 2015, we approved special equity awards in the form of nonqualified stock options to key members of management, including the executive officers other than the CEO. One-half of the options have an exercise price equal to the fair market value of our common stock on the date of grant, and one-half of the options have an exercise price equal to 125% of the fair market value of our common stock on the date of grant.

•	Extension of CEO’s Employment Agreement. In January 2015, we amended our employment agreement with Mr. Lucia on substantially the same terms as his prior agreement in order to extend Mr. Lucia’s employment with us for an additional three-year term.

•	Combination of Two Annual Long-Term Incentive Awards into One Annual Award. Effective in 2015, we combined the two long-term incentive awards historically granted in the first and fourth quarters of each year into one annual award granted during the first quarter.

Key Compensation Practices and Governance Features

Our executive compensation program reflects a number of best practices used by the Compensation Committee and the Board of Directors, including the following:

What We Do

•	Pay-for-Performance. Payment of a significant amount of our executives’ total direct compensation is contingent upon satisfaction of certain pre-determined financial and non-financial objectives.

•	Independent Compensation Consultant. The Compensation Committee retains a compensation consultant, currently F.W. Cook, that is independent from management to provide advice to the committee on executive and director compensation, as well as other compensation and benefits matters.

•	Limited Use of Executive Perquisites. We offer limited executive perquisites in order to attract and retain top executive talent and to maintain competitiveness.

•	Stock Ownership Guidelines. Our CEO is required to hold five times his base salary in our common stock and all other executive officers are required to hold two times their base salary in our common stock, aligning the executive officer’s interests with those of our shareholders and mitigating risk of focusing only on short-term goals.

•	Compensation Recovery (Clawback Policy). We are permitted to recover from any of HMS’s current or former executive officers any incentive bonus and equity compensation gains attributable to such executive officer’s misconduct occurring after January 1, 2015, that causes a subsequent restatement of our financial statements.

•	Employment Agreements. Each of our executive officers has entered into an employment agreement and restrictive covenant agreement with HMS.

•	CEO Compensation. All of our independent directors as a group approve the compensation of our CEO, taking into account the recommendation of the Compensation Committee.

What We Don’t Do

•	No Repricing. We have not reduced the exercise price, repriced or provided cash payment for underwater stock options.

•	No Hedging or Pledging. We do not permit pledging of our securities as collateral for a loan or entering into hedging and derivative transactions with respect to our securities by employees or directors.

•	No Evergreen Equity Plans. Our equity plan does not permit evergreen share authorizations or liberal share recycling.

•	No Pensions or Supplemental Executive Retirement Plans. HMS only provides retirement benefits to executives that are generally available to all other employees.

•	No Change-in-Control-Related Excise Tax Gross-ups. We do not include change-in-control excise tax gross-up provisions in employment agreements.

Philosophy, Objectives and Principles of Our Executive Compensation Program

Our mission is to make the healthcare system work better for everyone. In order to support that mission and Board-approved strategic objectives, while providing adequate returns to our shareholders, we must compete for, attract, develop, motivate and retain top quality executive talent at the corporate and operating business unit levels during periods of both favorable and unfavorable business conditions.

Our executive compensation program is a critical management tool in achieving these objectives. “Pay for performance” is the underlying philosophy for our executive compensation program. The program is designed and administered to:

•	reward performance that drives the achievement of our short and long-term goals;

•	align the interests of our senior executives with the interests of our shareholders, thus rewarding individual and team achievements that contribute to the attainment of our business goals;

•	foster teamwork and encourage our senior executives to work together with key personnel in the interest of company performance;

•	attract, develop, motivate and retain high-performing senior executives by providing a balance of total compensation opportunities, including salary and short and long-term incentives that are competitive with similarly situated companies and reflective of our performance;

•	help ensure that costs are appropriately supported by performance in a manner consistent with our intention that, where practicable, short and long-term incentive compensation payouts qualify as performance-based compensation that is tax deductible under Section 162(m) of the Code; and

•	motivate our senior executives to pursue objectives that create long-term shareholder value and discourage behavior that could lead to excessive risk, by balancing our fixed and at-risk pay (both short and long-term incentives) and choosing financial metrics that we believe drive long-term shareholder value.

Pay-For-Performance

We design our compensation programs to make a meaningful amount of target total direct compensation (salary, plus target annual incentive compensation, plus target annual long-term incentive compensation) dependent on the achievement of performance objectives. To illustrate this, in the tables that follow, we compare the target total direct compensation for our CEO in each of the last three fiscal years (Table 1) to the corresponding amounts that were paid or that may be considered realizable (based on the methodology described below) as of December 31, 2015 (Table 2).

Table 1 below presents our CEO’s salary, incentive bonus opportunity at the target level and stock awards and option awards for each of the last three fiscal years. In Table 1, the stock award and option award amounts reflect the grant date fair value of each such award at the target level, the same value at which such awards are required to be reflected in the Summary Compensation Table included in this Proxy Statement, under applicable SEC regulations.

Table 1 – Target Total Direct Compensation — CEO

Fiscal Year	Salary ($)	Short-Term (Cash) Incentive (STIP) Opportunity at Target ($)	Stock Awards ($)	Option Awards ($)	Target Total Direct Compensation ($)
2015	650,000	650,000	1,137,493	1,137,498	3,574,991
2014	650,000	650,000	1,412,490	737,497	3,449,987
2013	650,000	650,000	674,988	1,200,000	3,174,988
3-year Totals	1,950,000	1,950,000	3,224,971	3,074,995	10,199,966

Table 2 below illustrates how our performance affected payouts and realization of the target total direct compensation that was available to our CEO.

Table 2 - Total Direct Compensation That May Be Considered Realizable at 12/31/2015 as a Percentage of Target Total Direct Compensation — CEO

Fiscal Year	Salary ($)	Short-Term (Cash) Incentive (STIP) Payout(1) ($)	Value of Stock Awards at 12/31/15(2) ($)	Intrinsic Value of Option Awards at 12/31/15(3) ($)	Total Direct Compensation at 12/31/15 ($)	Total Direct Compensation at 12/31/15 as a percentage of Target Total Direct Compensation (%)
2015	650,000	606,385	837,010	-	2,093,395	59
2014	650,000	468,000	1,426,844	-	2,544,844	74
2013	650,000	-	496,494	-	1,146,494	36
3-year Totals	1,950,000	1,074,385	2,760,348	0	5,784,733
Percent of
Corresponding
Amount in Table 1	100%	55%	86%	0%	57%

(1)	This column shows the portion of the target-level STIP in Table 1 that was actually paid to our CEO in each of the last three fiscal years. Due to the level of achievement in comparison to the performance objectives that were part of our annual incentive compensation program, payouts to our CEO over the past three fiscal years amounted to approximately 55% of the aggregate target short-term cash incentive compensation for such period.

(2)	Stock awards for fiscal 2015, 2014 and 2013 are valued based on the closing market price per share of our common stock on December 31, 2015 of $12.34 per share.

(3)	For purposes of this table, option awards are valued at zero because each such award has an exercise price that is greater than the closing market price for a share of our common stock on December 31, 2015. While our CEO may realize value on such option awards in the future, the value realized, if any, will depend on the extent to which there is appreciation in the market price of our common stock.

The foregoing tables illustrate that our annual and long-term incentive programs over the past three fiscal years have been designed to make a meaningful amount of our CEO’s target total direct compensation dependent on the achievement of performance objectives and have resulted in actual compensation significantly less than the target amount.

Management and the Compensation Committee

Role of Management

Our CEO, together with our Chief Financial Officer and Executive Vice President of Human Resources, develop recommendations regarding the design of our executive compensation program. In addition, they are involved in setting the financial and strategic objectives that, subject to the approval of the Board and the Compensation Committee, are used as the performance measures for the short and long-term incentive plans. Both the CEO and the Chief Financial Officer provide the Compensation Committee with information relevant to determining the achievement of financial and non-financial performance objectives and related funding levels under our short-term cash incentive plan. Also, as part of its review process in determining executive compensation, the Compensation Committee receives from our CEO an assessment of each of the other executive officer’s performance against individual objectives and compensation recommendations for such officers, including base salary and short and long-term incentives.

Role of Compensation Committee

Our executive compensation program is administered by the Compensation Committee, which is composed entirely of independent directors. The Compensation Committee is responsible for designing our executive compensation program, including each element of the program, and determining and approving total executive remuneration. Each year, the Compensation Committee reviews a competitive analysis and assessment of the compensation provided to executive officers and approves executive compensation based on this review, as well as an evaluation of recommendations presented by our CEO with respect to the other executive officers and the advice of F.W. Cook. Our CEO does not participate in the Compensation Committee’s deliberations or decisions with regard to his own compensation, and the Compensation Committee’s decisions with respect to our CEO’s compensation are reviewed and approved by the independent members of the Board of Directors as a group.

Compensation Consultant and Peer Group Analysis

Role of the Independent Compensation Consultant

The Compensation Committee is authorized to engage its own independent advisors to assist in carrying out its responsibilities. The Compensation Committee has retained F.W. Cook as its independent compensation consultant. Representatives of F.W. Cook regularly attend Compensation Committee meetings and communicate with the Chair of the Compensation Committee outside of meetings. F.W. Cook reports directly to the Compensation Committee and the Compensation Committee oversees the fees paid for F.W. Cook’s services. F.W. Cook provides the Compensation Committee with independent and objective guidance on executive compensation and how our executive compensation program compares to other companies’ executive compensation programs, as well as guidance on market trends, evolving regulatory requirements, non-employee director compensation, peer group composition and other matters as requested by the Compensation Committee. F.W. Cook also provides objective guidance regarding management’s executive compensation recommendations, with the instruction that F.W. Cook is to advise the Compensation Committee independent of management and to provide such advice for the benefit of HMS and its shareholders. F.W. Cook does not provide any consulting services to HMS beyond its role as a consultant to the Compensation Committee. The Compensation Committee conducts an annual assessment of the independence of F.W. Cook pursuant to SEC rules and, following its most recent assessment in April 2016, concluded that no conflict of interest exists that would prevent F.W. Cook from serving as an independent consultant to the Compensation Committee.

F.W. Cook provided the following services to the Compensation Committee in 2015, including services related to executive and director compensation programs and general compensation and benefits matters:

•	assisted in the design and development of all elements of the 2015 executive compensation program;

•	provided competitive benchmarking and market data analysis;

•	provided an analysis of HMS’s equity plan and annual incentive plan design in light of best practices, industry trends and voting policies of proxy advisory firms and provided advice on potential amendments;

•	reviewed agendas for the Compensation Committee meetings held in 2015;

•	reviewed HMS’s 2015 compensation risk assessment;

•	consulted on special equity grants and retention program;

•	consulted on compliance with Section 162(m) of the Code;

•	provided updates regarding emerging trends and best practices in executive compensation; and

•	reviewed and provided advice on HMS’s executive compensation-related disclosures in the 2015 Proxy Statement and reviewed the compensation-related proposals in this 2016 Proxy Statement.

Competitive Pay Positioning and Peer Group Analyses

When evaluating our executive compensation program, our Compensation Committee measures our program against that of a peer group of public companies that is developed with guidance from F.W. Cook, which may differ from peer groups used by shareholder advisory firms. This peer group, which generally is reviewed annually by the Compensation Committee and may be modified from time to time, consists of companies the Compensation Committee believes are generally comparable to us in size, financial profile and scope of operations and, in certain cases, against which the Compensation Committee believes we compete for executive talent.

The peer group reviewed and approved by the Compensation Committee in November 2014, with guidance from F.W. Cook, was used for calendar year 2015 compensation decisions (the “Peer Group”). The companies included in the Peer Group are listed below.

Peer Group

Acxiom Corp Allscripts-Misys Healthcare Solutions Inc. AthenaHealth, Inc. Bottomline Technologies (de), Inc. DealerTrack Technologies, Inc.	ExlService Holdings, Inc. Fair Isaac Corp. MAXIMUS, Inc. MedAssets, Inc. Medidata Solutions, Inc.	NeuStar, Inc. Omnicell, Inc. Quality Systems, Inc. Tyler Technologies, Inc. WEX, Inc.

The chart below compares HMS revenue, net income, EBITDA and market capitalization to the median of those four measures for our Peer Group at the time the Peer Group was established. While our revenue and market capitalization were below the Peer Group median, our net income and EBITDA were above the median.

(in millions)(1)	HMS ($)	Peer Group Median ($)
Revenue	467	672
Net Income(2)	32	29
EBITDA	117	107
Market Capitalization(3)	1,654	1,946

(1) Revenue, Net Income and EBITDA based on most recently available four quarters as of October 6, 2014.

(2) Before extraordinary items and discontinued operations.

(3) As of September 30, 2014.

The Compensation Committee does not have a policy with respect to the level of target total direct compensation for our executive officers relative to similarly situated executives among our peer companies. The Compensation Committee exercises its discretion in setting target total compensation annually based on a variety of factors, including each such officer’s competitive pay positioning relative to similarly situated executives among our peer companies, each officer’s scope of responsibilities, individual performance and expected contributions going forward, tenure, relative internal pay levels, recommendations by the CEO for the other executive officers, and prior year target and actual compensation levels.

During the first quarter of 2015 in connection with its evaluation and approval of 2015 executive compensation, the Compensation Committee retained F.W. Cook to provide a competitive analysis based on the Peer Group. The Compensation Committee reviewed 2015 target total direct compensation, including base salary, target bonus and recommended long-term incentive awards, of our five most highly paid executive officers relative to the compensation of similarly situated executives in the Peer Group based on the most recent proxy data, as well as equity usage (shares granted in equity plans as a percentage of weighted average shares outstanding) relative to the Peer Group, and equity allocation, in both absolute dollar value and percentage of annual equity granted, among (i) the CEO, (ii) the next four most highly paid executives, (iii) the remaining executives and (iv) all other employees, relative to the Peer Group (the “2015 Competitive Review”).

2015 Executive Compensation Elements

The primary elements of our executive compensation program are as follows:

Element	Type	Objective
Annual Base Salary	Fixed cash compensation for performing day-to-day responsibilities	Recognizes skills, experience and responsibilities
Annual Short-Term Incentive Compensation	Performance-based cash compensation awards based on the achievement of short-term financial goals and other strategic objectives measured over a specific year	Promotes and rewards short-term corporate performance based on revenue and adjusted EBITDA and achievement of our strategic objectives
Annual Long-Term Incentive Compensation	Restricted stock units, 50% performance based Nonqualified stock options, 50% performance based	Builds executive stock ownership, retains executives and aligns compensation with the achievement of our long-term financial goals of creating shareholder value and our strategic objectives as measured over multi-year periods

In addition to the primary elements shown above, we generally also provide salary and benefit continuation payments that are only payable if an executive officer’s employment is terminated under specific circumstances. These benefits, which provide reasonable income protection in the event an executive officer’s employment is terminated without cause or, following a change in control, an executive officer resigns for good reason, support our executive retention goal and encourages executive independence and objectivity in considering a potential change in control transaction. For a discussion of these benefits, see “Executive Employment Agreements.”

In 2015, we approved certain limited executive perquisites, including executive disability income insurance and executive financial consulting services, for certain executives in order to maintain competitiveness in the market among our peer companies for both retention and recruitment purposes. For a discussion of these benefits, see “Limited New Executive Perquisites” in this CD&A.

Pay Mix

The Compensation Committee does not have a formal or informal policy or target for allocating compensation between cash and non-cash compensation, or among the different forms of non-cash compensation. In allocating compensation between cash and non-cash forms, we, after reviewing information provided by F.W. Cook, determine what we believe in our business judgment is the appropriate level with respect to each of the various compensation components. The allocation of the primary elements of compensation for 2015 at target levels, which does not include the special retention grants discussed under “2015 Special Retention Grants,” for both our CEO and the average of our other named executive officers is shown below.

(1) For purposes of this illustration, we include all stock options as performance-based compensation. One half of the stock options are subject to additional, predetermined performance-based vesting criteria based on stock price performance. See “Grants of Plan Based Awards for the Year Ended December 31, 2015” for a description of the vesting and other terms of the option awards granted on March 4, 2015.

(2) Includes named executive officers other than the CEO.

Base Salary

Base salary is used to recognize the experience, skills, knowledge and responsibilities of our employees, including our named executive officers and provides a competitive level of fixed compensation. The key factors in determining base salary are the competitive rate among our peers for positions of like responsibility and the level of the named executive officer’s salary in relation to other employees within HMS with similar responsibilities and tenure.

The Compensation Committee reviews base salaries annually and, if appropriate, makes adjustments to reflect market levels generally every two years after taking into account individual responsibilities, performance and experience, the recommendations of the CEO and the benchmarking data provided by F.W. Cook. The Compensation Committee also reviews salaries on an interim basis as it determines appropriate based on significant changes in an executive’s scope of responsibilities. For 2015, the base salaries for our named executive officers, other than Mr. Williams, remained unchanged from 2014. The Compensation Committee increased Mr. Williams’ base salary in January 2015, from $400,000 to $475,000 based on the recommendation of the CEO and an expansion of the scope of his responsibilities to include leadership of the state and federal government markets and proposals, in addition to his then current responsibility for commercial health plan and employer markets and marketing.

The table below shows the 2015 annual base salaries for our named executive officers, as approved by the Compensation Committee.

Named Executive Officer	2015 Salary ($)
W. Lucia	650,000
J. Sherman	500,000
S. Neuman	475,000
C. Nustad	425,000
D. Williams(1)	475,000

(1) Received a salary increase in January 2015 from $400,000 to $475,000.

Annual Short-Term (Cash) Incentive Compensation

The Compensation Committee awards annual short-term cash incentive compensation to our named executive officers, subject to achievement of specific pre-determined performance objectives. Our annual short-term incentive compensation is at-risk compensation. The Compensation Committee believes that this element of our executive compensation program promotes HMS’s performance-based compensation philosophy by providing named executive officers with direct financial incentives for achieving specific short-term performance goals intended to increase shareholder value. Performance criteria for the annual short-term cash incentive awards are established and awards are ultimately made in a manner intended to reward both overall short-term corporate performance and an individual’s participation in attaining such performance. Our annual short-term cash incentive awards are paid in cash, ordinarily in a single payment in the first quarter following the completion of the fiscal year.

In order to provide key executives incentive awards that are intended to qualify as performance-based compensation and that are intended to be deductible for federal income tax purposes under the Code, our Board of Directors adopted in 2011, and our shareholders have approved, the HMS Holdings Corp. Annual Incentive Compensation Plan (“AIP”). The AIP is entirely objective. Participants in the AIP are eligible to receive a maximum bonus award of $2,000,000 for the 2015 performance period, subject to the Compensation Committee’s authority to use negative discretion, if the predetermined objective goal for the fiscal year is met. (This limit is in addition to the limit on performance-based cash awards under the 2006 Stock Plan.) EBITDA was selected as the performance metric under the AIP for fiscal 2015 because it is one of the primary metrics utilized by HMS to measure its performance. EBITDA is calculated based on GAAP income before income taxes to exclude the effects of interest, depreciation and amortization of intangible assets, as reported in our financial statements for the year ended December 31, 2015. All of the named executive officers were participants under the AIP for fiscal 2015. The AIP, as amended and restated, is being submitted for re-approval by our shareholders at the 2016 Annual Meeting (see “Proposal Three: Re-Approval of our Annual Incentive Compensation Plan as Amended and Restated”). If approved, participants in the AIP, as amended and restated, will be eligible to receive a maximum bonus award of $5,000,000.

In February 2015, the Compensation Committee established the 2015 Short-Term (Cash) Incentive Plan (“2015 STIP”). The 2015 STIP operates as a sub-plan under our shareholder approved AIP. This plan within a plan structure is designed to preserve deductibility under Section 162(m) of the Code, while giving the Compensation Committee the flexibility to grant awards that reflect financial and strategic achievements based on both objective and subjective criteria, as well as personal performance. Actual bonus amounts paid to the executive officers for 2015 were determined based on the level of achievement of pre-determined goals under the 2015 STIP and were below the officers’ maximum award under the AIP.

Awards under the 2015 STIP were made from a bonus pool sized based on the aggregate target incentive opportunity for all eligible employees. Generally, an employee’s target annual incentive opportunity is established based on the employees’ management level within HMS and is expressed as a percentage of annual base salary. The target annual incentive opportunities approved by the Compensation Committee for our named executive officers are as follows:

Named Executive Officer	Target Incentive Opportunity (as a % of base salary)
W. Lucia	100%
J. Sherman	65%
S. Neuman	65%
C. Nustad	65%
D. Williams	65%

2015 Performance Goals

The 2015 STIP is funded based solely on achievement of pre-determined financial and non-financial objectives. The Compensation Committee established revenue and adjusted EBITDA as the financial measures under the 2015 STIP. We believe that revenue and adjusted EBITDA are strong indicators of our overall financial performance and are key indicators used by industry analysts to evaluate our operating performance. We define adjusted EBITDA, which is a non-GAAP measure, as earnings before interest, taxes, depreciation, amortization, and stock based compensation. The Compensation Committee also established certain strategic objectives under the 2015 STIP in order to motivate participants to achieve the overall short-term strategic goals of HMS. The performance measures under the 2015 STIP are weighted as follows: adjusted EBITDA - 50%, revenue - 25% and strategic objectives - 25%.

The level of achievement of each of the financial objectives is measured against HMS’s annual budget. HMS must meet a threshold level of performance with respect to both of the financial objectives in order for any portion of the bonus award based on such objectives to be paid. As illustrated in the charts below, the applicable percentage of the bonus pool to be funded varies with HMS’s level of achievement of its adjusted EBITDA target and revenue target. The funding levels for the portions of the bonus pool under the 2015 STIP that are subject to achievement of these financial objectives were limited to 200% of target.

Adjusted EBITDA (50%) Funding Curve
Percent of Target Achieved	% Funding of Bonus Pool
<85%	-
85%	50%
86%-99%	Payout is straight line from 50% to 100%
100%	100%
101% - 130%(1)	Payout is straight line from 100% to 200%

(1)	Payouts above 100% are subject to a limit of 20% of incremental adjusted EBITDA above budget.

Revenue (25%) Funding Curve
Percent of Target Achieved	% Funding of Bonus Pool
<90%	-
90%	50%
91%-99%	Payout is straight line from 50% to 100%
100%	100%
101% - 120%(1)	Payout is straight line from 100% to 200%

(1)	Payouts above 100% are subject to a limit of 20% of incremental adjusted EBITDA above budget.

In addition to financial objectives, we established certain strategic objectives focused on maximizing our commercial health plan growth, driving organizational efficiency and product innovation, and improving customer satisfaction and employee engagement to better align our objectives with those of our customers, shareholders and employees. The level of achievement of the strategic objectives is determined in the Compensation Committee’s sole discretion.

When considering whether HMS has achieved its goals for payouts under the pre-existing terms of the short-term (cash) incentive program, the Compensation Committee may determine to exclude certain significant unplanned positive and negative items that may distort HMS’s performance and that were largely out of the control of management. This practice helps ensure that our senior executives will be fairly treated and remain engaged and motivated and will not be unduly influenced in their day-to-day decision-making because they would neither benefit nor be penalized as a result of certain unexpected and uncontrollable or strategic events that may positively or negatively affect the performance goals in the short-term.

Allocation of the Bonus Pool

Following the Compensation Committee’s approval of the final funding level under the 2015 STIP, the CEO has discretionary authority to allocate the bonus pool among the executives and business units based on business unit performance. The Compensation Committee considers the CEO’s recommendations for individual short-term incentive awards for the other executive officers, including the other named executive officers, which generally are based on the individual target bonus and HMS performance (as determined by the achievement of objective performance goals under the 2015 STIP), and may be adjusted to take into account individual performance.

2015 Short-Term (Cash) Incentive Compensation Calculation

The named executive officers’ 2015 short-term incentive awards were determined by applying the predefined financial and strategic objectives weightings in the following formula:

Base Salary	x	Target Incentive Opportunity	x	HMS’s achievement of: • 50% Adjusted EBITDA Target • 25% Revenue Target • 25% Strategic Objectives	=	Cash Incentive Award

For 2015, HMS reported adjusted EBITDA of $112.5 million and revenue of $474.2 million, which resulted in a 97.8% and 98.8% achievement of the respective financial targets of adjusted EBITDA of $115 million and revenue of $480 million. In addition, the Compensation Committee determined that 95.0% of the strategic objectives for 2015 were met. Based on HMS’s achievement level of each of the pre-determined performance objectives, the bonus pool under the 2015 STIP was funded at 93.3% of the target bonus pool.

Performance Objectives	Performance Objective Weighting (%)	Achievement of Performance Objective (%)	Bonus Pool at Target ($)	Funding Percentage(1) (%)	Computed Bonus Pool ($)
Adjusted EBITDA	50	97.8	5,832,000	92.0	5,367,000
Revenue	25	98.8	2,916,000	94.1	2,744,000
Strategic Objectives	25	95.0	2,916,000	95.0	2,770,000
Totals	100		11,664,000		10,881,000
% of Bonus Payout					93.3% of target

(1)	Based on the funding curves shown above with respect to adjusted EBITDA and revenue.

In February 2016, the Compensation Committee certified the achievement of the EBITDA goal under the AIP for the 2015 performance period, and exercised negative discretion in approving bonus amounts for each of the named executive officers. The actual bonus amounts for each of the named executive officers were determined solely based on the level of achievement of the performance objectives under the 2015 STIP, calculated by multiplying each officer’s target bonus by 93% (the percentage of bonus payout calculated above). The independent members of the Board of Directors approved and ratified the Compensation Committee’s decision with respect to the bonus amount for the CEO.

Below is a comparison of target bonus amounts to actual bonus amounts paid to the named executive officers under the 2015 STIP.

Named Executive Officer	Target Bonus ($)	Actual Percentage of Target Bonus Paid (%)	Actual Bonus(1) ($)
W. Lucia	650,000	93	606,385
J. Sherman	325,000	93	303,193
S. Neuman	308,750	93	288,033
C. Nustad	276,250	93	257,714
D. Williams	308,750	93	288,033

(1)	The amounts in this column do not exceed the AIP maximum amounts of $2.0 million for any named executive officer.

Annual Long-Term Incentive Compensation

We believe that equity awards provide our named executive officers with a strong link to our long-term performance in order to create an ownership culture and help to align their interests with those of our shareholders. Annual long-term incentive awards granted to the named executive officers during 2015 were made pursuant to our Fourth Amended and Restated 2006 Stock Plan (the “2006 Stock Plan”). The 2006 Stock Plan, which is administered by the Compensation Committee, was adopted by our Board of Directors, and approved by our shareholders, to furnish a material incentive to employees by making available to them the benefits of a larger common stock ownership in HMS through stock options and other awards. The Board of Directors and the Compensation Committee believe that these increased incentives stimulate the efforts of employees towards the continued success of HMS, as well as assist in the recruitment of new employees. In order to continue to offer these increased incentives to our employees, we are submitting the HMS Holdings Corp. 2016 Omnibus Incentive Plan, or the “2016 Omnibus Plan,” to our shareholders for approval at the 2016 Annual Meeting. If approved, the 2016 Omnibus Plan will replace and supersede the 2006 Stock Plan (see “Proposal Four: Approval of the 2016 Omnibus Incentive Plan”).

Types of Long-Term Incentive Awards

During 2015, we granted annual long-term incentive awards to the named executive officers in the form of nonqualified stock options and restricted stock units. We believe stock options strongly support our objective of ensuring that pay is aligned with changes in shareholder value. In accordance with the 2006 Stock Plan, we set the exercise price of all stock options equal to or above the closing price of our common stock on the NASDAQ Global Select Market on the day of the grant. Accordingly, a stock option grant is intended to provide a return to the executive only if the executive officer remains employed during the vesting period and the market price of our common stock appreciates from the option’s exercise price. We also have established performance conditions with respect to a portion of the named executive officers’ stock option awards granted during 2015. Stock options subject to performance conditions will provide a return to the executive only if the performance conditions are satisfied and the conditions listed above are met.

We awarded restricted stock units during 2015 to support the goal of retaining our named executive officers and to further align the interests of our executives with shareholders by increasing their stock ownership. Because restricted stock units awarded to executives generally vest in installments over time, these awards will provide a return to the executive only if the executive remains employed during the vesting period. We also align pay with performance by establishing performance conditions with respect to a portion of the restricted stock unit awards. Half of the restricted stock unit awards granted to our named executive officers during 2015 were subject to performance conditions. With respect to any portion of an award subject to performance conditions, the award will provide a return to the executive only if the performance conditions are satisfied and the executive remains employed during the vesting period. The value of the restricted stock awards and restricted stock unit awards granted to the executive increases or decreases as the market price of our common stock increases or decreases, further supporting our objective of ensuring that pay is aligned with changes in shareholder value.

Equity Award Grant Practices

The Compensation Committee has determined that, beginning in 2015, the two long-term incentive awards historically granted in the first and fourth quarters of each year will be combined into one annual award to eligible employees, including the named executive officers, to be approved at its regularly scheduled meeting held in the first quarter of each year. We believe this change better aligns us with Peer Group practice and simplifies our equity plan administration. We also believe that a single long-term incentive award is more retentive and motivational than two smaller awards. The dates of the regularly scheduled meetings are determined in advance, typically during the fourth quarter of the preceding year. At this regularly scheduled meeting, the Compensation Committee will meet with management and F.W. Cook to discuss and consider annual long-term incentive awards, and if approved, the Compensation Committee will establish a grant date that is two business days after the date that HMS will file its annual report on Form 10-K (or, if applicable, two business days after the date that HMS will file its next quarterly report on Form 10-Q), as well as the award amounts and terms for the executive officers and other employees subject to Section 16 of the Exchange Act. For purposes of determining equity awards for our named executive officers aside from our CEO, our CEO presents the Compensation Committee with his recommendations for such officers. With respect to our CEO, the Compensation Committee considers, among other things, HMS’s performance, relative shareholder return and the awards given to the CEO in past years. For a description of the factors taken into consideration by the Compensation Committee in determining annual long-term incentive awards to the CEO and other executive officers for fiscal 2015, see “2015 Annual Long-Term Incentive Compensation” below.

The Compensation Committee also approves off-cycle initial equity grants to attract and retain key new hires based on management’s negotiations with new hire candidates. These off-cycle grants are generally effective as of the date a new hire commences employment with HMS and are subject to service-based vesting over four years. The Compensation Committee has delegated authority to the CEO, as a one-member committee of the Board of Directors, to grant new hire awards, subject to certain limitations, on terms pre-established by the Compensation Committee to employees who are not subject to Section 16 of the Exchange Act. Grants approved by the CEO pursuant to this delegation are reviewed at the Compensation Committee’s next regularly scheduled meeting.

Equity grants that the Compensation Committee may approve from time to time that are in addition to the annual long-term incentive award have a grant date that is two business days after the date that HMS will file its next quarterly report on Form 10-Q. During 2015, the Compensation Committee approved special retention grants to the named executive officers, other than the CEO, which are discussed in more detail below under the caption “2015 Special Retention Awards.”

2015 Annual Long-Term Incentive Compensation

In making its determinations with respect to granting annual long-term incentives for the 2015 fiscal year, the Compensation Committee considered the 2015 Competitive Review, the recommendations of the CEO for the other executive officers, individual performance, expected contributions going forward and the perceived retention value of the award, in addition to objective factors, including comparative share ownership and outstanding equity awards of similarly-situated executives, awards granted to each executive in prior years and HMS’s financial performance. With respect to our CEO, the Compensation Committee also considered a quantitative assessment of HMS’s relative shareholder return. In determining amounts of long-term incentive compensation to be awarded, no fixed or specific mathematical weighting was applied to the subjective or the objective assessment of the named executive officers’ individual achievements.

The Compensation Committee also received guidance from F.W. Cook as to appropriateness of grant amounts, vesting schedules and performance conditions in light of market practices based on benchmarking data from our peer group companies. The 2015 annual long-term incentive awards were determined based upon the Compensation Committee’s subjective evaluation of the factors discussed above and the appropriateness of the grant depending upon the level of responsibility of each named executive officer and competitive positioning among our peer group companies.

With advice from F.W. Cook and structurally consistent with the fourth quarter grant in 2014, in February 2015 the Compensation Committee approved an annual grant to eligible employees, including the named executive officers, in the form of non-qualified stock options and restricted stock units on an equal value basis. The Compensation Committee believes that the mix of stock options and restricted stock units is appropriate because the two forms of awards together represent a balanced approach that reinforces our emphasis on pay for performance because the numbers of shares earned depends on the performance against pre-defined goals and the value of the shares fluctuates based on the stock price. One-half of the stock options and one-half of the restricted stock units are subject to stock price performance conditions. The Compensation Committee believes that this vesting structure supports several important objectives, including retaining, incentivizing and compensating named executive officers for achievement of long-term goals intended to increase shareholder value through sustained increases in stock price and ensuring that the overall cost of the program is aligned with compensation realized by named executive officers and performance delivered to shareholders.

On March 4, 2015, the named executive officers received the following annual long-term incentive awards:

Named Executive Officer	Value of Options Granted ($)	Number of Options Granted(1)(2) (#)	Value of Restricted Stock Units ($)	Number of Restricted Stock Units Granted(1)(2) (#)
W. Lucia	1,137,500	192,976	1,137,500	67,829
J. Sherman	700,000	118,754	700,000	41,741
S. Neuman	600,000	101,789	600,000	35,778
C. Nustad	500,000	84,824	500,000	29,815
D. Williams	600,000	101,789	600,000	35,778

(1)	See “Grants of Plan Based Awards For the Year Ended December 31, 2015” for a description of the vesting and other terms of the option and restricted stock unit awards.
(2)	The options have an exercise price of $16.77.

2015 Special Retention Awards

In April 2015, based on the recommendation of the CEO and advice of F.W. Cook, in order to motivate and retain certain of our named executive officers who the Compensation Committee believes play a key role in the growth of HMS, the Compensation Committee approved special retention awards having an aggregate value on the date of grant of $500,000 to Messrs. Sherman and Williams and Ms. Neuman in the form of non-qualified stock options and restricted stock units on an equal value basis, effective as of May 13, 2015. One-half of the stock options and one-half of the restricted stock units are subject to stock price performance conditions. In making the awards, the Compensation Committee considered the additional responsibilities assumed by each of these officers following an internal reorganization, specifically that Mr. Sherman assumed responsibility for corporate development in addition to his responsibilities as Chief Financial Officer, Ms. Neuman assumed responsibility for product management in addition to her responsibility for overseeing clinical operations, and Mr. Williams assumed responsibility for leadership of the state and federal government markets and proposals, in addition to his responsibility for commercial health plan and employer markets and marketing. The Compensation Committee also considered the current value of each such officers’ outstanding equity awards and the perceived retention value of such awards in light of the relatively short tenure of each of such officers.

April 2015 Special Retention Awards
Named Executive Officer	Grant Date Value of Options Granted ($)	Number of Options Granted(1)(2) (#)	Grant Date Value of Restricted Stock Units Granted ($)	Number of Restricted Stock Units Granted(1) (#)
W. Lucia	-	-	-	-
J. Sherman	250,000	42,385	250,000	15,024
S. Neuman	250,000	42,385	250,000	15,024
C. Nustad	-	-	-	-
D. Williams	250,000	42,385	250,000	15,024

(1)	See “Grants of Plan Based Awards For the Year Ended December 31, 2015” for a description of the vesting and other terms of the option and restricted stock unit awards.
(2)	The non-qualified stock options have an exercise price of $16.64.

In October 2015, based on the recommendation of the CEO and advice of F.W. Cook, in order to motivate and retain key members of management tasked with executing on the robust growth strategy approved by the Board of Directors in October 2015, including certain of our named executive officers, the Compensation Committee approved special retention awards to our named executive officers other than the CEO in the form of non-qualified stock options, effective November 11, 2015. One-half of the options have an exercise price equal to the fair market value on the date of grant and one-half of the options have an exercise price equal to 125% of the fair market value on the date of grant. In approving the grants, the Compensation Committee also considered objective factors, including historical grants made to the executive officers and the value of equity currently held by such executive officers and its perceived retention value in light of the stock price.

October 2015 Special Retention Awards
Named Executive Officer	Number of Options Granted at $11.20 Exercise Price (1)(2) (#)	Grant Date Value of Options at $11.20 Exercise Price ($)	Number of Options Granted at $14.00 Exercise Price (1)(3) (#)	Grant Date Value of Options at $14.00 Exercise Price ($)
W. Lucia	-	-	-	-
J. Sherman	100,000	437,040	100,000	546,300
S. Neuman	100,000	437,040	100,000	546,300
C. Nustad	75,000	327,780	75,000	409,725
D. Williams	100,000	437,040	100,000	546,300

(1)	See “Grants of Plan Based Awards For the Year Ended December 31, 2015” for a description of the vesting and other terms of the option awards.
(2)	The non-qualified stock options have an exercise price of $11.20.
(3)	The non-qualified stock options have an exercise price of $14.00

Limited New Executive Perquisites

In order to enhance HMS’s ability to recruit and retain highly qualified executive talent, on February 6, 2015, and based on input from F.W. Cook, we determined to offer Guaranteed Standard Issue, or individual disability income insurance, to employees of HMS earning more than $300,000 in annualized base salary, as well as financial counseling services to the CEO and any officers of HMS who report directly to the CEO. We believe these benefits are comparable to benefits offered by companies of a similar size to ours and better enable us to maintain competitiveness by providing high-performing executives with benefits that will facilitate strong, focused performance. The cost of these perquisites constitutes a small percentage of each executive’s total compensation. Each of the named executive officers is eligible to receive these benefits. Mr. Williams opted not to receive financial counseling services during 2015, as reflected in the Summary Compensation Table.

Other Elements of Compensation Available to all Employees

Benefits and Other Compensation

We maintain broad-based benefits that are provided to all employees, including health and dental insurance, life and disability insurance and a 401(k) plan. Our named executive officers are eligible to participate in all of our employee benefit plans, in each case on the same basis as other employees.

Severance and Change-in-Control Benefits

To enable us to offer competitive total compensation packages to our senior executives, as well as to ensure the ongoing retention of these individuals when considering transactions that may create uncertainty as to their future employment with us, in 2011, the Compensation Committee approved standardizing the terms of employment of our senior executives, which included providing consistent separation and change-in-control protection.

Based on information provided by F.W. Cook, the Compensation Committee believes that the protection afforded by the revised terms of employment described above provides a level of benefits that are estimated to be within a reasonable range based on competitive practices with respect to comparable positions. We believe that the benefits provided under these agreements are consistent with HMS’s objective of attracting and retaining highly qualified executives and provide reasonable assurance so that our senior executives are not distracted from their duties during the uncertainty that may accompany a possible change in control.

We have provided detailed information about Mr. Lucia’s employment agreement and our agreements with the other named executive officers and the benefits provided to Mr. Lucia and the other named executive officers under their respective agreements, along with estimates of the value of such benefits under various circumstances, under the caption “Potential Payments Upon Termination of Employment or Change in Control” below.

Stock Ownership Guidelines for Executive Officers

In October 2014, the Board of Directors approved stock ownership guidelines for our directors and executive officers to ensure that they each maintain an equity stake in HMS, and by doing so, appropriately link their interests with those of other shareholders. The guidelines for executive officers are based on a multiple of the executive’s base salary.

Title	Value of Shares Required to be Owned
CEO	5 X Annual Base Salary
Other Executive Officers	2 X Annual Base Salary

Each executive has five years from the date he or she becomes subject to these guidelines to meet his or her target. Shares that satisfy the stock ownership guidelines include stock owned outright, directly or indirectly, restricted stock or restricted stock units, and deferred stock units. Management monitors compliance with these guidelines on an annual basis.

The following graph summarizes the stock ownership of each of our named executive officers as of March 31, 2016, as a multiple of base salary earned for fiscal 2015, pursuant to our Stock Ownership Guidelines.

(1) Rounded down to the nearest multiple

Clawback Policy

In October 2014, the Board adopted a clawback policy that covers each current and former executive officer of HMS and applies to all forms of executive incentive compensation. Our clawback policy provides that the Board (or a Board committee) is authorized to recover from any current or former executive officer any bonus, incentive compensation or equity-based compensation gains resulting from certain misconduct occurring after January 1, 2015 that causes a restatement of HMS’s financial statements. The Board is required to review all circumstances and actions causing such restatement and to take action as it deems appropriate. We are monitoring this policy to ensure that it is consistent with applicable laws, and to the extent that the SEC adopts rules for clawback policies, we will revise our policy to reflect any necessary changes.

Prohibition on Hedging and Pledging

Our Insider Trading Policy prohibits our employees and directors from, among many other actions, purchasing our securities on margin, borrowing against our securities held in a margin account, pledging our securities as collateral for a loan and entering into hedging and derivative transactions with respect to our securities.

Tax Considerations

Section 162(m) of the Code prohibits us from deducting from taxable income any compensation in excess of $1 million paid to our CEO and the three other most highly compensated named executive officers employed at the end of the year (other than our Chief Financial Officer), except to the extent that such compensation is paid pursuant to a shareholder approved plan upon the attainment of specified performance objectives. The Compensation Committee believes that tax deductibility is an important factor, but not the sole factor, to be considered in setting executive compensation policy. Accordingly, the Compensation Committee periodically reviews the potential consequences of Section 162(m) of the Code and generally intends to take such reasonable steps as are required to avoid the loss of a tax deduction due to Section 162(m) of the Code. However, the Compensation Committee may, in its judgment, authorize compensation payments or arrangements that do not comply with the exemptions in Section 162(m) of the Code when it believes that such payments are appropriate to attract and retain executive talent.

We obtained shareholder approval of the AIP and the 2006 Stock Plan in 2011 in order to qualify awards under such plans as performance-based compensation under Section 162(m) of the Code. The Board of Directors is requesting re-approval of our AIP as amended and restated at the 2016 Annual Meeting as well as approval of the material terms of the 2016 Omnibus Plan in order to continue to qualify awards under such plans as performance-based compensation that is tax deductible under Section 162(m) of the Code (see “Proposal Three: Re-Approval of the Annual Incentive Compensation Plan as Amended and Restated” and “Proposal Four: Approval of the 2016 Omnibus Incentive Plan”).

Compensation Committee Report

The Compensation Committee of the Board of Directors of HMS Holdings Corp. has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management. Based on this review and discussion, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in HMS’s Proxy Statement for its 2016 Annual Shareholders’ Meeting, as applicable.

By the Compensation Committee of the Board of Directors of HMS Holdings Corp.

Richard H. Stowe, Chair
Craig R. Callen

The information contained in the Compensation Committee Report shall not be deemed to be “soliciting material” or to be “filed” with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporate it by reference in such filing.

Summary Compensation Table

The following table sets forth the cash and non-cash compensation awarded to or earned by our named executive officers for the fiscal years ended December 31, 2015, 2014 and 2013. Information for 2013 is not provided for Mr. Sherman because he was not employed by HMS until 2014.

Name and Principal Position	Year	Salary(1) ($)		Bonus(2) ($)	Stock Awards(3) ($)	Option Awards(4) ($)	Non-Equity Incentive Plan Compensation(5) ($)	All Other Compensation(6) ($)	Total Compensation ($)
William C. Lucia	2015	650,000		-	1,137,493	1,137,498	606,385	31,491	3,562,867
Chairman, President	2014	650,000		-	1,412,490	737,497	468,000	10,400	3,278,387
and CEO	2013	650,000		-	674,988	1,200,000	-	10,200	2,535,188

Jeffrey S. Sherman	2015	500,000		-	949,997	1,933,332	303,193	28,194	3,714,716
EVP, Chief Financial	2014	136,538	(7)	355,000	337,493	1,087,493	-	-	1,916,524
Officer and Treasurer	2013	-		-	-	-	-	-	-

Semone Neuman	2015	475,000		-	849,998	1,833,332	288,033	29,893	3,476,256
EVP, Operations	2014	470,192		-	787,480	287,494	265,000	13,677	1,823,843
	2013	337,500	(8)	50,000	499,981	450,000	-	6,923	1,344,404

Cynthia Nustad	2015	425,000		-	499,997	1,237,501	257,714	29,387	2,449,599
EVP and Chief	2014	421,731		-	649,996	249,994	200,000	10,400	1,532,121
Information Officer	2013	378,413		-	524,020	469,327	-	10,200	1,381,960

Douglas M. Williams	2015	469,231		-	849,998	1,833,332	288,033	12,646	3,453,240
Division President,	2014	396,923		50,000	499,980	274,994	230,000	8,885	1,460,782
Markets	2013	15,385	(9)	-	-	399,994	-	-	415,379

_______________________

(1)	The amounts in this column consist of base salary earned for the fiscal year.

(2)	The amounts in this column consist of (i) with respect to Mr. Sherman, a sign-on bonus of $200,000 paid in 2014 and a bonus payment of $155,000 ($150,000 of which was guaranteed) earned for 2014 and paid in 2015, (ii) with respect to Ms. Neuman, a sign-on bonus of $50,000 paid in 2013 and (iii) with respect to Mr. Williams, a sign-on bonus of $50,000 paid in 2014, pursuant to the terms of their respective employment agreements.

(3)	The amounts in this column represent the aggregate grant date fair value of the restricted stock unit awards computed in accordance with FASB guidance on stock-based compensation. The relevant assumptions made in the valuations may be found in Note 10 of the Notes to the Consolidated Financial Statements in our Annual Report. The grant date fair value of restricted stock units is determined based on the number of units awarded and the fair value of our common stock on the grant date, which is the closing sales price per share of our common stock reported on the NASDAQ Global Select Market on that date.

(4)	The amounts in this column represent the aggregate grant date fair value of the stock option awards computed in accordance with FASB guidance on stock-based compensation. The relevant assumptions made in the valuations for the 2015, 2014 and 2013 stock option awards may be found in (i) Note 10 of the Notes to the Consolidated Financial Statements in our 2015 Annual Report on Form 10-K, (ii) Note 11 of the Notes to the Consolidated Financial Statements in our 2014 Annual Report on Form 10-K and (iii) Note 10 of the Notes to the Consolidated Financial Statements in our 2013 Annual Report on Form 10-K, respectively. The grant date fair value of stock options is determined based on the number of options awarded and the fair value of the stock option on the grant date, which is the Black Scholes value of closing sales price per share of our common stock reported on the NASDAQ Global Select Market on that date. Awards subject to market based performance conditions are valued on the date of grant using the Monte Carlos simulation model.

(5)	The amounts in this column consist of amounts earned pursuant to the short-term (cash) incentive plan for the fiscal year reported and paid in the following fiscal year.

(6)	The amounts in this column for fiscal 2013 and 2014 consist of 401(k) Savings Plan employer matching contributions. The amounts in this column for fiscal 2015 are as follows:

Name	401(k) Savings Plan Employer Matching Contributions ($)	Executive Disability Insurance ($)	Financial Counseling ($)	Tax Gross-Ups on Financial Counseling ($)	Total All Other Compensation ($)
W. Lucia	10,400	2,252	11,302	7,537	31,491
J. Sherman	10,400	2,093	11,302	4,398	28,193
S. Neuman	10,400	2,137	12,247	5,109	29,893
C. Nustad	10,400	1,670	11,343	5,974	29,387
D. Williams	10,400	2,246	-	-	12,646

(7)	The amount reported consists of base salary earned by Mr. Sherman, prorated from his date of employment on September 8, 2014.

(8)	The amount reported consists of base salary earned by Ms. Neuman from her date of employment on April 1, 2013.

(9)	The amount reported consists of base salary earned by Mr. Williams from his date of employment on December 9, 2013.

Grants of Plan-Based Awards For the Year Ended December 31, 2015

The following table provides information concerning each grant of an award made to our named executive officers in fiscal 2015 under our AIP, 2015 STIP and 2006 Stock Plan.

			Compensation	Estimated Possible Payouts Under Non- Equity Incentive Plan Awards(1)		Estimated Future Payouts Under Equity Incentive Plan Awards(2)	All Other Stock Awards: Number of Shares of Stock	All Other Option Awards: Number of Securities Underlying	Exercise or Base Price of	Grant Date Fair Value of Stock and Option
Name	Award Type	Grant Date	Committee Approval Date	Target ($)	Maximum ($)	Target (#)	or Units(3) (#)	Options(4) (#)	Options(5) ($/Sh)	Awards(6) ($)
W. Lucia	AIP/2015 STIP			650,000	2,000,000	-	-	-	-	-
	Stock Options(7)	3/4/2015	2/20/2015	-	-	96,488	-	96,488	16.77	1,137,497
	Restricted Stock Units(7)	3/4/2015	2/20/2015	-	-	33,915	33,914	-	-	1,137,492

J. Sherman	AIP/2015 STIP			325,000	2,000,000	-	-	-	-	-
	Stock Options(7)	3/4/2015	2/20/2015	-	-	59,377	-	59,377	16.77	699,995
	Restricted Stock Units(7)	3/4/2015	2/20/2015	-	-	20,871	20,870	-	-	699,997
	Stock Options(7)	5/13/2015	4/23/2015	-	-	21,193	-	21,192	16.64	249,995
	Restricted Stock Units(7)	5/13/2015	4/23/2015	-	-	7,512	7,512	-	-	249,999
	Stock Options(8)	11/11/2015	10/28/2015	-	-	-	-	100,000	11.20	437,040
	Stock Options(8)	11/11/2015	10/28/2015	-	-	-	-	100,000	14.00	546,300

S. Neuman	AIP/2015 STIP			308,750	2,000,000	-	-	-	-	-
	Stock Options(7)	3/4/2015	2/20/2015	-	-	50,895	-	50,894	16.77	599,995
	Restricted Stock Units(7)	3/4/2015	2/20/2015	-	-	17,889	17,889	-	-	599,997
	Stock Options(7)	5/13/2015	4/23/2015	-	-	21,193	-	21,192	16.64	249,995
	Restricted Stock Units(7)	5/13/2015	4/23/2015	-	-	7,512	7,512	-	-	249,999
	Stock Options(8)	11/11/2015	10/28/2015	-	-	-	-	100,000	11.20	437,040
	Stock Options(8)	11/11/2015	10/28/2015	-	-	-	-	100,000	14.00	546,300

C. Nustad	AIP/2015 STIP			276,250	2,000,000	-	-	-	-	-
	Stock Options(7)	3/4/2015	2/20/2015	-	-	42,412	-	42,412	16.77	499,995
	Restricted Stock Units(7)	3/4/2015	2/20/2015	-	-	14,908	14,907			499,998
	Stock Options(8)	11/11/2015	10/28/2015	-	-	-	-	75,000	11.20	327,780
	Stock Options(8)	11/11/2015	10/28/2015	-	-	-	-	75,000	14.00	409,725

D. Williams	AIP/2015 STIP			308,750	2,000,000	-	-	-	-	-
	Stock Options(7)	3/4/2015	2/20/2015	-	-	50,895	-	50,894	16.77	599,995
	Restricted Stock Units(7)	3/4/2015	2/20/2015	-	-	17,889	17,889	-	-	599,997
	Stock Options(7)	5/13/2015	4/23/2015	-	-	21,193	-	21,192	16.64	249,995
	Restricted Stock Units(7)	5/13/2015	4/23/2015	-	-	7,512	7,512	-	-	249,999
	Stock Options(8)	11/11/2015	10/28/2015	-	-	-	-	100,000	11.20	437,040
	Stock Options(8)	11/11/2015	10/28/2015	-	-	-	-	100,000	14.00	546,300

______________________

(1)	Amounts represent the target and maximum short-term (cash) incentive compensation payouts that could be earned by the named executive officers for 2015. The target amount shown is 100% of the individual’s target annual award opportunity and assumes that the named executive officer achieves all related predetermined financial and non-financial objectives. The maximum amount shown is the shareholder-approved maximum payout under the AIP. There are no threshold amounts under the 2015 STIP or the AIP. The actual short-term (cash) incentive compensation paid for 2015 is shown in the Summary Compensation Table in the “Non-Equity Incentive Plan Compensation” column. Our 2015 STIP is described in the Compensation Discussion and Analysis, under the heading “Annual Short-Term (Cash) Incentive Compensation.” For 2015, Mr. Lucia’s target award opportunity was 100% of his base salary. The target award opportunity for Messrs. Sherman and Williams and Mses. Neuman and Nustad was 65% of his/her base salary.

(2)	Amounts represent the portion of the award made to each named executive officer in 2015 that is dependent on certain pre-defined performance conditions for both non-qualified stock options and restricted stock units. These grants discussed in the Compensation Discussion and Analysis under the heading “Annual Long-Term Incentive Compensation.”

(3)	Amounts represent the portion of the restricted stock unit award made to each named executive officer in 2015 that is conditioned on continued service. These restricted stock unit awards are discussed in the Compensation Discussion and Analysis under the heading “Annual Long-Term Incentive Compensation.”

(4)	Amounts represent the portion of the non-qualified stock option award made to the named executive officers in 2015 that is conditioned on continued service. These stock option awards are discussed in the Compensation Discussion and Analysis under the heading “Annual Long-Term Incentive Compensation”.

(5)	Represents the closing price of our common stock on the date of the grant, except with respect to the nonqualified stock options granted on November 11, 2015, half of which have an exercise price equal to the closing price of our common stock on the date of the grant, and half of which have an exercise price equal to 125% of the closing price of our common stock on the date of grant.

(6)	Amounts in this column represent the grant date fair value of each stock option grant and each restricted stock unit grant computed in accordance with FASB guidance on stock-based compensation, assuming all performance and service conditions are met. The relevant assumptions made in the valuations may be found in Note 10 of the Notes to the Consolidated Financial Statements in our Annual Report.

(7)	The non-qualified stock options and restricted stock units vest as follows: 50% vests ratably over a three-year period beginning on the first anniversary of the date of grant, and the remaining 50% vests upon HMS’s achievement of the following performance condition: HMS’s average closing price per share must be at least 25% higher than the closing price on the grant date for a period of 30 consecutive trading days preceding the first, second or third anniversaries of the grant date. If the performance condition is met prior to the first anniversary of the grant date, one-third of the performance restricted stock units will vest in three equal installments on the first, second and third anniversaries of the grant date; if the performance condition is met after the first anniversary but prior to the second anniversary of the grant date, two-thirds of the performance restricted stock units will vest on the second anniversary of the grant date and one-third will vest on the third anniversary of the grant date; if the performance condition is met after the second anniversary but prior to the third anniversary of the grant date, 100% of the performance restricted stock units will vest on the third anniversary of the grant date. If the performance condition is not achieved before the third anniversary of the grant date, the performance restricted stock units will be forfeited. The named executive officer must remain employed by HMS as of each exercise or vesting date, whichever is applicable. The non-qualified stock options are exercisable over a term of seven years.

(8)	The non-qualified stock options vest ratably over a three year period beginning on November 11, 2016, and are exercisable over a term of seven years.

Outstanding Equity Awards at December 31, 2015

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock that Have Not Vested (1) ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)

W. Lucia	232,603	-	-	3.66	6/26/2016	-	-	-	-
	60,000	-	-	12.61	10/1/2016	-	-	-	-
	30,000	-	-	19.77	9/30/2017	-	-	-	-
	71,628	-	-	22.95	9/30/2018	-	-	-	-
	64,100	-	-	27.79	10/4/2019	-	-	-	-
	57,388	28,695 (2)	86,083 (2)	21.36	11/14/2020	-	-	-	-
	16,205	32,410 (3)	48,616 (3)	21.63	11/11/2021	-	-	-	-
	-	96,488 (4)	96,488 (4)	16.77	3/3/2022	-	-	-	-
	-	-	-	-	-	13,697 (5)	169,021	-	-
	-	-	-	-	-	17,615 (6)	217,369	-	-
	-	-	-	-	-	-	-	25,050 (7)	309,117
	-	-	-	-	-	11,366 (3)	140,256	17,048 (3)	210,372
	-	-	-	-	-	33,914 (4)	418,499	33,915 (4)	418,511

J. Sherman	25,898	77,693 (8)	-	20.71	9/8/2021	-	-	-	-
	7,415	14,832 (3)	22,248 (3)	21.63	11/11/2021	-	-	-	-
	-	59,377 (4)	59,377 (4)	16.77	3/3/2022	-	-	-	-
	-	21,192 (10)	21,193 (10)	16.64	5/13/2022	-	-	-	-
	-	100,000 (11)	-	11.20	11/10/2022	-	-	-	-
	-	100,000 (11)	-	14.00	11/10/2022	-	-	-	-
	-	-	-	-	-	5,201 (3)	64,180	7,802 (3)	96,277
	-	-	-	-	-	20,870 (4)	257,536	20,871 (4)	257,548
	-	-	-	-	-	7,512 (10)	92,698	7,512 (10)	92,698

S. Neuman	21,520	10,761 (2)	32,281(2)	21.36	11/14/2020	-	-	-	-
	6,317	12,634 (3)	18,952 (3)	21.63	11/11/2021	-	-	-	-
	-	50,894 (4)	50,895 (4)	16.77	3/3/2022	-	-	-	-
	-	21,192 (10)	21,193 (10)	16.64	5/13/2022	-	-	-	-
	-	100,000 (11)	-	11.20	11/10/2022	-	-	-	-
	-	100,000 (11)	-	14.00	11/10/2022	-	-	-	-
	-	-	-	-	-	-	-	-	-
	-	-	-	-	-	9,101 (9)	112,306	-	-
	-	-	-	-	-	-	-	18,555 (7)	228,969
	-	-	-	-	-	4,430 (3)	54,666	6,646 (3)	82,012
	-	-	-	-	-	17,889 (4)	220,750	17,889 (4)	220,750
	-	-	-	-	-	7,512 (10)	92,698	7,512 (4)	92,698

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock that Have Not Vested (1) ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
C. Nustad	11,247	-	-	22.47	2/8/2018	-	-	-	-
	22,384	-	-	22.95	9/30/2018	-	-	-	-
	10,015	-	-	27.79	10/4/2019	-	-	-	-
	10,016	-	-	27.79	10/4/2019	-	-	-	-
	19,129	9,565 (2)	28,694 (2)	21.36	11/14/2020	-	-	-	-
	5,493	10,986 (3)	16,480 (3)	21.63	11/11/2021	-	-	-	-
	-	42,412 (4)	42,412 (4)	16.77	3/3/2022	-	-	-	-
	-	75,000 (11)	-	11.20	11/10/2022	-	-	-	-
	-	75,000 (11)	-	14.00	11/10/2022	-	-	-	-
	-	-	-	-	-	13,048 (6)	161,012	-	-
	-	-	-	-	-	-	-	14,844 (7)	183,175
	-	-	-	-	-	3,853 (3)	47,546	5,779 (3)	71,313
	-	-	-	-	-	14,907 (4)	183,952	14,908 (4)	183,965

D. Williams	25,523	25,524 (12)	-	22.54	12/8/2020	-	-	-	-
	6,042	12,085 (3)	18,128 (3)	21.63	11/11/2021	-	-	-	-
	-	50,894 (4)	50,895 (4)	16.77	3/3/2022	-	-	-	-
	-	21,192 (10)	21,193 (10)	16.64	5/13/2022	-	-	-	-
	-	100,000 (11)	-	11.20	11/10/2022	-	-	-	-
	-	100,000 (11)	-	14.00	11/10/2022	-	-	-	-
	-	-	-	-	-	-	-	8,350 (7)	103,039
	-	-	-	-	-	4,238 (3)	52,297	6,357 (3)	78,445
	-	-	-	-	-	17,889 (4)	220,750	17,889 (4)	220,750
	-	-	-	-	-	7,512 (10)	92,698	7,512 (10)	92,698

(1)	Market value of shares or units of stock that have not vested is calculated by multiplying the closing sales price per share of our common stock on the NASDAQ Global Select Market on December 31, 2015 ($12.34) by the number of shares of stock that have not vested.

(2)	Represents stock options granted on November 15, 2013, with the following vesting schedule: 50% vests in one-third increments on November 15, 2014, 2015 and 2016 and 50% vests ratably on November 15, 2014, 2015 and 2016 to the extent that certain pre-defined performance and service conditions are satisfied. Two-thirds (relates to the service condition) vested on November 15, 2015.

(3)	Represents stock options and restricted stock units granted on November 12, 2014, with the following vesting schedule: 50% vests in one-third increments on November 12, 2015, 2016 and 2017 and 50% vests ratably on November 12, 2015, 2016 and 2017 to the extent that certain pre-defined performance and service conditions are satisfied.

(4)	Represents stock options and restricted stock units granted on March 4, 2015, with the following vesting schedule: 50% in one-third increments on March 4, 2016, 2017 and 2018 and 50% vests ratably on March 4, 2016, 2017 and 2018 to the extent that certain pre-defined performance and service conditions are satisfied.

(5)	Represents restricted stock units granted on February 18, 2011, which vested ratably on February 18, 2013, 2014, 2015 and 2016.

(6)	Represents restricted stock units granted on February 27, 2013, which vested in one quarter increments on the second anniversary of the grant date. The remaining quarters will vest ratably on the third, fourth and fifth anniversaries of the grant date, subject to the named executive officer’s continued employment.

(7)	Represents restricted stock units granted on March 5, 2014, vested in one quarter increments on the first anniversary of the grant date. The remaining three quarters will vest ratably on the second, third and fourth anniversaries of the grant date, to the extent that certain pre-defined performance and service conditions are satisfied. The full award is subject to the pre-defined performance and service condition which vested on March 5, 2015.

(8)	Represents stock options granted on September 8, 2014, one quarter of which vested on the first anniversary of the grant date, and subject to Mr. Sherman’s continued employment, the remainder will vest ratably on the second, third and fourth anniversaries of the grant date.

(9)	Represents restricted stock units granted on April 1, 2013, two quarters of which vested on the first and second anniversary of the grant date, and subject to Ms. Neuman’s continued employment, the remainder will vest ratably on the third and fourth anniversaries of the grant date.

(10)	Represents stock options and restricted stock units granted on May 13, 2015, with the following vesting schedule: 50% vests in one-third increments on May 13, 2016, 2017 and 2018 and 50% vests ratably on May 13, 2016, 2017 and 2018 to the extent that certain pre-defined performance and service conditions are satisfied.

(11)	Represents stock options granted on November 11, 2015, which will vest in one-third increments on the first, second and third anniversary of the grant date, subject to the named executive officer’s continued employment.

(12)	Represents stock options granted on December 9, 2013, two quarters of which vested on the first and second anniversaries of the grant date, and subject to Mr. Williams continued employment, the remainder will vest ratably on the third and fourth anniversaries of the grant date.

2015 Option Exercises and Stock Vested

The following table sets forth certain information concerning the stock options exercised and stock awards that vested for our named executive officers during the year ended December 31, 2015.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise(1) ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting (2) ($)
W. Lucia	33,667	417,094	33,598	568,204
J. Sherman	-	-	2,600	29,588
S. Neuman	-	-	12,950	197,584
C. Nustad	-	-	11,973	188,354
D. Williams	-	-	4,901	69,605

(1)	The value realized on the exercise of stock options is based on the difference between the exercise price and the market price (used for tax purposes) of our common stock on the date of exercise.

(2)	The value realized on vesting represents the number of shares acquired on vesting multiplied by the market value of shares of our common stock on the vesting date, which is the closing price of our common stock on:

	(i)	February 18, 2015 of $19.28 for Mr. Lucia (13,696 shares);
	(ii)	February 27, 2015 of $17.54 for Mr. Lucia (5,871 shares) and Ms. Nustad (4,349 shares);
	(iii)	March 5, 2015 of $16.35 for Messrs. Lucia (8,349 shares) and Williams (2,783 shares) and Mses. Neuman (6,185 shares) and Nustad (4,948 shares);
	(iv)	April 1, 2015 of $15.66 for Ms. Neuman (4,550 shares);
	(v)	November 12, 2015 of $11.38 for Messrs. Lucia (5,682 shares), Sherman (2,600 shares) and Williams (2,118 shares) and Mses. Neuman (2,215 shares) and Nustad (1,926 shares); and
	(vi)	December 31, 2015 of $12.34 for Ms. Nustad (750 shares).

Potential Payments Upon Termination of Employment or Change in Control

The information and table in this section summarize the estimated additional amounts payable to each of our named executive officer in the event of termination of employment or a Change in Control under the following termination scenarios:

•	Termination without Cause;

•	Resignation for Good Reason;

•	Termination without Cause following a Change in Control; or

•	Resignation for Good Reason following a Change in Control.

The amounts shown in the table below are based on the assumption that each named executive officer was terminated on December 31, 2015. Accordingly, the table reflects amounts earned as of December 31, 2015 and includes estimates of amounts that would be paid to the named executive officer upon the occurrence of a termination or Change in Control. The actual amounts to be paid to the named executive officer can only be determined at the time of the termination event. As described below and in the footnotes, the table does not include any amounts due for unused paid time off for 2015 or the value of immediately exercisable stock options at the date of termination. The definitions of “Cause,” Change in Control” and “Good Reason” appear at the end of this section.

Named Executive Officer and Type of Payment	Termination Without Cause ($)	Resignation For Good Reason ($)	Termination without Cause Following a Change in Control ($)	Resignation For Good Reason Following a Change in Control ($)
W. Lucia, President & Chief Executive Officer(1)(2)
Cash severance	1,300,000	1,300,000	1,300,000	1,300,000
Bonus component(3)	1,300,000	1,300,000	1,300,000	1,300,000
Continued health insurance coverage	21,680	21,680	21,680	21,680
Restricted Stock(8)	1,881,620	1,881,620	1,881,620	1,881,620
Stock Options(9)	-	-	-	-
Total	4,503,300	4,503,300	4,503,300	4,503,300

J. Sherman, EVP, Chief Financial Officer & Treasurer
Cash severance(4)(5)	500,000	500,000	500,000	-
Continued health insurance coverage(7)	15,180	15,180	15,180	-
Restricted Stock(8)	-	-	860,239	860,239
Stock Options(9)	-	-	114,000	114,000
Total	515,180	515,180	1,489,420	974,239

S. Neuman, EVP, Operations
Cash severance(4)(6)	475,000	-	475,000	475,000
Continued health insurance coverage(7)	9,833	-	9,833	9,833
Restricted Stock(8)	-	-	1,103,954	1,103,954
Stock Options(9)	-	-	114,000	114,000
Total	484,833	-	1,702,787	1,702,787

C. Nustad, EVP & Chief Information Officer
Cash severance (4)(6)	425,000	-	425,000	425,000
Continued health insurance coverage(7)	15,180	-	15,180	15,180
Restricted Stock(8)	-	-	830,290	830,290
Stock Options(9)	-	-	85,500	85,500
Total	440,180	-	1,355,970	1,355,970

D. Williams, Division President of Markets
Cash severance (4)(6)	475,000	-	475,000	475,000
Continued health insurance coverage(7)	15,180	-	15,180	15,180
Restricted Stock(8)	-	-	859,981	859,981
Stock Options(9)	-	-	114,000	114,000
Total	490,180	-	1,464,161	1,464,161
(1)	If we terminate Mr. Lucia’s employment without Cause, or if his employment ceases because of his disability or if he terminates his employment with Good Reason, then, provided Mr. Lucia executes a separation agreement and release and complies with certain restrictive covenants and confidentiality provisions contained in his Employment Agreement and Restrictive Covenants Agreement (as defined and further described under “Executive Employment Agreements”), he will be entitled to receive cash severance in an amount equal to (i) 24 times his monthly base salary paid ratably in equal installments over a 24 month period, (ii) twice a bonus component, (iii) continued health coverage for 24 months or until he becomes eligible for health coverage from another employer, whichever is earlier, and (iv) Mr. Lucia will be treated as continuing in service for purposes of the vesting of any equity award as set forth in his Employment Agreement.

(2)	If within 24 months following a Change in Control, Mr. Lucia’s employment is terminated without Cause or he resigns for Good Reason, provided he executes a separation agreement and release and complies with certain restrictive covenants and confidentiality provisions contained in his Employment Agreement, he will receive the amounts set forth in (1)(i) and (1)(ii) above in a single lump sum payment, rather than in installments as applies outside of a Change in Control.

(3)	Amounts reflect the targeted annual short-term (cash) incentive award that Mr. Lucia would have been entitled to receive for 2015 and not the amount that the Compensation Committee determined to pay (as set forth in the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table), which will vary depending upon whether the bonus for the year of termination is intended to be “performance-based” compensation and if performance is satisfied, in which case it will be paid when bonuses are paid to HMS’s other senior executive officers, or whether the bonus is under a different program, in which case it will be his target bonus and will be paid on the same schedule as (1)(i) above. In the event Mr. Lucia is terminated for Cause or resigns for Good Reason following a Change in Control, his bonus component will be paid in accordance with (2) above.

(4)	If we terminate the named executive officer’s employment without Cause, in connection with a Change in Control or otherwise, then provided he/she executes and does not revoke a separation agreement and release and complies with the Restrictive Covenants Agreement, he/she will be entitled to receive cash severance in an amount equal to 12 times his/her monthly base salary paid ratably in equal installments over a 12-month period.

(5)	If the named executive officer resigns for Good Reason, then, provided the named executive officer executes a separation agreement and release and complies with certain restrictive covenants and confidentiality provisions contained in his employment agreement and Restrictive Covenants Agreement, the named executive officer will be entitled to receive cash severance in an amount equal to 12 times his monthly base salary paid ratably in equal installments over a 12-month period.

(6)	If within 24 months following a Change in Control, the named executive officer’s employment is terminated without Cause or he/she resigns for Good Reason, provided he/she executes a separation agreement and release and complies with the Restrictive Covenants Agreement, he/she will receive the amounts set forth in (4) above in a single lump sum payment, rather than in installments as applies outside of a Change in Control.

(7)	In the event a named executive officer is terminated without Cause, or is terminated without Cause or resigns for Good Reason following a Change in Control, provided he/she executes and does not revoke a severance agreement and release, HMS will pay him/her a lump sum amount equal to 12 times the difference between the monthly COBRA coverage premium for the same type of medical and dental coverage (single, family, or other) he/she is receiving as of the date his/her employment ends and his/her then monthly employee contribution.

(8)	Under the terms of our Restricted Stock Unit Agreements, in the event a named executive officer ceases to be employed by HMS by reason of death, disability or involuntarily by HMS other than for “Cause” within 24 months following a Change in Control, all of the restricted stock units held by such named executive officer shall become fully vested. In addition, the Compensation Committee may, in its discretion, accelerate vesting of the restricted stock in the event of Change in Control. The amounts presented in the table represent the market value of outstanding restricted stock units, which is determined based on the number of shares/units granted and the fair value of our common stock on December 31, 2015, which is the closing sales price per share of our common stock reported on the NASDAQ Global Select Market on that date ($12.34), less the consideration paid by the recipient for the award ($0.01 per share).

(9)	Under the 2006 Stock Plan (assuming no contrary provisions in the implementing grant agreements or the 2006 Stock Plan), if a named executive officer ceases to be employed by HMS by reason of involuntary termination without “Cause” by HMS during the 24-month period following a Change in Control, the named executive officer’s outstanding options, which are not then exercisable and vested, shall become fully vested and exercisable. The numbers included in the table represent the value of the unvested portion of the named executive officer’s stock options, assuming accelerated vesting (calculated based on the excess of the closing market price of our common stock on December 31, 2015, over the exercise prices of such options). In the event a named executive officer’s employment is terminated for any reason other than gross misconduct, which causes the options to immediately expire, the stock option exercises will be limited to the portions of the stock options that were immediately exercisable at the date of such termination.

As detailed in the following section, regardless of the manner in which the named executive officer’s employment is terminated, each named executive officer is entitled to receive any earned but unpaid salary and accrued but unused paid time off through the date of termination under the terms of his or her Executive Employment Agreement (“Employment Agreement”). In addition, each named executive officer is entitled to receive any earned bonus for the calendar year preceding the calendar year in which his/her employment ends if the named executive officer’s employment is terminated, unless such termination is for Cause.

Executive Employment Agreements

Employment Agreement with our President and Chief Executive Officer

Our Executive Employment Agreement with William C. Lucia, our President and CEO, unless earlier terminated, will expire on February 28, 2018. Under his Employment Agreement, which was previously amended on April 30, 2013 and March 1, 2015, Mr. Lucia is eligible to receive bonus compensation from us in respect of each fiscal year (or portion thereof) during the term of his employment in each case as may be determined by our Compensation Committee, in its sole discretion, on the basis of performance or such other criteria as the Compensation Committee may establish from time to time. Mr. Lucia’s annualized base salary remains at $650,000 and his target bonus remains at 100% of his base salary.

If we terminate Mr. Lucia’s employment without Cause, in connection with a Change in Control or otherwise, or if his employment ceases because of his disability or if he terminates his employment with Good Reason, then provided Mr. Lucia executes and does not revoke a separation agreement and release and complies with the Restrictive Covenants Agreement, he will be entitled to receive cash severance in an amount equal to (i) 24 times his monthly base salary paid ratably in equal installments over a 24 month period (unless his termination/resignation is in connection with a Change in Control, in which case the payment will be in a single lump sum), (ii) twice a bonus component that will vary depending upon whether the bonus for the year of termination is intended to be “performance-based” compensation and the performance is satisfied or whether the bonus is under a different program, in which case it will be his target bonus and will be paid on the same schedule as (i) above (unless his termination/resignation is in connection with a Change in Control, in which case the payment will be in a single lump sum), (iii) continued health coverage for 24 months or until he becomes eligible for health coverage from another employer, whichever is earlier, and (iv) Mr. Lucia will be treated as continuing in service for purposes of the vesting of any equity award until the earliest of: (x) the end of the Noncompetition Period (as defined in Mr. Lucia’s Restrictive Covenants Agreement), (y) the last of the applicable vesting dates under such awards, or (z) the termination or violation of the Restrictive Covenants Agreement.

In addition, if we terminate Mr. Lucia’s employment without Cause or Mr. Lucia resigns for Good Reason, and such termination occurs within a six-month period before a Change in Control, Mr. Lucia will receive a cash payment equal to the excess of the amount he would have received for such equity awards if he were continuing in service as of the date of the Change in Control and terminated immediately thereafter over the amount actually received, paid in a single lump sum payment at the time provided in the agreement. In the event that any payments and benefits, including any benefits provided to Mr. Lucia or for Mr. Lucia’s benefit under the agreement or any other company plan or agreement, become subject to the excise tax under Section 4999 of the Code, such payments and benefits will be “cut-back” to an amount that is less than such amount that would cause the excise tax to the extent that such reduction would result in Mr. Lucia retaining a larger amount on an after-tax basis.

Employment Agreements with Other Named Executive Officers

We have employment agreements that are at-will, subject to certain notice and/or severance provisions, with Mr. Sherman, Ms. Neuman, Ms. Nustad and Mr. Williams.

Our employment agreements with the other named executive officer sets forth his/her initial annualized base salary as follows: (i) Mr. Sherman at $500,000, (ii) Ms. Neuman at $450,000, (iii) Ms. Nustad at $350,000 and (iv) Mr. Williams at $400,000, subject to increase from time to time by the Board or the Compensation Committee. In addition, under the terms of these agreements, these named executive officers are eligible to receive bonus compensation from us in respect of each fiscal year (or portion thereof) during the term of their employment, in each case as may be determined by our Compensation Committee in its sole discretion on the basis of such performance-based or other criteria as it determines appropriate. For 2015, the targeted annual short-term (cash) incentive award opportunity for each other named executive was 65% of his/her base salary.

If we terminate either the employment of the other named executive officers without Cause, in connection with a Change in Control or otherwise, then provided he/she executes and does not revoke a separation agreement and release and complies with the Restrictive Covenants Agreement, the executive will be entitled to receive (i) cash severance in an amount equal to 12 times his/her monthly base salary paid ratably in equal installments over a 12 month period, (ii) a lump sum amount equal to 12 times the difference between the monthly COBRA coverage premium for the same type of medical and dental coverage the executive is receiving as of the date his/her employment ends and his/her then monthly employee contribution, which amount may be used for any purpose and (iii) any earned but unpaid annual bonus for the calendar year preceding the calendar year in which his/her employment ends. If within 24 months following a Change in Control, Mr. Williams’ or Mses. Neuman’s or Nustad’s employment is terminated without Cause or he/she resigns for Good Reason, provided he/she executes a separation agreement and release and complies with the Restrictive Covenants Agreement, he/she will receive the amounts set forth in (i) above in a single lump sum payment, rather than in installments as applies outside of a Change in Control.

Restrictive Covenants Agreements

In addition, we have entered into a Noncompetition, Nonsolicitation, Proprietary and Confidential Information and Developments Agreement (the “Restrictive Covenants Agreement”) with each of our named executive officers. Under the terms of the Restrictive Covenants Agreements, in Mr. Lucia’s case, for the 24 months following the termination of his employment for any reason, and in the case of the other named executive officers, for the 12 months following the termination of his/her employment for any reason, the named executive officer is generally prohibited from: (i) engaging or assisting others to engage in any business or enterprise in the United States that competes with HMS’s business, products or services, (ii) soliciting or diverting, or attempting to solicit or divert, the business of any of HMS’s current or prospective clients, (iii) soliciting, recruiting or inducing or attempting to solicit, recruit or induce any company employee or independent contractor to leave HMS’s employ (or, in some situations, hire), and (iv) disclosing or utilizing for the benefit of any entity other than HMS, any system or product development ideas discussed or explored, even if not implemented, during the named executive officer’s employment with HMS. The Restrictive Covenants Agreements also set forth certain obligations with respect to proprietary and confidential information and developments and inventions.

Key Definitions

The capitalized terms used above in Potential Payments Upon Termination of Employment or Change in Control and Executive Employment Agreements are defined as follows:

“Cause”

•	Under the Employment Agreements, “Cause” means: (i) fraud with respect to HMS or any of its subsidiaries and affiliates; (ii) material misrepresentation to any regulatory agency, governmental authority, outside or internal auditors, internal or external company counsel, or the Board of Directors concerning the operation or financial status of HMS or of any of its subsidiaries and affiliates; (iii) theft or embezzlement of assets of HMS or any of its subsidiaries or affiliates; (iv) conviction, or plea of guilty or nolo contendere to any felony (or to a felony charge reduced to a misdemeanor), or, with respect to the named executive officer’s employment, to any misdemeanor (other than a traffic violation); (v) material failure to follow HMS’s conduct and ethics policies that have been provided or made available to the named executive officer; (vi) a material breach of the named executive officer’s employment agreement or Restrictive Covenants Agreement; and/or (vii) continued failure to attempt in good faith to perform his/her duties as reasonably assigned by the Board, in Mr. Lucia’s case, or by his/her supervisor in the case of the other named executive officers. Certain of the foregoing definitions permit the named executive officer to attempt to cure the grounds for Cause prior to termination.

•	Under the 2006 Stock Plan, “Cause” is equated with “gross misconduct,” as determined by the Compensation Committee or Board of Directors.

•	Under our Non-Qualified Stock Option Grant Agreements and Restricted Stock Unit Grant Agreements, “Cause” is determined by the Compensation Committee or the Board of Directors.

“Change in Control”

•	Under the Employment Agreements and the terms of the 2006 Stock Plan, “Change in Control” is generally defined as:

-	the acquisition by an individual, entity or group (a “Person”) of beneficial ownership of any capital stock of HMS if, after such acquisition, such Person beneficially owns 50.01% or more of either (x) the then-outstanding shares of company common stock or (y) the combined voting power of the then-outstanding company securities entitled to vote in the election of directors; provided, however, that an acquisition from HMS or pursuant to a Business Combination (as defined below) that complies with subclauses (x) and (y) of the clause below will not be a Change in Control;

-	the consummation of a merger, consolidation, reorganization, recapitalization or share exchange involving HMS or a sale or other disposition of all or substantially all (i.e., in excess of 85%), of its assets (a “Business Combination”), unless, immediately thereafter (x) all or substantially all of the beneficial owners immediately prior to such Business Combination beneficially own more than 50% of the then-outstanding shares of common stock and the combined voting power of the then-outstanding securities entitled to vote in the election of directors, respectively, of the resulting or acquiring corporation in substantially the same proportions as their initial ownership and (y) no Person beneficially owns 50.01%, or more, of the then-outstanding shares of common stock of the acquiring corporation, or of the combined voting power of the then-outstanding securities of such corporation entitled to vote in the election of directors (except if such ownership existed prior to the Business Combination); or

-	a change in the composition of the Board that results, during any one year period, in the current directors (including directors subsequently elected by at least a majority of the Board, but excluding directors whose initial assumption of office occurred as a result of an actual or threatened election contest or similar circumstance) no longer constituting a majority of the Board, or the Board of a successor corporation.

“Good Reason”

•	Under the Employment Agreements, “ Good Reason” means, the occurrence, without the named executive officer’s prior written consent, of any of the following events: (i) a material diminution in his/her authority, duties or responsibilities (in Mr. Lucia’s case, other than in connection with a portion of his authority, duties or responsibilities being assigned to or carried out by a President); (ii) a requirement that, in Mr. Lucia’s case, he reports to an officer rather than to the Board, and in the case of the other named executive officers, that they report to a new supervisor who has materially diminished authority, duties or responsibilities in comparison to his/her previous supervisor; (iii) a material reduction in the named executive officer’s base salary (or, in Mr. Sherman’s case, his base salary or target bonus percentage); (iv) HMS’s requiring, (a) in the case of Messrs. Lucia and Sherman, that they perform their principal services in a geographic area more than 50 miles from HMS’s offices in Irving, Texas, or such other place at which they have agreed to provide such services, and (b) in the case of Mses. Neuman and Nustad and Mr. Williams, that they perform their principal services primarily in a geographic area more than 50 miles from HMS’s offices in Dallas, Texas and New York, New York, or such other place of primary employment at which they have agreed to provide such services; or (v) a material breach by HMS of any material provision of the named executive officer’s employment agreement. Good Reason is also subject to certain timing restrictions and our ability to cure the proposed Good Reason.

These definitions are subject to further limitations if necessary to conform to Section 409A of the Code.

PROPOSALS TO BE VOTED ON

PROPOSAL ONE: ELECTION OF CLASS I DIRECTORS

The Board of Directors is currently composed of nine members, eight of whom are non-employee directors. Pursuant to our Bylaws, our Board of Directors is currently divided into two classes, Class I and Class II, with one class standing for election each year for a term of two years.

At the 2016 Annual Meeting, shareholders as of the Record Date will consider and vote upon the proposed election of each of the four Class I directors on our Board of Directors who are standing for election. After 11 years of service, Mr. Holster has elected to retire from the Board of Directors at the end of his current term expiring at the 2016 Annual Meeting and therefore will not be standing for re-election at the 2016 Annual Meeting. Pursuant to our Bylaws, the Board of Directors has set the number of directors that constitute the Board of Directors at eight, effective immediately prior to the 2016 Annual Meeting. Based on the recommendation of our Nominating and Governance Committee, our Board of Directors has nominated Robert Becker, Craig R. Callen, William C. Lucia and Bart M. Schwartz for election as Class I directors at the 2016 Annual Meeting. Each of the nominees is currently serving as a director of HMS and, except with respect to Mr. Becker, each nominee was last elected at the 2014 Annual Meeting of Shareholders. Pursuant to our Bylaws, Mr. Becker was appointed as a Class I director by the Board of Directors on January 29, 2016, upon the recommendation of the Nominating and Governance Committee. The Nominating and Governance Committee’s third-party search firm, Russell Reynolds, recommended Mr. Becker as a potential director candidate to the Nominating and Governance Committee.

Each of the nominees has consented to being named in this Proxy Statement and to serve as a director if elected. If elected, each of the nominees will hold office for a two year term expiring at the annual meeting of shareholders in 2018 and until their successors are elected and qualified. In the event any nominee for director declines or is unable to serve, the proxies may be voted for a substitute nominee selected by the Board of Directors. The Board of Directors expects that each nominee named in the following table will be available for election. HMS did not receive notice from any shareholder prior to the deadline for submitting notice of an intention to nominate any additional persons for election as directors at the 2016 Annual Meeting.

Our Board of Directors

The following table sets forth information with respect to our directors, other than Mr. Holster who is not standing for re-election, and nominees for election at the 2016 Annual Meeting, including the composition of our four standing Committees: Audit, Compensation, Compliance and Ethics and Nominating and Governance.

Name	Age	Position	Committee Memberships
Robert Becker(1)	62	Class I Director Nominee	Audit Nominating and Governance

Craig R. Callen	60	Class I Director Nominee	Compensation Nominating and Governance

William C. Lucia	58	Chairman, President and Chief Executive Officer, and Class I Director Nominee	—

Name	Age	Position	Committee Memberships

William F. Miller III	66	Class II Director	—

Ellen A. Rudnick	65	Class II Director	Audit(2) Compliance and Ethics Nominating and Governance

Bart M. Schwartz	69	Class I Director Nominee	Audit Compliance and Ethics(2) Nominating and Governance

Richard H. Stowe	72	Class II Director and Lead Independent Director	Compensation(2) Nominating and Governance

Cora M. Tellez(3)	66	Class II Director	Audit Compliance and Ethics Nominating and Governance(2)
(1)	The Board of Directors appointed Mr. Becker as a Class I director in January 2016. In February 2016, based on the recommendations of the Nominating and Governance Committee and Mr. Stowe, in his capacity as Lead Independent Director, the Board of Directors appointed Mr. Becker as a member of the Audit Committee and the Nominating and Governance Committee.

(2)	Current Committee Chair.

(3)	In September 2015, the Board of Directors appointed Ms. Tellez as Chair of the Nominating and Governance Committee following Mr. Mendelson’s resignation from the Board of Directors and as Chair of the Nominating and Governance Committee.

When an incumbent director is up for re-election, the Nominating and Governance Committee considers, among other things, the performance, skills and characteristics of such incumbent director and his/her attendance record before making a determination to recommend that the full Board of Directors nominate him or her for re-election.

The Board of Directors believes that the combination of the business and professional experience of our directors and the diversity of their areas of expertise has been a contributing factor to its effectiveness and provides a valuable resource to management. The majority of our Board of Directors has over five years of service with us and three of our non-employee directors, Ms. Rudnick and Messrs. Miller and Stowe, have each served on our Board for more than 15 years. During their tenure, our directors have gained considerable institutional knowledge about HMS and its operations. Given the growth of our business and the rapidly changing healthcare environment, this continuity of service and development of institutional knowledge enables our Board of Directors to be more efficient and more effective in developing strategy and long-term plans for HMS.

A description of the specific experience, qualifications, attributes and skills that led our Board of Directors to conclude that each member of the Board should serve as a director follows the biographical information of each director.

Class I: Directors Whose Terms Expire in 2016

Robert Becker has served as one of our directors since January 2016. Mr. Becker most recently served as President and CEO of Wolters Kluwer Health, a provider of information and point of care solutions to the healthcare industry, from December 2008 until his retirement in May 2015. In his role at Wolters Kluwer Health, Mr. Becker reported to the Chairman of the Executive Board and had global responsibility for Wolters Kluwer’s $1.2 billion Health division. From August 2003 to November 2008, he served as CEO of Wolters Kluwer Law & Business. Mr. Becker led the transformation of both the Health and Law & Business divisions from traditional publishers to world class providers of digital content and software solutions through a combination of organic growth and mergers and acquisitions. Prior to joining Wolters Kluwer, Mr. Becker served as President and CEO of Jupiter Media Metrix, a provider of comprehensive research and measurement products and services designed to assist companies in utilizing Internet technologies to more effectively operate their businesses. Mr. Becker also spent 13 years with The Thomson Corporation, 10 years as a CEO and three as a CFO of several global businesses. Mr. Becker, who is a CPA, began his career at PriceWaterhouse auditing numerous public and privately held companies. Mr. Becker previously served on the board of directors of Symphony Health, a privately held portfolio company of Symphony Technology Group providing pharmacy claims and patient longitudinal health records to the pharmaceutical industry.

Mr. Becker’s executive leadership experience and strong background in technology and data analytics provide valuable insight into strategic planning and operations to the Board. Among other qualifications, Mr. Becker brings to the Board extensive financial expertise, including budgeting, forecasting and mergers and acquisition, making him well-positioned to serve as a member of the Audit Committee and an audit committee financial expert, as well as a member of the Nominating and Governance Committee.

Craig R. Callen has served as one of our directors since October 2013. Mr. Callen is a Senior Advisor at Crestview Partners, a private equity firm with over $6.0 billion under management. From 2004 to 2007, Mr. Callen was Senior Vice President and Head of Strategic Planning and Business Development and a member of the Executive Committee for Aetna, Inc. In his role at Aetna, Mr. Callen reported directly to the Chairman and CEO and was responsible for oversight and development of Aetna’s corporate strategy, including mergers and acquisitions. During his tenure, Mr. Callen and his team led the acquisitions of seven companies, investing over $2.0 billion, broadening Aetna’s revenue, global presence, product line, targeted markets and participation in government programs. Prior to joining Aetna, Mr. Callen was a Managing Director and Head of U.S. Healthcare Investment Banking at Credit Suisse First Boston and Co-Head of Healthcare Investment Banking at Donaldson, Lufkin & Jenrette. Mr. Callen serves on the board of directors of Omega Healthcare Investors, Inc. Previously he served on the boards of Sunrise Senior Living Inc., Kinetic Concepts Inc. and Symbion, Inc.

Mr. Callen brings over 20 years of healthcare investment banking experience and corporate development expertise to our Board, which are invaluable to us as we evaluate, develop and implement new solutions for clients. His extensive experience in a corporate setting and as an advisor to public/private healthcare companies positions him well to serve on the Compensation and Nominating and Governance Committees.

William C. Lucia has served as our President and Chief Executive Officer since March 2009. He has been a member of our Board of Directors since May 2008 and was appointed Chairman of the Board in July 2015. From May 2005 to March 2009, Mr. Lucia served as our President and Chief Operating Officer. Since joining us in 1996, Mr. Lucia has held several positions with us, including: President of our subsidiary, Health Management Systems, Inc., from 2002 to 2009; President of our Payor Services Division from 2001 to 2002; Vice President and General Manager of our Payor Services Division from 2000 to 2001; Vice President of our Business Office Services from 1999 to 2000; Chief Operating Officer of our former subsidiary Quality Medical Adjudication, Incorporated (QMA) and Vice President of West Coast Operations from 1998 to 1999; Vice President and General Manager of QMA from 1997 to 1998; and Director of Information Systems for QMA from 1996 to 1997. Prior to joining us, Mr. Lucia served in various executive positions including Senior Vice President, Operations and Chief Information Officer for Celtic Life Insurance Company, and Senior Vice President, Insurance Operations for North American Company for Life and Health Insurance. Mr. Lucia is a Fellow of the Life Management Institute Program through LOMA, an international association through which insurance and financial services companies around the world engage in research and educational activities to improve company operations.

With over 20 years of experience with HMS working across multiple divisions and his prior experience in the insurance industry, Mr. Lucia brings to our Board in-depth knowledge of HMS and the healthcare and insurance industries, the evolving healthcare landscape and the array of challenges to be faced and demonstrates an ability to formulate and implement key strategic initiatives, making him well-positioned to lead our management team and provide essential insight and guidance to the Board as our Chairman and Chief Executive Officer.

Bart M. Schwartz has served as one of our directors since July 2010. Mr. Schwartz currently serves as the Chairman and Chief Executive Officer of SolutionPoint International, LLC, which provides an integrated array of business intelligence, security and compliance, identity assurance and situational awareness solutions. In 2003, Mr. Schwartz founded his own law firm, which specializes in, among other areas, conducting independent investigations, monitoring and Independent Private Sector Inspector General engagements and developing, auditing and implementing compliance programs. From 1991 to 2003, Mr. Schwartz served as the Chief Executive Officer of Decision Strategies, an internationally recognized investigative and security firm, which was sold to SPX Corporation in 2001. Mr. Schwartz has over 30 years’ experience managing domestic and international investigations, prosecutions and assessments for clients in both the public and private sectors. He currently serves as the federally appointed Monitor of GM.

Mr. Schwartz brings extensive legal and compliance experience to our Board, which is particularly valuable as we continue to expand our business. Mr. Schwartz’s background makes him well-positioned to serve as the Chair of the Compliance and Ethics Committee and as a member of the Audit and Nominating and Governance Committees.

Class II: Directors Whose Terms Expire in 2017

William F. Miller III has served as one of our directors since October 2000. In 2013, Mr. Miller joined KKR Advisors, a global investment firm, as healthcare industry advisor. From 2006 to 2013, Mr. Miller was a partner at Highlander Partners, a private equity group in Dallas, Texas focused on investments in healthcare products, services and technology. From October 2000 to April 2005, Mr. Miller served as our Chief Executive Officer and from December 2000 to April 2006, Mr. Miller served as our Chairman. From 1983 to 1999, Mr. Miller served as President and Chief Operating Officer of EmCare Holdings, Inc., a national healthcare services firm focused on the provision of emergency physician medical services. From 1980 to 1983, Mr. Miller served as Administrator/Chief Operating Officer of Vail Mountain Medical. From 1997 to 2012, Mr. Miller served as a director of Lincare Holdings, Inc.

Mr. Miller brings to the Board of Directors both a thorough understanding of our business and the healthcare industry and extensive experience in the financial markets. His significant operational experience, both at HMS and at EmCare Holdings, makes him well-positioned to provide HMS with insight on financial, operational and strategic issues.

Ellen A. Rudnick has served as one of our directors since 1997. Since 1999, Ms. Rudnick has served as Executive Director and Clinical Professor of the Polsky Center for Entrepreneurship, University of Chicago Booth School of Business. From 1993 to 1999, Ms. Rudnick served as Chairman of Pacific Biometrics, Inc., a publicly held healthcare biodiagnostics company and its predecessor, Bioquant, which she co-founded. From 1990 to 1992, she served as President and Chief Executive Officer of Healthcare Knowledge Resources (HKR), a privately held healthcare information technology corporation and subsequently served as President of HCIA, Inc. (HCIA) following the acquisition of HKR by HCIA. From 1975 to 1990, Ms. Rudnick served in various positions at Baxter Health Care Corporation, including Corporate Vice President and President of its Management Services Division. Ms. Rudnick also serves as a director of Patterson Companies, Inc. and First Midwest Bancorp, Inc.

Ms. Rudnick brings to the Board of Directors extensive business understanding and demonstrated management expertise, having served in key leadership positions at a number of healthcare companies. Ms. Rudnick has a comprehensive understanding of the operational, financial and strategic challenges facing companies and knows how to make businesses work effectively and efficiently. Her management experience and service on other public company boards has provided her with a thorough understanding of the financial and other issues facing large companies, making her particularly valuable as the Chair of our Audit Committee and as a member of the Compliance and Ethics and the Nominating and Governance Committees.

Richard H. Stowe has served as one of our directors since 1989 and as Lead Independent Director of the Board since July 2015. Mr. Stowe is a general partner of Health Enterprise Partners LP, a private equity firm. From 1999 to 2005, Mr. Stowe was a private investor, a senior advisor to the predecessor funds to Health Enterprise Partners, and a senior advisor to Capital Counsel LLC, an asset management firm. From 1979 until 1998, Mr. Stowe was a general partner of Welsh, Carson, Anderson & Stowe. Prior to 1979, he was a Vice President in the venture capital and corporate finance groups of New Court Securities Corporation (now Rothschild, Inc.). Mr. Stowe is also a director of several private and not-for-profit companies and educational institutions.

Mr. Stowe brings 45 years of financial, capital markets and investment experience to our Board of Directors. Mr. Stowe’s background and extensive experience make him well-positioned to serve as the Chair of the Compensation Committee, a member of the Nominating and Governance Committee and as our Lead Independent Director. Mr. Stowe has effectively carried out his responsibilities as a Chair for several of our Board committees and is well-respected by the independent directors. The Board believes that Mr. Stowe is highly qualified and continues to be in the best position to serve as Lead Independent Director.

Cora M. Tellez has served as one of our directors since October 2012. Ms. Tellez is the President and Chief Executive Officer of Sterling HSA, an independent health savings accounts administrator which she founded in 2004. Prior to starting Sterling HSA, Ms. Tellez served as President of the health plans division of Health Net, Inc., an insurance provider. She later served as President of Prudential’s western health care operations, CEO of Blue Shield of California, Bay Region and Regional Manager for Kaiser Permanente of Hawaii. Ms. Tellez also serves as Chief Executive Officer of Amazing CARE Network, Inc., a company she founded in January 2015. Ms. Tellez serves on the boards of directors of Pacific Premier Bancorp, Inc. and CorMedix Inc., as well as on the boards of various nonprofit organizations such as the Institute for Medical Quality and UC San Diego’s Center for Integrative Medicine.

Ms. Tellez brings over 25 years of healthcare policy and operations experience to the Board. Her public company operational, financial and corporate governance experience is a valuable resource for our Board and makes her well-positioned to serve as the Chair of the Nominating and Governance Committee, a member of the Compliance and Ethics Committee and as a member of the Audit Committee and an audit committee financial expert.

Vote Required

The affirmative vote of a majority of the votes cast at the 2016 Annual Meeting is required to elect each of the four nominees to the Board of Directors.

The Board of Directors recommends a vote “FOR” each of the four Class I director nominees named in Proposal One.

PROPOSAL TWO: ADVISORY APPROVAL OF EXECUTIVE COMPENSATION

We are providing our shareholders the opportunity to vote to approve, on an advisory basis, the compensation of Messrs. Lucia, Sherman and Williams and Mses. Neuman and Nustad, whom we refer to as our named executive officers and whose fiscal 2015 compensation is disclosed in this Proxy Statement in accordance with the SEC’s rules. This proposal, which is commonly referred to as “say-on-pay,” is required by the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, which added Section 14A to the Exchange Act.

Proposed Resolution

Our Board of Directors is asking shareholders for advisory approval of our 2015 executive compensation as described in this Proxy Statement:

RESOLVED, that the compensation paid to HMS’s named executive officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the compensation tables and any related material disclosed in the proxy statement for HMS’s 2016 Annual Meeting of Shareholders, is hereby approved.

Rationale

Our executive compensation program is designed to attract, develop, motivate and retain talented executives to lead our business. Under this program, our executive officers are rewarded for the achievement of our near-term and longer-term financial and strategic goals and for driving corporate financial performance and stability. The program contains elements of cash and equity-based compensation and is designed to align the interests of our executives with those of our shareholders.

As we describe in the Compensation Discussion and Analysis, “pay for performance” is the underlying philosophy for our executive compensation program. The program is designed and administered to align the interests of our senior executives with the interests of our shareholders, thus rewarding individual and team achievements that contribute to the attainment of our business goals; and to provide a balance of total compensation opportunities, including salary, short-term and long-term cash and equity incentives that are competitive with similarly situated companies and reflective of our performance. The Board believes this link between compensation and the achievement of our near- and long-term business goals has helped drive our performance over time. At the same time, we believe our program does not encourage excessive risk-taking by management.

Effect of Your Vote on this Proposal

As an advisory vote, the results of the vote on this proposal are not binding and thus do not overrule any decision by HMS or the Board of Directors (or any committee thereof), or create or imply any change or addition to the fiduciary duties of HMS or the Board of Directors (or any committee thereof). However, our Compensation Committee and Board of Directors value the opinions expressed by our shareholders in their vote on this proposal and will consider the outcome of the vote when making future executive compensation decisions.

Vote Required

The affirmative vote of a majority of the votes cast at the 2016 Annual Meeting is required to approve, on an advisory basis, our 2015 executive compensation as reported in this Proxy Statement.

The Board of Directors recommends a vote “FOR” the proposal to approve, on an advisory basis, the 2015 compensation for our named executive officers.

PROPOSAL THREE: RE-APPROVAL OF THE ANNUAL INCENTIVE COMPENSATION PLAN AS AMENDED AND RESTATED

At the 2016 Annual Meeting, our shareholders are being asked to approve the Amended and Restated Annual Incentive Compensation Plan (the “AIP” or “Plan”), which was adopted by the Board of Directors on April 28, 2016, subject to shareholder approval. The original AIP was established in March 2011 and approved by our shareholders at our 2011 Annual Meeting of Shareholders. To comply with Section 162(m) of the Code, material terms of the performance goals under the AIP must be re-approved by shareholders every five years to preserve, to the extent possible, our tax deduction for certain awards made under the AIP. Approval of the AIP, as amended and restated, would allow HMS to continue providing competitive annual cash incentive opportunities to covered employees that qualify as deductible “performance-based compensation” within the meaning of Section 162(m) of the Code.

The Board of Directors believes approval is in the best interests of HMS and its shareholders and recommends that the shareholders approve the AIP as amended and restated.

Purpose of the Plan

The purpose of the AIP is to increase shareholder value and HMS’s success by providing eligible employees with direct financial incentives based on the achievement of specific pre-established performance goals that are in direct support of HMS’s overall short-term corporate performance. Section 162(m) of the Code generally prevents a publicly held corporation from deducting, for federal income tax purposes, compensation in excess of $1.0 million per year paid to the chief executive office and the three other highest paid officers, other than the chief financial officer. If certain requirements are met, compensation that qualifies as “performance-based compensation” under Section 162(m) of the Code is excluded for purposes of calculating the $1.0 million limit. The AIP is designed so that the awards made in accordance with it will satisfy those requirements, however, the Compensation Committee reserves the right to make awards that are not deductible under Section 162(m) of the Code.

One of the requirements for compensation to be treated as “performance-based compensation” is that the material terms of the performance goals under which compensation may be paid are disclosed to and approved by HMS’s shareholders. The performance goals must be submitted for re-approval to the shareholders no later than five years after the initial approval or earlier if the performance goals are materially amended. For purposes of Section 162(m) of the Code, the material terms of the AIP include:

•	Eligibility—the employees eligible to receive compensation;

•	Maximum Award—the maximum amount of compensation that can be paid to an employee under the AIP; and

•	Performance Goals—a description of the criteria on which the performance goal will be based.

Shareholder approval of the amended and restated AIP is intended to constitute approval of each of the material terms, which are discussed below.

Summary of the Amended and Restated Plan

The following is a summary of the principal features of the AIP as amended and restated. This summary is qualified in its entirety by reference to the full text of the amended and restated AIP, which is included in this Proxy Statement as ANNEX B as filed electronically with the SEC. Shareholders may request a copy of the AIP by sending a written request to HMS’s Corporate Secretary.

Eligibility. The AIP authorizes the Compensation Committee of the Board of Directors to select the individuals who are eligible to participate in the AIP for each Performance Period (as defined below). All executive officers of HMS, including the Chief Executive Officer, are among those eligible to participate. For fiscal 2016, all seven of our executive officers will participate in the AIP.

Maximum Award. The maximum dollar value of an award payable to a participant under the AIP in any 12-month period is $5,000,000. This limit is in addition to, and not in replacement of or counted into, the individual grant limit under the 2006 Stock Plan or any successor plan, including the 2016 Omnibus Plan if approved by our shareholders at the 2016 Annual Meeting.

Performance Period and Performance Goals. Under the AIP, the Compensation Committee will determine the fiscal year or other performance period that will be used for measuring actual performance (each a “Performance Period”). Within 90 days after the beginning of the Performance Period (or, if the Performance Period is less than 12 months, prior to the expiration of 25% of the Performance Period), the Compensation Committee will establish for each Performance Period, (i) the participants; provided, however, that the Compensation Committee may designate additional participants after that date if a person becomes eligible to participate in the AIP and (ii) the performance goals for determining the award for each participant during each Performance Period based on attainment of specified levels of one or any combination of performance criteria. Performance goals will be based on one or more of the following business and financial criteria:

•	net sales;	•	economic value-added models or equivalent metrics;
•	revenue;	•	comparisons with various stock market indices;
•	revenue growth or product revenue growth;	•	reductions in costs;
•	operating income (before or after taxes);	•	cash flow or cash flow per share (before or after dividends);
•	pre- or after-tax income (before or after allocation of corporate overhead and bonus);	•	return on capital (including return on total capital or return on invested capital);
•	earnings per share;	•	cash flow return on investment;
•	net income (before or after taxes);	•	improvement in or attainment of expense levels or working capital
•	return on equity;		levels, including cash, and accounts receivable;
•	total shareholder return;	•	operating margin;
•	return on assets or net assets;	•	gross margin;
•	appreciation in and/or maintenance of the price of the shares or any	•	year-end cash;
	other publicly-traded securities of HMS;	•	cash margin;
•	market share;	•	debt reduction;
•	gross profits;	•	shareholders’ equity;
•	earnings (including earnings or losses before taxes, before interest	•	operating efficiencies; and
	and taxes, or before interest, taxes, depreciation and amortization);	•	client growth.

The criteria will be measured under “GAAP” as applicable or as otherwise adjusted and reported by HMS as non-GAAP measures. The Compensation Committee may exclude, under the terms of the awards, the impact of an event or occurrence that it determines should appropriately be included or excluded because it involves (i) restructurings, discontinued operations, or items that are unusual in nature or infrequently occurring, (ii) the cumulative effects of tax or accounting changes in accordance with GAAP or (iii) foreign exchange gains and losses. Performance goals may be based solely by reference to performance of HMS or its affiliate, division, business segment or business unit, or based upon relative performance of other companies or comparisons of performance indicators relative to other companies.

Additional Plan Features

•	Administration. The AIP will be administered by the Compensation Committee (or a subcommittee thereof), which consists of at least two directors, each of whom are “outside directors” within the meaning of Section 162(m) of the Code. The Compensation Committee will interpret and determine all questions relating to the AIP and take any action it deems necessary or advisable for its proper administration. Subject to the terms of the AIP, the Compensation Committee has the sole discretion to determine the amounts, terms and conditions of each award. All decisions of the Compensation Committee shall be final, conclusive and binding on HMS, AIP participants and any person who claims a benefit or right to an award under the AIP.

•	Payment of Awards. At the end of each Performance Period, the Compensation Committee will determine the extent to which the performance goals for participants were achieved and the actual award (if any) for each participant based on the level of actual performance achieved, and certify in writing the amount to be paid. However, the Compensation Committee retains discretion to eliminate or reduce the actual award payable to any participant below that which otherwise would be payable based on attainment of the performance goals for the Performance Period. The Compensation Committee may not waive achievement of performance goals, except in the case of death or disability of a participant or a change in control of HMS. Awards under the AIP will be payable in cash unless the Compensation Committee in its discretion decides to make payment in the form of a stock-based award to the extent permissible under the under the 2006 Stock Plan or any successor plan, including the 2016 Omnibus Plan, if approved by our shareholders at the 2016 Annual Meeting. Payment to each participant shall be made no later than the fifteenth day of the third month following the end of the fiscal year of HMS in which the applicable Performance Period ends, unless payment is deferred pursuant to a plan or arrangement satisfying the requirements of Section 409A of the Code.

•	Amendment and Termination. The Board of Directors may amend or terminate the AIP at any time, subject to any requirement for shareholder approval imposed by applicable law, including Section 162(m) of the Code, or by NASDAQ (or such other principal securities market on which HMS’s securities are listed or qualified for trading). No amendment or termination may materially impair the rights of a participant under the terms of an award previously made to the participant without the participant’s consent.

•	Recoupment. Awards will be subject to deduction, forfeiture, recoupment or similar requirement in accordance with any clawback policy that may be implemented by HMS from time to time, including such policies that may be implemented after the date an award is granted, pursuant to the listing standards of any national securities exchange or association on which HMS’s securities are listed or as is otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act or other applicable law, or other agreement or arrangement with a participant.

•	Federal Income Tax Consequences. Participants will realize ordinary income equal to the amount of any cash award paid to them in the year it is received. Generally, HMS will be entitled to a deduction for the amount of ordinary income realized by each participant.

Plan Benefits

For 2015, short-term cash incentive awards under the AIP were provided to each of the current executive officers, including the named executive officers, as participants under the AIP for the 2015 fiscal Performance Period. The total aggregate dollar value of the awards that were paid to all AIP participants for 2015 was approximately $1.97 million. The portion of these awards that were paid to HMS’s named executive officers are provided in the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table on page 52 and described under “Compensation Discussion and Analysis” beginning on page 30 of this Proxy Statement.

For the fiscal 2016 Performance Period, the Compensation Committee selected EBITDA as the performance goal. The actual amounts to be paid under the AIP with respect to 2016 annual short-term cash incentive awards is dependent upon HMS’s performance for the fiscal year and subject to negative discretion of the Compensation Committee. As a result, future actual awards under the AIP cannot be determined at this time. The table set forth below shows the amount that would be payable to the named executive officers, all who are participants under the AIP, as amended and restated, for the fiscal 2016 Performance Period based on their current base salary levels and current target annual incentive opportunities at the threshold, target and maximum opportunity levels assuming attainment of the 2016 performance goal. There are no threshold amounts and the maximum award that any individual participant can receive is the maximum payout under the AIP (currently $2 million). No directors or other employees, other than executive officers, were selected as participants under the AIP for fiscal 2016.

	Threshold ($)	Target ($)	Maximum ($)
Name
William C. Lucia, Chairman, President and CEO	-	650,000	2,000,000
Jeffrey S. Sherman, EVP, Chief Financial Officer and Treasurer	-	334,750	2,000,000
Semone Neuman, EVP, Operations	-	325,000	2,000,000
Cynthia Nustad, EVP and Chief Information Officer	-	284,538	2,000,000
Douglas M. Williams, Division President, Markets	-	325,000	2,000,000

Vote Required and Consequences of Vote

The affirmative vote of a majority of the votes cast at the 2016 Annual Meeting is required to re-approve the Annual Incentive Compensation Plan as amended and restated. If our shareholders do not approve the Amended and Restated AIP, no further awards will be granted under the AIP after the 2016 Annual Meeting. Absent shareholder approval, HMS will be required to re-evaluate its compensation structure and may find it necessary to adopt other bonus programs or provide for discretionary bonuses that may not be fully deductible under Section 162(m) of the Code.

The Board of Directors recommends a vote “FOR” the proposal to re-approve the Annual Incentive Compensation Plan as amended and restated.

PROPOSAL FOUR: APPROVAL OF THE 2016 OMNIBUS INCENTIVE PLAN

In April 2016, our Board of Directors voted unanimously to approve and to recommend to our shareholders that they approve the 2016 Omnibus Incentive Plan, or the 2016 Omnibus Plan. Upon shareholder approval, the 2016 Omnibus Plan will replace and supersede the Fourth Amended and Restated 2006 Stock Plan (as further amended, the “2006 Stock Plan”) and the HDI Holdings, Inc. Amended 2011 Stock Option and Stock Issuance Plan (the “HDI 2011 Stock Plan”).

Rationale for the 2016 Omnibus Plan

The Compensation Committee of the Board of Directors reviewed our 2006 Stock Plan as currently constituted. Based on this review, the Compensation Committee determined that additional shares are necessary under our equity plan to enable the Compensation Committee to provide future grants of stock options and other stock-based awards to our employees and non-employee directors.

As of February 29, 2016 (which is the date referenced in the 2016 Omnibus Plan for purposes of determining the share reserve amount), awards covering 13,488,267 shares of common stock had been granted under the 2006 Stock Plan to employees and non-employee directors, and approximately 3,463,998 shares remained available for future grants under the 2006 Stock Plan. In addition, as of February 29, 2016, approximately 366,806 shares of common stock remained available for future grants under the HDI 2011 Stock Plan.

The 8,800,000 shares of common stock (which is inclusive of, and not in addition to, the 3,830,804 shares available for grant under the 2006 Stock Plan and the HDI 2011 Stock Plan) that would be authorized to be issued under the 2016 Omnibus Plan represent approximately 10.48% of the shares of common stock outstanding on February 29, 2016. Based on present and projected rates of grant, we expect this number to be sufficient for approximately three years, absent some need to provide incentives in light of unexpected management turnover.

As of February 29, 2016, an aggregate of 5,006,308 stock options were outstanding under all of HMS’s stock incentive plans (i.e., the 2006 Stock Plan and the HDI 2011 Stock Plan). The weighted average exercise price of these options is $14.16 per share, and they have a weighted average term during which they may be exercised of 5.28 years. In addition, as of February 29, 2016, an aggregate of 1,101,302 restricted stock units were outstanding under all of the Company’s stock incentive plans. If the 2016 Omnibus Plan is approved at the 2016 Annual Meeting, no further awards will be granted under either the 2006 Stock Plan or the HDI 2011 Stock Plan.

The Board of Directors believes that the adoption of the 2016 Omnibus Plan is necessary in order to allow HMS to continue to attract, retain and motivate employees, to utilize equity awards, including performance awards, and to further align the interests of our employees and non-employee directors with those of our shareholders. The Board is also requesting shareholder approval of the material terms of the 2016 Omnibus Plan, including performance measures and maximum individual limits, in order for awards under the 2016 Omnibus Plan that are intended to constitute performance-based compensation under Section 162(m) of the Code to be treated as tax-deductible.

The 2016 Omnibus Plan contains key features to protect the interests of our shareholders, which include the following:

•	No Evergreen Share Increases: There is no annual increase in the number of shares available for issuance under the 2016 Omnibus Plan.

•	No Liberal Share Recycling of Options or Stock Appreciation Rights: The 2016 Omnibus Plan does not allow, with respect to options and stock appreciation rights, the reuse of shares withheld or delivered to satisfy the exercise price or tax obligations.

•	Individual Participant Limits: Limitations apply to the number of awards an individual participant may receive in a given fiscal year under the 2016 Omnibus Plan.

•	No Discount Options or Stock Appreciation Rights: The exercise price of options and stock appreciation rights must equal at least 100% of the fair market value of the underlying common shares on the date of grant, except in the case of substitute awards granted to employees of an acquired company.

•	Double-trigger vesting upon a Change in Control; No “liberal” Change in Control definition. Awards granted under the 2016 Omnibus Plan are subject to double-trigger vesting provisions upon a change in control. This means that rather than vesting automatically upon a change in control, such awards will be subject to accelerated vesting only in the event of a qualifying termination following a change in control or in the event the acquiring company does not assume the award. The change in control definition in the 2016 Omnibus Plan is not “liberal” and, for example, would not occur merely upon shareholder approval of a transaction. A change in control must actually occur in order for the change in control provisions in the 2016 Omnibus Plan to be triggered.

•	No Repricing: Except in connection with equitable adjustments or upon a change in control, we are not permitted to reduce the exercise price, reprice or provide cash payment for underwater stock options or stock appreciation rights without shareholder approval.

Immediately following this proposal is a summary of the material provisions of the 2016 Omnibus Plan. This description is qualified in its entirety by the full text of the 2016 Omnibus Plan, which is included as ANNEX C to this Proxy Statement as filed electronically with the SEC. Shareholders may request a copy of the 2016 Omnibus Plan by sending a written request to our Corporate Secretary.

Implementing the 2016 Omnibus Plan

If this proposal is approved at the 2016 Annual Meeting, the 2016 Omnibus Plan, in the form attached hereto as ANNEX C, will become effective and will supersede and replace the 2006 Stock Plan and the HDI 2011 Stock Plan. If the proposal is not approved at the 2016 Annual Meeting, then the 2006 Stock Plan and the HDI 2011 Stock Plan will continue as currently in effect.

Vote Required

The affirmative vote of a majority of the votes cast at the 2016 Annual Meeting is required to approve the 2016 Omnibus Plan.

The Board of Directors recommends a vote “FOR” the proposal to approve the 2016 Omnibus Incentive Plan.

Summary of the 2016 Omnibus Plan

Defined Terms	All terms used in this summary and not otherwise defined herein shall have the meanings ascribed to them in the 2016 Omnibus Plan, included as ANNEX C to this Proxy Statement.
Plan Term	The 2016 Omnibus Plan will currently expire on June 23, 2026. However, the 2016 Omnibus Plan may be terminated earlier by the Board.
Eligibility for Grants

All employees of HMS and its affiliates, as well as HMS’s non-employee directors, are eligible to participate in the 2016 Omnibus Plan and are referred to as Participants. As of April 15, 2016, there were 2,267 employees and 9 non-employee directors eligible to participate in the 2016 Omnibus Plan.

Awards Available

•      Incentive and Nonqualified Stock Options (Options);

•      Stock Appreciation Rights (SARs);

•      Restricted Stock Awards and Restricted Stock Unit Awards;

•      Performance Shares and Performance Units (Performance Awards); and

•      Other Share-Based Awards.

Shares Authorized

8,800,000 Shares, less one Share for every Share subject to an Option or SAR granted under the 2006 Stock Plan or the HDI 2011 Stock Plan after February 29, 2016, and 1.7 Shares for every one Share subject to Awards other than Options and SARs granted under the 2006 Stock Plan and the HDI 2011 Stock Plan after February 29, 2016.  Authorized Shares are counted and subject to adjustments, as described below.

Share Counting Method

•       Stock Options and SARs count as one share.

•      Restricted Stock Awards, Restricted Stock Unit Awards, Performance Shares and Other Share-Based Awards count as 1.7 shares.

•      The following shares shall not be added to the number of shares authorized: shares tendered or withheld in payment of the exercise price of an Option; shares withheld to satisfy tax withholding obligations with respect to Options and SARs; shares subject to SARs that are not issued in connection with its stock settlement on exercise thereof; and shares reacquired by HMS on the open market (or otherwise) using the cash proceeds of Option exercises.

•      All shares covered by a stock-settled SAR, proportionate to the extent exercised, are counted against the number of shares authorized, not just the net shares issued upon exercise.

•      Shares not purchased or awarded under a terminated, lapsed or forfeited Award and shares not issued under an Award that is settled in cash may be used for further Awards under the 2016 Omnibus Plan; the shares will be added back for each such share as one share if they were subject to an Option or a SAR, and as 1.7 shares if they were subject to a Restricted Stock Award, Restricted Stock Unit Award, Performance Share or Other Share-Based Award.

•      Shares withheld to satisfy tax withholding obligations other than with respect to Awards other than Options and SARs will be added back as 1.7 shares for each share tendered or withheld.

•      The add backs contemplated under the immediately preceding two bullets shall also apply to 2006 Stock Plan and the HDI 2011 Stock Plan awards that are outstanding after February 29, 2016.

•      Substitute awards issued in connection with acquiring other companies shall neither increase nor decrease the shares authorized under the 2016 Omnibus Plan.

Individual Limitations

The following limits will apply to awards of the specified type granted to any one Participant in any single fiscal year:

(x) Appreciation Awards – Options and Stock Appreciation Rights: 1,500,000 shares;

(y) Full Value Awards – Restricted Stock Award, Restricted Stock Unit Award, Performance Shares, Dividend Equivalents: 1,000,000 shares; and

(z) Cash Awards – Performance Units: $5,000,000.

In applying the foregoing limits, (a) all Awards of the specified type granted to the same Participant in the same fiscal year will be aggregated and made subject to the applicable limit; (b) the limits applicable to Options and Stock Appreciation Rights refer to the number of Shares subject to those Awards; (c) the Share limit under clause (y) refers to the maximum number of Shares that may be delivered under an Award or Awards of the type specified in clause (y) assuming a maximum payout; (d) the dollar limit under clause (z) refers to the maximum dollar amount payable under an Award or Awards of the type specified in clause (z) assuming a maximum payout, and (e) the respective limits for Awards of the type specified in clause (y) and clause (z) are only applicable to Awards that are intended to comply with the performance-based exception under Section 162(m) of the Code. The limit specified for Cash Awards is in addition to, and not in replacement of or counted into, the dollar value limit on awards made to any participant in a 12-month period under the AIP, as may be amended from time to time.

Non-Employee Director Awards

The maximum number of Shares subject to Awards granted during a single fiscal year to any non-employee Director, taken together with any cash fees paid to such non-employee Director during the fiscal year, shall not exceed $500,000 in total value (calculating the value of any such Awards based on the grant date fair value of such Awards for financial reporting purposes). The Compensation Committee may make exceptions to this limit for a non-executive chair of the Board or, in extraordinary circumstances, for other individual non-employee directors, as the Committee may determine in its discretion, provided that the non-employee director receiving such additional compensation may not participate in the decision to award such compensation.

Repricing Prohibited

Unless approved by our shareholders or otherwise specifically provided under the 2016 Omnibus Plan, HMS may not, with respect to any outstanding Option or SAR granted take any of the following actions:

•     amend the Option or SAR to provide an exercise or measurement price per share that is lower than the then-current exercise or measurement price per share;

•     cancel the Option or SAR and grant in substitution new Awards under the 2016 Omnibus Plan covering the same or a different number of shares having an exercise or measurement price per share that is lower than the then-current exercise price or measurement price per share of the cancelled Option or SAR;

•     cancel for cash any Options or SARs that have exercise or measurement prices per share above the then-current fair market value; or,

•     take any other action that constitutes “repricing” within the meaning of the NASDAQ Marketplace Rules.

Special Provisions for Options
Number granted	As determined by the Compensation Committee.
Exercise Price

Not less than fair market value of a share of stock on grant date (other than in the case of Substitute Awards).

•      The fair market value is closing price of our common stock as reported on the NASDAQ Global Select Market on the grant date, provided that the 2016 Omnibus Plan also permits the use of other times of day to the extent appropriate because of exchange or market procedures or the use of weighted averages either on a daily basis or such longer period as complies with Section 409A of the Code.

Vesting and Exercise Periods

As determined by the Compensation Committee. However:

•      If a participant’s employment or Board service is terminated for gross misconduct, as determined by HMS, all rights under the Option expire immediately.

•      The term of Options generally may not exceed ten years, except at the discretion of the Compensation Committee for a limited period following the lifting of a black-out period or lock-up agreement.

Limits on Incentive Stock Options (ISOs)

In general, ISOs must satisfy requirements prescribed by the Code to qualify for special tax treatment. Therefore, among other requirements,

•      No employee may receive a grant of ISOs for stock that would have an aggregate fair market value in excess of $100,000 (or such other amount as the Internal Revenue Service may decide from time to time), determined when the ISO is granted, that would be exercisable for the first time during any calendar year.

•      If any grant is made in excess of the limits provided in the Code, the grant automatically becomes a Nonqualified Stock Option.

Dividends/Dividend Equivalents	Dividends and dividend equivalents may not be paid on Options.

Special Provisions for SARs

SARs may be paid in shares, cash or a combination of shares and cash, as determined by the Compensation Committee.

Upon exercise of a SAR, the SAR grantee will receive an amount equal to the excess of the fair market value of the shares on the date the election to surrender is received by HMS, over the fair market value of the shares on the date of grant multiplied by the number of shares covered by the grant of the SAR.

Number granted	Determined by the Compensation Committee.
Dividends and Dividend Equivalents	Dividends and dividend equivalents may not be paid on SARs.

Vesting and Exercise Periods

As determined by the Compensation Committee. However, the term of SARs generally may not exceed ten years, except at the discretion of the Compensation Committee for a limited period following the lifting of a black-out period or lock-up agreement.

Special Provisions for Restricted Stock Awards and Restricted Stock Unit Awards

Restricted Stock Awards: actual shares of common stock may be granted subject to the terms and conditions as the Compensation Committee prescribes.

Restricted Stock Unit Awards: units valued by reference to shares of common stock may be granted subject to the terms and conditions as the Compensation Committee prescribes.

Number granted	As determined by the Compensation Committee.

Employment or Board membership required

Grantees generally must remain employed or serve as Board members during a period designated by the Compensation Committee (the Restricted Period) to vest in or receive the shares, cash or combination thereof under the Restricted Stock Award or Restricted Stock Unit Award.

If employment or Board membership ends before the Restricted Period ends, the Restricted Stock Award or Restricted Stock Unit Award will terminate.

However, the Compensation Committee may, at the time of the grant, provide for the employment or Board membership restriction to lapse with respect to a portion or portions of the Restricted Stock Award or Restricted Stock Unit Award at different times during the Restricted Period. The Compensation Committee may, in its discretion, also provide for complete or partial exceptions to the employment or Board membership restriction as it deems equitable.

Lapse of Restrictions	All restrictions imposed under the Restricted Stock Award or Restricted Stock Unit Award lapse upon the expiration of the Restricted Period if the conditions described above have been met.
Form of Grant

Restricted Stock Awards are shares of common stock. Restricted Stock Unit Awards are units valued by reference to shares of common stock.

Restricted Stock Awards will be settled in shares of common stock. Payouts of Restricted Stock Unit Awards may be in the form of shares of common stock, cash or any combination of shares and cash as determined by the Compensation Committee.

Dividends and Dividend Equivalents	Restricted Stock Awards will accrue cash dividends and Restricted Stock Unit Awards may accrue dividend equivalents, with payment in each case subject to the vesting of the underlying awards.
Special Provisions for Performance Awards

The Compensation Committee will determine the period for which a Performance Award is made, which is referred to as the Award Period, and the Performance Goals. Recipients of Performance Awards must remain employees throughout the Award Period.

Number granted	As determined by the Compensation Committee.
Performance Goals

May include any or a combination of the following: net sales; revenue; revenue growth or product revenue growth; operating income (before or after taxes); pre- or after-tax income (before or after allocation of corporate overhead and bonus); earnings per share; net income (before or after taxes); return on equity; total shareholder return; return on assets or net assets; appreciation in and/or maintenance of the price of the shares or any other publicly-traded securities of HMS; market share; gross profits; earnings (including earnings or losses before taxes, before interest and taxes, or before interest, taxes, depreciation and amortization); economic value-added models or equivalent metrics; comparisons with various stock market indices; reductions in costs; cash flow or cash flow per share (before or after dividends); return on capital (including return on total capital or return on invested capital); cash flow return on investment; improvement in or attainment of expense levels or working capital levels, including cash, and accounts receivable; operating margin; gross margin; year-end cash; cash margin; debt reduction; shareholders equity; operating efficiencies; and, client growth. Performance Goals that are financial metrics, may be determined in accordance with GAAP or may be adjusted when established to include or exclude any items otherwise includable or excludable under GAAP.

For a Performance Award or any other Award not intended to constitute “performance-based compensation” under Section 162(m) of the Code, measures may include any other financial or other measurement established by the Compensation Committee.

For any Performance Award intended to constitute “performance-based compensation” under Section 162(m) of the Code, revisions to the respective performance goals must be set forth in the related Award Agreement within the time period required by Section 162(m) of the Code.

Performance Share Award Payouts

The Compensation Committee will establish the method of calculating the amount of payment to be made under a Performance Award if Performance Goals are met, including any maximum payment.

After the completion of an Award Period, the relevant performance will be measured against the Performance Goals, and the Compensation Committee will determine whether all, none or a portion of Performance Award is paid.

The Compensation Committee may elect to make payment in shares, cash or a combination of cash and shares.

Dividends/Dividend Equivalents

The Compensation Committee may at the time of the grant, provide that any dividends declared during the Award Period, which would have been paid had the shares underlying the Performance Award been owned by the grantee, be (i) paid to the extent that the Performance Award is earned, (ii) accumulated and used to increase the number of shares underlying the Performance Award or (iii) not paid or accumulated. In no event will dividends or dividend equivalents be paid on unearned Performance Awards.

Other Share-Based Awards	Actual shares of common stock or phantom shares of common stock may be granted in the amounts and on the terms and conditions as the Compensation Committee determines and subject to the limitations on vesting described above for restricted stock awards.

Other Information

Administration of the 2016 Omnibus Plan. The 2016 Omnibus Plan is administered by the Compensation Committee of our Board of Directors. To the extent permitted by law, the Compensation Committee may delegate certain of its authority in accordance with the 2016 Omnibus Plan, except in the case of Awards intended to be qualified under Section 162(m) of the Code or Rule 16b-3 of the Exchange Act. The Compensation Committee has the authority to, among other things, determine eligibility for and grant awards; determine, modify or waive the terms and conditions of any award; and prescribe forms, rules and procedures for awards. Determinations of the Compensation Committee under the 2016 Omnibus Plan will be conclusive and bind all parties.

Change in Control. Unless provided otherwise in the terms of a particular Award, in the event a Participant is involuntarily terminated without cause within 24 months following a change in control of HMS (as defined in the 2016 Omnibus Plan), Options and SARs will become fully vested and immediately exercisable, Restricted Stock Awards and Restricted Stock Unit Awards will immediately vest and become free of restrictions, all Performance Awards will be considered to be earned and payable in full, based on the applicable performance criteria or, if not determinable, at the target level and any deferral or other restriction will lapse and the Performance Awards will be immediately settled or distributed, and the restrictions and other conditions applicable to other Awards shall lapse, and such Awards will become fully vested and transferable, to the extent of the original grant.

Unless provided otherwise in the terms of a particular Award, in the event the successor company does not assume or substitute an Award, then immediately prior to the change in control of HMS, Options and SARs will become fully vested and immediately exercisable, Restricted Stock Awards and Restricted Stock Unit Awards will immediately vest and become free of restrictions, any Other Share-Based Awards or such other Awards shall become fully vested and become free of restrictions, and all Performance Awards will be considered to be fully earned at the target amount as of the date of the change in control.

Notwithstanding any other provision of the 2016 Omnibus Plan, in the event of a change in control, the Compensation Committee or Board may provide that each Option or SAR shall be cancelled in exchange for a cash payment in an amount equal to the amount by which the price paid to our shareholder in the change in control transaction exceeds the exercise price of the Option or SAR multiplied by the number of shares granted thereunder.

Adjustments

In the event of a stock dividend, stock split or combination of shares, (including a reverse stock split), recapitalization or other change in our capital structure, the Compensation Committee will make appropriate adjustments to: the maximum number of shares that may be delivered under the 2016 Omnibus Plan; the individual award maximums and maximum share limits described in the 2016 Omnibus Plan; the number and exercise price of outstanding Stock Options and SARs; and the number and kind of shares subject to other awards granted under the 2016 Omnibus Plan.

Plan Amendment and Termination

The Board may amend, suspend or terminate the 2016 Omnibus Plan or any portion thereof at any time provided that (i) to the extent required by Section 162(m) of the Code, no Award granted to a Participant that is intended to comply with Section 162(m) of the Code after the date of such amendment shall become exercisable, realizable or vested, as applicable, until such amendment has been approved by HMS’s shareholders, (ii) no amendment that would require shareholder approval under NASDAQ Marketplace Rules may be made effective until so approved by HMS’s shareholders and (iii) if NASDAQ amends its corporate governance rules so that such rules no longer require shareholder approval of material amendments to equity compensation plans, then, from and after the effective date of such amendment to the NASDAQ Marketplace Rules, no amendment to the 2016 Omnibus Plan that materially increases the number of authorized shares under the 2016 Omnibus Plan (except as permitted by the 2016 Omnibus Plan), expands the types of Awards that may be granted thereunder, or materially expands the class of eligible Participants shall be effective, until HMS’s shareholders approve such amendment. In addition, if at any time the approval of HMS’s shareholders is required as to any other modification or amendment of ISOs under the Code, the Board may not effect such modification or amendment without such approval. Unless otherwise specified in the amendment, any amendment to the 2016 Omnibus Plan shall apply to, and be binding on the holders of, all outstanding Awards at the time the amendment is adopted, provided the Board determines that such amendment, taking into account any related action, does not materially and adversely affect the rights of Participants under the 2016 Omnibus Plan.

Non-transferability of Awards

No Award under the 2016 Omnibus Plan is transferable other than by will or by the laws of descent and distribution, except that the Compensation Committee may permit transfers of Options (other than ISOs) solely as gifts during the grantee’s lifetime, to members of the Participant’s immediate family (i.e., spouse, parent, child, stepchild, grandchild and their spouses) or to trusts, family partnerships or similar entities for the benefit of immediate family members.

Federal Income Tax Consequences

The United States federal income tax consequences that will arise with respect to participation in the 2016 Omnibus Plan and with respect to the sale of common stock acquired under the 2016 Omnibus Plan are summarized in the following discussion. This summary is based on the tax laws in effect as of the date of this Proxy Statement. In addition, this summary assumes that all awards are exempt from, or comply with, the rules under Section 409A of the Code regarding nonqualified deferred compensation. The summary deals with general tax principles applicable to the 2016 Omnibus Plan and does not purport to be a complete description of the federal income tax consequences of awards made under the 2016 Omnibus Plan. The summary also does not cover federal employment tax or other federal tax consequences that may be associated with the 2016 Omnibus Plan, or state, local or non-U.S. taxes. Changes to these laws could alter the tax consequences described below.

Incentive Stock Options (ISOs). A Participant will not have income upon the grant of an ISO. Also, except as described below, a Participant will not have income upon exercise of an ISO if the Participant has been employed by HMS or its corporate parent or 50% or more-owned corporate subsidiary at all times beginning with the option grant date and ending three months before the date the Participant exercises the option. If the Participant has not been so employed during that time, then the Participant will be taxed as described below under “Nonqualified Stock Options.” The exercise of an ISO may subject the Participant to the alternative minimum tax.

A Participant will have income upon the sale of the stock acquired under an ISO at a profit (if sales proceeds exceed the exercise price). The type of income will depend on when the Participant sells the stock. If a Participant sells the stock more than two years after the option was granted and more than one year after the option was exercised, then all of the profit will be long-term capital gain. If a Participant sells the stock prior to satisfying these waiting periods, then the Participant will have engaged in a disqualifying disposition and a portion of the profit will be ordinary income and a portion may be capital gain. This capital gain will be long-term if the Participant has held the stock for more than one year and otherwise will be short-term. If a Participant sells the stock at a loss (sales proceeds are less than the exercise price), then the loss will be a capital loss. This capital loss will be long-term if the Participant held the stock for more than one year and otherwise will be short-term.

Nonqualified Stock Options (NSOs). A Participant will not have income upon the grant of a NSO. A Participant will have compensation income upon the exercise of a NSO equal to the value of the stock on the day the Participant exercised the option less the exercise price. Upon sale of the stock, the Participant will have capital gain or loss equal to the difference between the sales proceeds and the value of the stock on the day the option was exercised. This capital gain or loss will be long-term if the Participant has held the stock for more than one year and otherwise will be short-term.

Restricted Stock. A Participant will not have income upon the grant of restricted stock unless an election under Section 83(b) of the Code is made within 30 days of the date of grant. If a timely 83(b) election is made, then a Participant will have compensation income equal to the value of the stock on the date of grant less the purchase price. When the stock is sold, the Participant will have capital gain or loss equal to the difference between the sales proceeds and the value of the stock on the date of grant. If the Participant does not make an 83(b) election, then when the stock vests the Participant will have compensation income equal to the value of the stock on the vesting date less the purchase price. When the stock is sold, the Participant will have capital gain or loss equal to the sales proceeds less the value of the stock on the vesting date. Any capital gain or loss will be long-term if the Participant held the stock for more than one year and otherwise will be short-term.

Restricted Stock Units. A Participant will not have income upon the grant of a restricted stock unit award. A Participant is not permitted to make a Section 83(b) election with respect to a restricted stock unit award. When the restricted stock unit vests, the Participant will have income on the date payment is made or shares are issued under the restricted stock unit in an amount equal to the fair market value of the stock on such date (or the amount of the cash paid). When the stock, if any, is sold, the Participant will have capital gain or loss equal to the sales proceeds less the value of the stock already taken into income. Any capital gain or loss will be long-term if the Participant held the stock for more than one year and otherwise will be short-term.

Awards That Are Settled in Cash or in Shares That Are Not Subject to a Substantial Risk of Forfeiture. With respect to other awards that are settled either in cash or in shares that are not subject to a substantial risk of forfeiture, the Participant will recognize ordinary income equal to the excess of (a) the cash or the fair market value of any shares received (determined as of the date of settlement) over (b) the amount, if any, paid for the shares by the Participant.

Tax Consequences to Us. There will be no tax consequences to us except that we will be entitled to a deduction when a Participant has compensation income. Any such deduction will be subject to the limitations of Section 162(m) of the Code.

Stock Price

On April 15, 2016, the closing price of our common stock on the NASDAQ Global Select Market was $14.30.

New Plan Benefits

The benefits and amounts that may be received in the future by persons eligible to participate in the 2016 Omnibus Plan are not currently determinable because the granting of awards under the 2016 Omnibus Plan is subject to the discretion of the Compensation Committee.

Equity Compensation Plan Information

The following table summarizes information about our equity compensation plans as of December 31, 2015. The table does not reflect any amounts under the 2016 Omnibus Plan to be approved at the 2016 Annual Meeting.

	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Plan Category	(a)	(b)	(c)
Equity compensation plans approved by shareholders (1)	6,107,107	$14.05	3,413,500
HDI plans not approved by shareholders (2)	77,128	$20.14	366,806
Total	6,184,235

 ______________________

(1)	This includes stock options to purchase common stock granted under the 2006 Stock Plan and restricted stock awards and restricted stock units granted under the 2006 Stock Plan.

(2)	Includes stock options to purchase common stock granted under the HDI 2011 Stock Plan, which was assumed in connection with our acquisition of HDI and approved by the Compensation Committee of our Board of Directors.

As of February 29, 2016, an aggregate of 5,006,308 stock options were outstanding under all of HMS’s stock incentive plans (i.e., the 2006 Stock Plan and the HDI 2011 Stock Plan). The weighted average exercise price of these options is $14.16 per share, and they have a weighted average term during which they may be exercised of 5.28 years. An aggregate of 1,101,302 restricted stock units were outstanding as of February 29, 2016 under all of the HMS’s stock incentive plans. In addition, as of February 29, 2016, an aggregate of 3,830,804 shares were available for grant under the 2006 Stock Plan and the HDI 2011 Stock Plan. If the 2016 Omnibus Plan is approved at the 2016 Annual Meeting, no further awards will be granted under either the 2006 Stock Plan or the HDI 2011 Stock Plan.

PROPOSAL FIVE: RATIFICATION OF THE SELECTION OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has selected KPMG LLP (“KPMG”) as our independent registered public accounting firm to audit our consolidated financial statements for the fiscal year ending December 31, 2016, and has recommended to the Board of Directors that such selection be submitted to our shareholders for ratification. KPMG has audited our consolidated financial statements and the financial statements of our predecessor since 1981. The Audit Committee conducts a comprehensive annual review of KPMG’s qualifications, performance and independence in determining whether to retain KPMG. The Audit Committee considers a number of factors, including, the terms and scope of the audit engagement, the proposed plan of work to be performed, the quality and efficiency of the audit services provided, the auditor’s internal independence process, the system of audit quality control in place, and the appropriateness of proposed fees for audit and non-audit services to be provided. In addition to retaining KPMG to audit our financial statements, from time to time, we engage KPMG to perform other services. The aggregate fees billed by KPMG for the services rendered during the past two fiscal years are set forth in the table below.

Based on its annual review, the Audit Committee believes that the retention of KPMG as our independent registered public accounting firm is in the best interests of HMS and its shareholders. Although shareholder ratification of the selection of KPMG is not required by law, we believe that it is advisable to give shareholders an opportunity to ratify this selection as a matter of good corporate governance. If this proposal is not approved at the 2016 Annual Meeting, the Audit Committee may reconsider its selection of KPMG. Audit representatives of KPMG are expected to attend the 2016 Annual Meeting, where they will be available to respond to appropriate questions from shareholders, and make a statement, if they desire.

Audit and Non-Audit Fees

Type of Fee	2015 ($)	2014 ($)
Audit Fees(1)	945,000	940,000
Audit-Related Fees(2)	-	-
Tax Fees(3)	320,000	118,002
All Other Fees(4)	-	-
Total Fees for Services Provided(5)	1,265,000	1,058,002

(1)	Audit fees consist of fees for professional services rendered for the audit of our consolidated financial statements, review of interim financial statements and services normally provided by the independent registered public accounting firm in connection with regulatory filings, including registration statements.

(2)	Audit-related fees may consist of fees for audits of benefit plans and due diligence related to mergers and acquisitions. KPMG did not perform any audit-related services during fiscal years 2014 and 2015.

(3)	Tax fees consist of fees for permissible tax services, including tax compliance, tax analysis and tax implementation provided during the ordinary course of operations.

(4)	All other fees consist of services not included in the categories above. KPMG did not perform any other services during fiscal years 2014 and 2015.

(5)	All fees set forth in the table were pre-approved by the Audit Committee.

Audit Committee Pre-Approval Policies and Procedures

In accordance with its Charter, the Audit Committee pre-approves all audit and permissible non-audit services provided by our independent registered public accounting firm. Prior to the annual engagement of our independent registered public accounting firm, the Audit Committee pre-approves the particular service or category of services to be provided and their estimated fee. During the year, circumstances may arise when it may become necessary to engage the independent registered public accounting firm for additional services. In such circumstances, our senior management seeks approval of the non-audit services that it recommends the Audit Committee engage the independent registered public accounting firm to provide for the fiscal year. A budget, estimating the specific non-audit service spending for the fiscal year, is provided to the Audit Committee along with the request. The Audit Committee will be regularly informed of the non-audit services actually provided by the independent auditor pursuant to this pre-approval process. For each proposed service, the independent registered public accounting firm is required to provide detailed supporting documentation at the time of approval to permit the Audit Committee to make a determination whether the performance of such services would impair the auditor’s independence.

Vote Required

The affirmative vote of a majority of the votes cast at the 2016 Annual Meeting is required to ratify the selection of KPMG as our independent registered public accounting firm for the fiscal year ending December 31, 2016.

The Board of Directors recommends a vote “FOR” the proposal to ratify the selection of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2016.

AUDIT COMMITTEE REPORT

In accordance with its Charter, the Audit Committee of the Board of Directors of HMS Holdings Corp., among its other duties, assists the Board of Directors in fulfilling its responsibility for oversight of the quality and integrity of our accounting auditing, and financial reporting practices. The Audit Committee consists of four non-employee directors who meet the independence and financial literacy requirements of NASDAQ and the additional, heightened independence criteria applicable to members of the Audit Committee under SEC and NASDAQ Marketplace Rules. During 2015, the Audit Committee met nine times.

In discharging its oversight responsibility as to our financial reporting process, the Audit Committee reviewed and discussed our audited financial statements as of and for the fiscal year ended December 31, 2015 with management. Management has the responsibility for the preparation of our financial statements and HMS’s independent registered public accounting firm, KPMG, has the responsibility for the examination of those statements.

The Audit Committee discussed with KPMG the matters required to be discussed by the Auditing Standard No.16, Communications with Audit Committees, as adopted by the Public Company Accounting Oversight Board.

The Audit Committee has received from KPMG a formal written statement describing all relationships between KPMG and HMS that might bear on KPMG’s independence, as required by applicable requirements of the Public Company Accounting Oversight Board, and has discussed with KPMG any relationships that may impact its objectivity and independence. The Audit Committee has also considered whether the provision of non-audit services by KPMG is compatible with its independence. Based on the foregoing, the Audit Committee has concluded that KPMG is independent from HMS and its management.

Based on the above-mentioned review and discussions with management and KPMG, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report for the fiscal year ended December 31, 2015, for filing with the SEC.

By the Audit Committee of the Board of Directors of HMS Holdings Corp.

Ellen A. Rudnick, Chair
Robert Becker
Bart M. Schwartz
Cora M. Tellez

The information contained in the Audit Committee Report shall not be deemed to be “soliciting material” or to be “filed” with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporate it by reference in such filing.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following tables set forth information known to us with respect to the beneficial ownership of our common stock as of April 15, 2016 by (i) each of our directors and nominees for Class I director, (ii) Messrs. Lucia, Sherman and Williams and Mses. Neuman and Nustad, whom we refer to in this Proxy Statement as our named executive officers, (iii) all of our directors and current executive officers as a group and (iv) each person (or group of affiliated persons) known by us to be the beneficial owner of more than 5% of our common stock.

The tables are based upon information supplied to us by directors, executive officers and principal shareholders and filings under the Exchange Act. We have based our calculation of the percentage of beneficial ownership on 84,143,998 shares of our common stock outstanding as of April 15, 2016, unless otherwise noted. The beneficial ownership reported in the following tables is determined in accordance with the applicable rules of the SEC and does not necessarily indicate beneficial ownership for any other purpose. For purposes of the following tables, an entity or individual is considered the beneficial owner of shares of common stock if the shareholder has the right to acquire within 60 days of April 15, 2016 such common stock, and directly or indirectly has or shares voting power or investment power, as defined in the rules of the SEC, with respect to such shares.

Unless otherwise noted and subject to applicable community property laws, to our knowledge each shareholder named in the following table possesses sole voting and investment power over the shares listed. The address of each person listed in the table is c/o HMS Holdings Corp., 5615 High Point Drive, Irving, Texas 75038. To our knowledge, as of April 15, 2016, none of our officers or directors has pledged any of the shares that they respectively beneficially own as security.

Security Ownership of Management
Name of Beneficial Owner	Number of Outstanding Shares of Common Stock		Number of Shares Underlying Options Exercisable Within 60 Days (1)	Number of Shares Underlying Restricted Stock Units that will Vest Within 60 Days (2)	Percent of Class
Directors and Nominees for Class I Director (who are not Officers):
Robert Becker	-		1,675	1,675	*
Craig R. Callen	19,000		11,126	11,126	*
Robert M. Holster	199,975	(3)	40,510	31,210	*
William F. Miller	158,984	(4)	28,457	4,058	*
Ellen A. Rudnick	36,129		48,407	9,576	*
Bart M. Schwartz	17,327		19,157	18,120	*
Richard H. Stowe	45,000		48,407	38,732	*
Cora M. Tellez	580		13,810	24,888	*
Named Executive Officers:
William C. Lucia	322,083	(5)	564,087	-	1.0%
Semone Neuman	3,305		58,930	5,008	*
Cynthia Nustad	18,980		92,421	-	*
Jeffrey S. Sherman	17,707	(6)	67,233	5,008	*
Douglas Williams	12,282		62,658	5,008	*
All current directors and executive officers as a group (15 persons) (7)	865,307		1,116,263	154,409	2.5%

_________________________________

(*)	Less than 1% of outstanding shares

(1)	Includes the number of shares that could be purchased by exercise of options exercisable at April 15, 2016 or within 60 days thereafter under the 2006 Stock Plan. The amounts reported in this column are excluded from the amounts reported in the column “Number of Outstanding Shares of Common Stock.”

(2)	Includes the number of shares underlying restricted stock units that are not subject to outstanding performance conditions and vest within 60 days of April 15, 2016, whether or not deferred pursuant to HMS’s Director Deferred Compensation Plan. Restricted stock units do not have voting power and are payable solely in shares of HMS common stock. The amounts reported in this column are excluded from the amounts reported in the column “Number of Outstanding Shares of Common Stock.”

(3)	Includes 6,000 shares of common stock held by Mr. Holster’s spouse and 107,000 shares held in an irrevocable trust for the benefit of Mr. Holster’s children and grandchildren. Mr. Holster’s spouse is trustee of the trust. Mr. Holster disclaims beneficial ownership of the shares held by the trust.

(4)	Includes 9,000 shares of common stock held in trusts for the benefit of Mr. Miller’s family. Mr. Miller disclaims beneficial ownership of the shares of common stock held by the trusts.

(5)	Includes 322,083 shares of common stock held by the William C. Lucia Family Trust, a revocable trust for which Mr. Lucia serves as trustee.

(6)	Includes 10,760 shares of common stock held by a revocable family trust for the benefit of Mr. Sherman’s children and for which Mr. Sherman and his spouse serve as trustees.

(7)	Includes the named executive officers, the current directors and Mses. Bjorck and South.

Based on review of filings with the SEC and review of shareholders of record, the following entities hold more than 5% of our outstanding shares of common stock as of the date indicated on the respective filing.

Security Ownership of Certain Beneficial Owners
Name and Address of Beneficial Owner	Number of Outstanding Shares of Common Stock	Percent of Class
BlackRock, Inc.(1)	8,439,393	9.80%

Cornerstone Capital Management LLC(2)	4,485,420	5.20%

RS Investment Management Co. LLC(3)	7,901,228	9.19%

The Vanguard Group(4)	6,677,294	7.76%

(1)	Based solely on a Schedule 13G/A filed with the SEC on January 26, 2016. According to the Schedule 13G/A, BlackRock, Inc., in its capacity as a parent holding company or control person of subsidiaries that acquired the reported securities, has sole voting power over 8,232,998 shares and sole dispositive power over 8,439,393shares. The Schedule 13G/A was filed on BlackRock’s behalf and on behalf of its subsidiaries BlackRock Advisors, LLC; BlackRock Asset Management Canada Limited; BlackRock Asset Management Ireland Limited; BlackRock Fund Advisors; BlackRock Institutional Trust Company, N.A.; BlackRock International Limited; BlackRock Investment Management (Australia) Limited; BlackRock Investment Management (UK) Ltd and BlackRock Investment Management, LLC. BlackRock Fund Advisors beneficially owns 5% or greater of the outstanding shares of the class. BlackRock’s principal business address is 55 East 52nd Street, New York, NY 10022.

(2)	Based solely on a Schedule 13G filed with the SEC on February 11, 2016. According to the Schedule 13G, Cornerstone Capital Management LLC has sole voting power over 2,724,788 shares and sole dispositive power over 4,485,420 shares. Cornerstone’s principal business address is 3600 Minnesota Drive, Suite 70, Edina, MN 55435.

(3)	Based solely on a Schedule 13G/A filed with the SEC on February 12, 2016. According to the Schedule 13G/A, RS Investment Management Co. LLC, a registered investment advisor, has sole voting power over 7,893,142 shares and sole dispositive power over 7,901,228 shares. According to the Schedule 13G/A, the clients of RS Investment Management, including investment companies registered under the Investment Company Act of 1940 and separately managed accounts, have the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of, the common stock of HMS. To the knowledge of RS Investment Management, no individual client has an interest of more than 5% of the class of securities reported. RS Investment Management’s principal business address is One Bush Street, Suite 900, San Francisco, CA 94104.

(4)	Based solely on a Schedule 13G/A filed with the SEC on February 11, 2016. According to the Schedule 13G/A, The Vanguard Group, a registered investment advisor, has sole voting power over 195,680 shares, shared voting power over 7,600 shares, sole dispositive power over 6,480,414 shares and shared dispositive power over 196,880 shares. Vanguard Fiduciary Trust Company, a wholly-owned subsidiary of The Vanguard Group, Inc., is the beneficial owner of 189,280 shares as a result of its serving as investment manager of collective trust accounts. Vanguard Investments Australia, Ltd., a wholly-owned subsidiary of The Vanguard Group, Inc., is the beneficial owner of 14,000 shares as a result of its serving as investment manager of Australian investment offerings. The Vanguard Group’s principal business address is 100 Vanguard Boulevard, Malvern, PA 19355.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Pursuant to Section 16(a) of the Exchange Act, our executive officers, directors and persons owning more than 10% of a registered class of our equity securities are required to file reports of ownership and changes in ownership of common stock with the SEC. Copies of such reports are required to be furnished to us.

Based solely on a review of the copies of such reports furnished to us, or written representations that no other reports were required, we believe that during fiscal 2015, all of our executive officers and directors complied with the requirements of Section 16(a), except that due to administrative oversight, one report covering two transactions was not timely filed by each of Messrs. Sherman and Williams and Ms. Neuman. All of such reports were promptly filed on behalf of the respective officers upon learning of the unreported transactions.

OTHER BUSINESS

 As of the date of this Proxy Statement, the Board of Directors knows of no business to be presented at the 2016 Annual Meeting other than as set forth herein. If other matters properly come before the 2016 Annual Meeting, the persons named as proxies will vote on such matters in their discretion.

ANNUAL REPORT

Our 2015 Annual Report is concurrently being provided or mailed to shareholders. The Annual Report contains our consolidated financial statements and the report thereon of KPMG, our independent registered public accounting firm for the fiscal year ending December 31, 2015. The Annual Report is not incorporated into this Proxy Statement and is not considered proxy solicitation material.

BY ORDER OF THE BOARD OF DIRECTORS

Meredith W. Bjorck

Executive Vice President,

General Counsel and Corporate Secretary

Dated: April 29, 2016

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, SHAREHOLDERS ARE URGED TO SUBMIT THEIR VOTE AS SOON AS POSSIBLE BY FOLLOWING THE INSTRUCTIONS ON THEIR PROXY CARD OR VOTING INSTRUCTION FORM FOR VOTING OVER THE INTERNET OR BY TELEPHONE, OR IF YOU RECEIVED A PAPER COPY OF THE PROXY OR VOTING INSTRUCTION FORM BY MAIL, BY COMPLETING, SIGNING, DATING AND RETURNING THE ACCOMPANYING FORM OF PROXY IN THE ENCLOSED ENVELOPE.

ANNEX A

HMS HOLDINGS CORP. AND SUBSIDIARIES

(in thousands)

(unaudited)

Reconciliation of Net Income to EBITDA and Adjusted EBITDA

	Year Ended December 31,

	2015	2014
Net income	$24,527	$13,947
Net interest expense	7,763	7,874
Income taxes	15,282	12,383
Depreciation and amortization, net of deferred financing costs, included in net interest expense	50,598	53,598
Earnings before interest, taxes, depreciation and amortization (EBITDA)	98,170	87,802
Stock-based compensation expense	14,297	13,356
Adjusted EBITDA	$112,467	$101,158

Reconciliation of Net Income to GAAP EPS and Adjusted EPS

	Year Ended December 31,

	2015	2014
Net income	$24,527	$13,947
Stock-based compensation expense, net of tax	8,808	7,075
Amortization of acquisition related software and intangible assets, net of tax	17,342	15,156
Sub-total	$50,677	$36,178

Weighted average common shares, diluted	88,361	88,164

Diluted GAAP EPS	$0.28	$0.16
Diluted adjusted EPS	$0.57	$0.41

ANNEX B

HMS HOLDINGS CORP.

ANNUAL INCENTIVE COMPENSATION PLAN

As Amended and Restated

HMS Holdings Corp. (the “Company”), a Delaware corporation, hereby establishes and adopts the amended and restated Annual Incentive Compensation Plan (the “Plan”) to provide incentive awards that are intended to qualify as “performance-based compensation” within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended.

1.	PURPOSES OF THE PLAN

The purposes of the Plan are to advance the interests of the Company and its shareholders and assist the Company in attracting and retaining executive officers of the Company and its Affiliates who, because of the extent of their responsibilities can make significant contributions to the Company’s success by their ability, industry, loyalty and exceptional services, by providing incentives and financial rewards to such executive officers.

2.	DEFINITIONS

2.1.            “Affiliate” shall mean any corporation, partnership or other organization of which the Company owns or controls, directly or indirectly, not less than 50% of the total combined voting power of all classes of stock or other equity interests.

2.2.            “Award” shall mean any amount granted to a Participant under the Plan.

2.3.            “Board” shall mean the board of directors of the Company.

2.4.            “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto.

2.5.            “Committee” shall mean the Compensation Committee of the Board or any subcommittee thereof formed by the Compensation Committee to act as the Committee hereunder. For purposes of satisfying the requirements of Section 162(m) of the Code and the regulations thereunder, the Committee is intended to consist solely of “outside directors” as such term is defined in Section 162(m) of the Code.

2.6.            “Disability” means any physical or mental condition of a Participant that in the opinion of the Committee renders the Participant incapable of continuing to be an employee of the Company and its Affiliates.

2.7.            “Participant” shall have the meaning set forth in Section 3.1.

2.8.            “Performance Criteria” shall mean any of the following, as determined under generally accepted accounting principles (“GAAP”) (where applicable for matters subject to GAAP) or as otherwise adjusted and reported by the Company as non-GAAP measures: net sales; revenue; revenue growth or product revenue growth; operating income (before or after taxes); pre- or after-tax income (before or after allocation of corporate overhead and bonus); earnings per share; net income (before or after taxes); return on equity; total shareholder return; return on assets or net assets; appreciation in and/or maintenance of the price of the Shares or any other publicly-traded securities of the Company; market share; gross profits; earnings (including earnings or losses before taxes, before interest and taxes, or before interest, taxes, depreciation and amortization); economic value-added models or equivalent metrics; comparisons with various stock market indices; reductions in costs; cash flow or cash flow per share (before or after dividends); return on capital (including return on total capital or return on invested capital); cash flow return on investment; improvement in or attainment of expense levels or working capital levels, including cash, and accounts receivable; operating margin; gross margin; year-end cash; cash margin; debt reduction; shareholders equity; operating efficiencies; and, client growth.

2.9.            “Performance Period” shall mean the Company’s fiscal year or such other period that the Committee, in its sole discretion, may establish.

3.	ELIGIBILITY AND ADMINISTRATION

3.1.            Eligibility. The individuals eligible to participate in the Plan shall be the Company’s Chief Executive Officer and any other executive officer of the Company or any other person selected by the Committee to participate in the Plan (each, a “Participant”). Where the Committee determines it appropriate, a Performance Period can have one or can have more than one Participant.

3.2.            Administration.

(a) The Plan shall be administered by the Committee. The Committee shall have full power and authority, subject to the provisions of the Plan and subject to such orders or resolutions not inconsistent with the provisions of the Plan as may from time to time be adopted by the Board, to: (i) select the Participants to whom Awards may from time to time be granted hereunder; (ii) determine the terms and conditions, not inconsistent with the provisions of the Plan, of each Award; (iii) determine the time when Awards will be granted and paid and the Performance Period to which they relate; (iv) determine the performance goals for Awards for each Participant in respect of each Performance Period based on the Performance Criteria and certify the calculation of the amount of the Award payable to each Participant in respect of each Performance Period; (v) determine whether payment of Awards may be deferred by Participants in a manner consistent with Section 409A of the Code; (vi) interpret and administer the Plan and any instrument or agreement entered into in connection with the Plan; (vii) correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent that the Committee shall deem desirable to carry it into effect; (viii) establish such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and (ix) make any other determination and take any other action that the Committee deems necessary or desirable for administration of the Plan. The Committee may delegate any ministerial matters to officers or employees of the Company but may not delegate authority or responsibilities described in the preceding sentence except to the extent ministerial.

(b) Decisions of the Committee shall be final, conclusive and binding on all persons or entities, including the Company, any Affiliate, any Participant and any person claiming any benefit or right under an Award or under the Plan.

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4.	AWARDS

4.1.            Performance Period; Performance Goals.

(a) Not later than the earlier of (i) 90 days after the commencement of a Performance Period and (ii) the expiration of 25% of the Performance Period, the Committee shall, in writing, designate (x) the Participants for the Performance Period and (y) the performance goals for determining the Award for each Participant for each Performance Period based on attainment of specified levels of one or any combination of the Performance Criteria. Within such time period the Committee shall also specify the inclusion or exclusion for charges or adjustments related to an event or occurrence that the Committee determines should appropriately be included or excluded because it involves (a) restructurings, discontinued operations, or items that are unusual in nature or infrequently occurring, (b) the cumulative effects of tax or accounting changes in accordance with GAAP, or (c) foreign exchange gains and losses. The performance goals designated by the Committee may be based solely by reference to the Company’s performance or the performance of an Affiliate, division, business segment or business unit of the Company, or based upon the relative performance of other companies or upon comparisons of any of the indicators of performance relative to other companies. Such performance goals shall otherwise comply with the requirements of Section 162(m) of the Code and the regulations thereunder.

(b) If a person becomes eligible to participate in the Plan after the Committee has made its initial designation of Participants, such individual may become a Participant if so designated in writing by the Committee.

4.2.            Certification. At such time as it shall determine appropriate following the conclusion of each Performance Period, the Committee shall certify, in writing, the amount of the Award for each Participant for such Performance Period.

4.3.            Payment of Awards. The amount of the Award actually paid to a Participant may, in the sole discretion of the Committee, be less than the amount otherwise payable to the Participant based on attainment of the performance goals for the Performance Period as determined in accordance with Section 4.1. The Committee may not waive the achievement of the applicable performance goals except in the case of the death or disability of the Participant or a change in control of the Company. The actual amount of the Award determined by the Committee for a Performance Period shall be paid in the Committee’s discretion in cash or, to the extent permissible under a shareholder-approved stock plan of the Company, stock based awards under such plan. Payment to each Participant shall be made no later than the fifteenth day of the third month following the end of the fiscal year of the Company in which the applicable Performance Period ends, unless payment is deferred pursuant to a plan or arrangement satisfying the requirements of Section 409A of the Code.

4.4.            Maximum Award. The maximum dollar value of an Award made to any Participant in any 12-month period is $5,000,000. This limit is in addition to, and not in replacement of or counted into, the individual grant limit under the Company’s Fourth Amended and Restated 2006 Stock Plan or any successor plan.

5.	MISCELLANEOUS

5.1.            Amendment and Termination of the Plan. The Board may, from time to time, alter, amend, suspend or terminate the Plan as it shall deem advisable, subject to any requirement for shareholder approval imposed by applicable law, including Section 162(m) of the Code, or by the NASDAQ Stock Market (or such other principal securities market on which the Company’s securities are listed or qualified for trading). No amendments to, or termination of, the Plan shall in any way materially impair the rights of a Participant under any Award previously granted without such Participant’s consent.

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5.2.            Section 162(m) of the Code. Unless otherwise determined by the Committee, the provisions of this Plan shall be administered and interpreted in accordance with Section 162(m) of the Code to ensure the deductibility by the Company of the payment of Awards.

5.3.            Tax Withholding. The Company or an Affiliate shall have the right to make all payments or distributions pursuant to the Plan to a Participant, net of any applicable federal, state and local taxes required to be paid or withheld. The Company or an Affiliate shall have the right to withhold from wages, Awards or other amounts otherwise payable to such Participant such withholding taxes as may be required by law, or to otherwise require the Participant to pay such withholding taxes. If the Participant shall fail to make such tax payments as are required, the Company or an Affiliate shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to such Participant or to take such other action as may be necessary to satisfy such withholding obligations.

5.4.            Right of Discharge Reserved; Claims to Awards. Nothing in this Plan shall provide any Participant a right to receive any Award or payment under the Plan with respect to a Performance Period. Nothing in the Plan nor the grant of an Award hereunder shall confer upon any Participant the right to continue in the employment of the Company or an Affiliate or affect any right that the Company or an Affiliate may have to terminate the employment of (or to demote or to exclude from future Awards under the Plan) any such Participant at any time for any reason. Except as specifically provided by the Committee, the Company shall not be liable for the loss of existing or potential profit from an Award granted in the event of the termination of employment of any Participant. No Participant shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Participants under the Plan.

5.5.            Recoupment. All Awards will be subject to deduction, forfeiture, recoupment or similar requirement in accordance with any clawback policy that may be implemented by the Company from time to time, including such policies that may be implemented after the date an Award is granted, pursuant to the listing standards of any national securities exchange or association on which the Company’s securities are listed or as is otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act or other applicable law, or other agreement or arrangement with a Participant.

5.6.            Nature of Payments. All Awards made pursuant to the Plan are in consideration of services performed or to be performed for the Company or an Affiliate, division or business unit of the Company. Any income or gain realized pursuant to Awards under the Plan constitute a special incentive payment to the Participant and shall not be taken into account, to the extent permissible under applicable law, as compensation for purposes of any of the employee benefit plans of the Company or an Affiliate except as may be determined by the Committee or by the Board or board of directors of the applicable Affiliate.

5.7.            Other Plans. Nothing contained in the Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to shareholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

5.8.            Severability. If any provision of the Plan shall be held unlawful or otherwise invalid or unenforceable in whole or in part by a court of competent jurisdiction, such provision shall (a) be deemed limited to the extent that such court of competent jurisdiction deems it lawful, valid and/or enforceable and as so limited shall remain in full force and effect, and (b) not affect any other provision of the Plan or part thereof, each of which shall remain in full force and effect. If the making of any payment or the provision of any other benefit required under the Plan shall be held unlawful or otherwise invalid or unenforceable by a court of competent jurisdiction, such unlawfulness, invalidity or unenforceability shall not prevent any other payment or benefit from being made or provided under the Plan, and if the making of any payment in full or the provision of any other benefit required under the Plan in full would be unlawful or otherwise invalid or unenforceable, then such unlawfulness, invalidity or unenforceability shall not prevent such payment or benefit from being made or provided in part, to the extent that it would not be unlawful, invalid or unenforceable, and the maximum payment or benefit that would not be unlawful, invalid or unenforceable shall be made or provided under the Plan.

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5.9.            Construction. As used in the Plan, the words “include” and “including,” and variations thereof, shall not be deemed to be terms of limitation, but rather shall be deemed to be followed by the words “without limitation.”

5.10.        Unfunded Status of the Plan. The Plan is intended to constitute an “unfunded” plan for incentive compensation. With respect to any payments not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Company.

5.11.        Governing Law. The Plan and all determinations made and actions taken thereunder, to the extent not otherwise governed by the Code or the laws of the United States, shall be governed by the laws of the State of Delaware without reference to principles of conflict of laws that might result in the application of the laws of another jurisdiction, and shall be construed accordingly.

5.12.        Effective Date of Plan. The original Plan was established in March 2011 and approved by shareholders at the Company’s 2011 Annual Meeting. The Plan, as amended and restated herein, is being resubmitted for shareholder approval at the Company’s 2016 Annual Meeting and shall be effective on the date of the approval of the Plan by the holders of the then outstanding securities of the Company entitled to vote generally in the election of directors. The Plan shall be null and void and of no effect if the foregoing condition is not fulfilled.

5.13.        Captions. The captions in the Plan are for convenience of reference only, and are not intended to narrow, limit or affect the substance or interpretation of the provisions contained herein.

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ANNEX C

HMS HOLDINGS CORP.

2016 OMNIBUS INCENTIVE PLAN

SECTION	1. Purpose

The purpose of the HMS Holdings Corp. 2016 Omnibus Incentive Plan (the “Plan”) is to furnish a material incentive to employees and non-employee Directors of the Company and its subsidiaries by making available to them the benefits of a larger common stock ownership in the Company through stock options and awards. It is believed that these increased incentives stimulate the efforts of employees and non-employee Directors towards the continued success of the Company and its affiliates, as well as assist in the recruitment of new employees and non-employee Directors.

SECTION	2. Definitions

As used in the Plan, the following terms shall have the meanings set forth below:

(a)    “Affiliate” shall mean any Person that directly, or through one or more intermediaries, controls, or is controlled by, or is under common control with, the Company.

(b)   “Award” shall mean any Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award, Performance Share, Performance Unit, Dividend Equivalent or any other right, interest or option relating to Shares granted pursuant to the provisions of the Plan.

(c)    “Award Agreement” shall mean any written or electronic agreement, contract or other instrument or document evidencing any Award granted by the Committee hereunder, which in the sole and absolute discretion of the Committee may, but need not, be signed or acknowledged by the Company and the Participant.

(d)   “Award Period” shall have the meaning set forth in Section 9 of the Plan.

(e)    “Board” shall mean the Board of Directors of the Company.

(f)    “Change in Control” shall mean the occurrence of any of the following events:

(i) the acquisition by a Person or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act of beneficial ownership of any capital stock of the Company if, after such acquisition, such Person or group beneficially owns (within the meaning of Rule 13d-3 under the Exchange Act) 50.01% or more of either (x) the then-outstanding shares of common stock of the Company (the “Outstanding Company Common Stock”) or (y) the combined voting power of the then-outstanding securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); provided, however, that for purposes of this subsection any acquisition directly from the Company will not be a Change in Control, nor will any acquisition by any individual, entity, or group pursuant to a Business Combination (as defined below) that complies with subclauses (x) and (y) of clause (ii) of this definition;

(ii) the consummation of a merger, consolidation, reorganization, recapitalization or share exchange involving the Company or a sale or other disposition of all or substantially all (i.e., in excess of 85%) of the assets of the Company (a “Business Combination”), unless, immediately following such Business Combination, each of the following two conditions is satisfied: (x) all or substantially all of the individuals and entities who were the beneficial owners of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of the then-outstanding shares of common stock and the combined voting power of the then-outstanding securities entitled to vote generally in the election of directors, respectively, of the resulting or acquiring corporation in such Business Combination (which shall include a corporation that as a result of such transaction owns the Company or substantially all of the Company’s assets either directly or through one or more subsidiaries) (such resulting or acquiring corporation is referred to herein as the “Acquiring Corporation”) in substantially the same proportions as their ownership of the Outstanding Company Common Stock and Outstanding Company Voting Securities, respectively, immediately prior to such Business Combination and (y) no Person beneficially owns, directly or indirectly, 50.01% or more of the then-outstanding shares of common stock of the Acquiring Corporation, or of the combined voting power of the then-outstanding securities of such corporation entitled to vote generally in the election of directors (except to the extent that such ownership existed prior to the Business Combination); or

(iii) a change in the composition of the Board that results, during any one year period, in the Continuing Directors (as defined below) no longer constituting a majority of the Board (or, if applicable, the Board of Directors of a successor corporation to the Company), where the term “Continuing Director” means at any date a member of the Board (x) who was a member of the Board on the Effective Date or (y) who was nominated or elected subsequent to such date by at least a majority of the directors who were Continuing Directors at the time of such nomination or election or whose election to the Board was recommended or endorsed by at least a majority of the directors who were Continuing Directors at the time of such nomination or election; provided, however, that there shall be excluded from this clause (y) any individual whose initial assumption of office after the Effective Date occurred as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents, by or on behalf of a person other than the Board;

provided that, solely with respect to an Award that constitutes “deferred compensation” subject to Section 409A of the Code (“Section 409A”) and that is payable on account of a Change in Control (including any installments or stream of payments that are accelerated on account of a Change in Control), a Change in Control shall occur only if such event also constitutes a “change in the ownership”, “change in effective control”, and/or a “change in the ownership of a substantial portion of assets” of the Company as those terms are defined under Treasury Regulation §1.409A-3(i)(5), but only to the extent necessary to establish a time or form of payment that complies with Section 409A, without altering the definition of Change in Control for purposes of determining whether a Participant’s rights to such Award become vested or otherwise unconditional upon the Change in Control.

(g)    “Change in Control Price” means, with respect to a Share, (i) if the Change in Control is the result of a tender or exchange offer or a corporate transaction, the price per such Share paid in such tender or exchange offer or corporate transaction; or (ii) if the Change in Control is not the result of a tender or exchange offer or a corporate transaction, the Fair Market Value per Share on the date of the Change in Control. To the extent the consideration paid in any such transaction described above consists in full or in part of securities or other noncash consideration, the value of such securities or other noncash consideration shall be determined in the sole discretion of the Committee.

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(h)   “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto.

(i)     “Committee” shall mean the Compensation Committee of the Board or such other persons or committee or subcommittee to which it has delegated any authority, as may be appropriate.

(j)     “Company” shall mean HMS Holdings Corp., a Delaware corporation.

(k)   “Covered Employee” shall mean a “covered employee” within the meaning of Section 162(m)(3) of the Code, or any successor provision thereto.

(l)     “Director” shall mean a member of the Board.

(m) “Dividend Equivalent” shall mean an amount equal to any dividends or other distributions declared and paid on an equal number of outstanding Shares.

(n)   “Effective Date” shall mean June 23, 2016, the date this Plan is effective.

(o)   “Employee” shall mean any employee of the Company or any Affiliate. For any and all purposes under this Plan, the term “Employee” shall not include a person hired as an independent contractor, leased employee, consultant or a person otherwise designated by the Committee, the Company or an Affiliate at the time of hire as not eligible to participate in or receive benefits under the Plan or not on the payroll, even if such ineligible person is subsequently determined to be a common law employee of the Company or an Affiliate or otherwise an employee by any governmental or judicial authority. Unless otherwise determined by the Committee in its sole discretion, for purposes of the Plan, an Employee shall be considered to have terminated employment or services and to have ceased to be an Employee if his or her employer ceases to be an Affiliate, even if he or she continues to be employed by such employer.

(p)   “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

(q)   “Fair Market Value” shall mean, with respect to Shares, as of any date, the closing price of the Shares as reported on the NASDAQ Global Select Market for that date or, if no such prices are reported for that date, the closing price on the next preceding date for which such prices were reported, unless otherwise determined by the Committee. The Board or the Committee can substitute a particular time of day or other measure of “closing sale price” if appropriate because of exchange or market procedures or can, in its sole discretion, use weighted averages either on a daily basis or such longer period as complies with Section 409A.

(r)     “Incentive Stock Option” shall mean an Option granted under Section 6 that is intended to meet the requirements of Section 422 of the Code or any successor provision thereto.

(s)    “Nonqualified Stock Option” shall mean either an Option granted under Section 6 that is not intended to be an Incentive Stock Option or an Incentive Stock Option that has been disqualified.

(t)     “Option” shall mean any right granted to a Participant under the Plan allowing such Participant to purchase Shares at such price or prices and during such period or periods as the Committee shall determine.

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(u)   “Participant” shall mean an Employee or a non-employee Director who is selected by the Committee or the Board from time to time in their sole discretion to receive an Award under the Plan.

(v)   “Performance Award” shall have the meaning set forth in Section 9 of the Plan.

(w)  “Performance Goals” shall have the meaning set forth in Section 9 of the Plan.

(x)   “Performance Period” shall mean that period established by the Committee at the time any Performance Award is granted or at any time thereafter during which any performance goals specified by the Committee with respect to such Award are to be measured.

(y)   “Performance Shares” shall have the meaning set forth in Section 9 of the Plan.

(z)    “Performance Units” shall have the meaning set forth in Section 9 of the Plan.

(aa)   “Person” shall mean any individual, corporation, partnership, association, limited liability company, joint-stock company, trust, unincorporated organization or government or political subdivision thereof.

(bb)   “Prior Plan” shall mean the Company’s Fourth Amended and Restated 2006 Stock Plan, as amended, and the HDI Holdings, Inc. Amended 2011 Stock Option and Stock Issuance Plan.

(cc)  “Restricted Period” shall have the meaning set forth in Section 8 of the Plan.

(dd)   “Restricted Stock” shall mean any Share issued with the restriction that the holder may not sell, transfer, pledge or assign such Share and with such other restrictions as the Committee, in its sole discretion, may impose (including, without limitation, any restriction on the right to vote such Share, and the right to receive any cash dividends), which restrictions may lapse separately or in combination at such time or times, in installments or otherwise, as the Committee may deem appropriate.

(ee)  “Restricted Stock Award” shall mean an award of Restricted Stock under Section 8.

(ff)  “Restricted Stock Unit” shall mean a unit that is valued by reference to a Share, which value may be paid to the Participant by delivery of cash, Shares or such other property as the Committee shall determine and with such restrictions as the Committee, in its sole discretion, may impose and which may lapse separately or in combination at such time or times, in installments or otherwise, as the Committee may deem appropriate.

(gg)   “Restricted Stock Unit Award” shall mean an award of Restricted Stock Units under Section 8.

(hh)  “Section 16 Participant” shall have the meaning set forth in Section 16 of the Plan.

(ii)   Shares” shall mean the shares of common stock of the Company.

(jj)   Spread” shall have the meaning set forth in Section 7 of the Plan.

(kk)  “Stock Appreciation Right” shall have the meaning set forth in Section 7 of the Plan.

(ll)   “Substitute Award” shall mean Awards granted or Shares issued by the Company in assumption of, or in substitution or exchange for, awards previously granted, in each case by a company acquired by the Company or any Subsidiary or with which the Company or any Affiliate combines.

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SECTION	3. Administration

The Plan shall be administered by the Committee. The Committee shall have full power and authority, subject to such orders or resolutions not inconsistent with the provisions of the Plan as may from time to time be adopted by the Board or the Committee, to (a) select the Employees and directors of the Company and its Affiliates to whom Awards may from time to time be granted hereunder; (b) determine the type or types of Award to be granted to each Participant hereunder; (c) determine the number of Shares to be covered by or relating to each Award granted hereunder; (d) determine the terms and conditions, not inconsistent with the provisions of the Plan, of any Award granted hereunder including, but not limited to, the exercise price, grant price, or purchase price, any performance goals, any restrictions or limitations on the Award, any schedule for vesting, lapse of forfeiture restrictions or restrictions on the exercisability of an Award, and accelerations or waivers thereof, and any provisions related to clawback or recoupment with respect to an Award, based in each case on such considerations as the Committee in its sole discretion determines; (e) determine whether, to what extent and under what circumstances Awards may be settled in cash, Shares or other property or canceled or suspended; (f) determine whether, to what extent, and under what circumstances payment of cash, Shares, other property and other amounts payable with respect to an Award made under the Plan shall be deferred either automatically or at the election of the Participant in a manner consistent with Section 409A of the Code; (g) interpret and administer the Plan and any instrument or agreement entered into under the Plan; (h) establish such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and (i) make any other determination and take any other action that the Committee deems necessary or desirable for administration of the Plan. The Committee may, in its sole and absolute discretion, and subject to the provisions of the Plan, from time to time delegate any or all of its authority to administer the Plan to any other persons or committee as it deems necessary or appropriate for the proper administration of the Plan, except that no such delegation shall be made in the case of Awards intended to be qualified under Section 162(m) of the Code or Rule 16b-3 of the Exchange Act. The decisions of the Committee shall be final, conclusive and binding with respect to the interpretation and administration of the Plan and any grant made under it. The Committee shall make, in its sole discretion, all determinations arising in the administration, construction or interpretation of the Plan and Awards under the Plan, including the right to construe disputed or doubtful Plan or Award terms and provisions, and any such determination shall be conclusive and binding on all persons, except as otherwise provided by law. A majority of the members of the Committee may determine its actions and fix the time and place of its meetings. The Board may act in place of the Committee other than with respect to Awards intended to constitute “performance-based compensation” under Section 162(m) of the Code.

Except as provided in Section 12, the Committee shall be authorized to make adjustments in Performance Award criteria or in the terms and conditions of other Awards in recognition of unusual or nonrecurring events affecting the Company or its financial statements or changes in applicable laws, regulations or accounting principles. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall deem desirable to carry it into effect. In the event that the Company shall assume outstanding employee benefit awards or the right or obligation to make future such awards in connection with the acquisition of or combination with another corporation or business entity, the Committee may, in its discretion, make such adjustments in the terms of Awards under the Plan as it shall deem appropriate.

SECTION	4. Shares Subject to the Plan

(a)    Subject to adjustment as provided in Section 4(c), a total of 8,800,000 Shares shall be authorized for Awards granted under the Plan, less one (1) Share for every one (1) Share subject to an option or stock appreciation right granted under the Prior Plan after February 29, 2016 and 1.7 Shares for every one (1) Share subject to Awards other than options and stock appreciation rights granted under the Prior Plan after February 29, 2016. Any Shares that are subject to Options or Stock Appreciation Rights shall be counted against this limit as one (1) Share for every one (1) Share granted, and any Shares that are subject to Awards other than Options or Stock Appreciation Rights shall be counted against this limit as 1.7 Shares for every one (1) Share granted. After the Effective Date of the Plan, no awards may be granted under the Prior Plan.

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(b)   Any Shares issued hereunder may consist, in whole or in part, of authorized and unissued Shares, treasury Shares or Shares purchased in the open market or otherwise.

(c)    In the event of any merger, reorganization, consolidation, recapitalization, stock dividend, special cash dividend, stock split, reverse stock split, spin-off or similar transaction or other change in corporate structure affecting the Shares, the equitable adjustments and other substitutions shall be made to the Plan and to Awards as the Committee, in its sole discretion, deems necessary, including, without limitation, such adjustments in the aggregate number, class and kind of securities that may be delivered under the Plan, in the aggregate or to any one Participant, in the number, class, kind and option or exercise price of securities subject to outstanding Awards granted under the Plan (including, if the Committee deems appropriate, the substitution of similar options to purchase the shares of, or other awards denominated in the shares of, another company) as the Committee may determine to be appropriate in its sole discretion; provided, however, that the number of Shares subject to any Award shall always be a whole number and further provided that in no event may any change be made to an Incentive Stock Option which would constitute a modification within the meaning of Section 424(h)(3) of the Code.

(d)   Any Shares that are not purchased or awarded under an Award that has terminated or lapsed or has been forfeited, either by its terms or pursuant to the exercise, in whole or in part, of an Award granted under the Plan and any Shares that are withheld by the Company to satisfy the tax withholding obligation for Awards other than Options or Stock Appreciation Rights may be used for the further grant of Awards. In addition, if Shares under an Award are not issued because the Award is settled in cash, the Shares may be used for the further grant of Awards. Shares under this subsection that may be used for the further grant of Awards shall be added back as one (1) Share if the Shares were subject to Options or Stock Appreciation Rights, and (ii) as 1.7 Shares if the Shares were subject to Awards other than Options or Stock Appreciation Rights. For purposes of determining the number of Shares that are again available for further grants of Awards under this subsection, the term “Award” includes any Prior Plan awards that are outstanding after February 29, 2016 and the term “Options or Stock Appreciation Rights” includes any Prior Plan options and stock appreciation rights that are outstanding after February 29, 2016.

(e)    Notwithstanding anything to the contrary, the following Shares shall not be added to the maximum share limitations described above: (i) Shares tendered or withheld by the Company in payment of the exercise price of an Option; (ii) Shares withheld by the Company to satisfy the tax withholding obligations for Options or Stock Appreciation Rights; (iii) Shares subject to a Stock Appreciation Right that are not issued in connection with its stock settlement on exercise thereof; and (iv) Shares reacquired by the Company on the open market or otherwise using cash proceeds from the exercise of an Option. Stock Appreciation Rights that may only be settled in cash will not reduce the number of Shares available for award under the Plan. For purposes of determining the number of Shares that will not again be available for further grants of Awards under this subsection, the term “Options or Stock Appreciation Rights” includes any Prior Plan options and stock appreciation rights that are outstanding after February 29, 2016.

(f)    To the extent consistent with the requirements of Section 422 of the Code and regulations thereunder with respect to Shares available for Incentive Stock Options, and with other applicable legal requirements (including applicable stock exchange requirements), Shares issued under awards of an acquired company that are converted, replaced, or adjusted in connection with the acquisition will not reduce the number of Shares available for Awards under the Plan.

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(g)    The maximum number of Shares subject to Awards granted during a single fiscal year to any non-employee Director, taken together with any cash fees paid to such non-employee Director during the fiscal year, shall not exceed $500,000 in total value (calculating the value of any such Awards based on the grant date fair value of such Awards for financial reporting purposes). The Committee may make exceptions to this limit for a non-executive chair of the Board or, in extraordinary circumstances, for other individual non-employee Directors, as the Committee may determine in its discretion, provided that the non-employee Director receiving such additional compensation may not participate in the decision to award such compensation.

(h)   Substitute Awards shall not reduce the Shares authorized for grant under the Plan, nor shall Shares subject to a Substitute Award be added to the Shares available for Awards under the Plan as provided in Section 4(a) above. Additionally, in the event that a company acquired by the Company or any subsidiary or with which the Company or any subsidiary combines has shares available under a pre-existing plan approved by shareholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the Shares authorized for grant under the Plan (and Shares subject to such Awards shall not be added to the Shares available for Awards under the Plan as provided in Section 4(a) above); provided that Awards using such available shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not Employees or non-employee Directors of the Company prior to such acquisition or combination.

SECTION	5. Eligibility

Any Employee or non-employee Director shall be eligible to be selected as a Participant; provided, however, that Incentive Stock Options shall only be awarded to Employees of the Company, or a parent or subsidiary, within the meaning of Section 422 of the Code.

SECTION	6. Stock Options

Options may be granted hereunder to any Participant, either alone or in addition to other Awards granted under the Plan and shall be subject to the following terms and conditions:

(a)    Option Price.  Other than in connection with Substitute Awards, the option price per Share shall be not less than the Fair Market Value of the Shares on the date the Option is granted.

(b)   Period of Stock Option.  The period of each Option shall be fixed by the Committee, provided that the period for all Options shall not exceed ten years from the grant date. The Committee may, subsequent to the granting of any Option, extend the term thereof, but in no event shall the extended term exceed ten years from the original grant date. Notwithstanding the foregoing, in the event that on the last business day of the term of an Option (other than an Incentive Stock Option) (i) the exercise of the Option is prohibited by applicable law or (ii) Shares may not be purchased or sold by certain employees or directors of the Company due to the “black-out period” of a Company policy or a “lock-up” agreement undertaken in connection with an issuance of securities by the Company, the Committee may provide that the term of the Option shall be extended but not beyond a period of thirty (30) days following the end of the legal prohibition, black-out period or lock-up agreement and provided further that no extension will be made if the option price of such Option at the date the initial term would otherwise expire is below the Fair Market Value unless such extension is permitted by Section 409A.

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(c)    Exercise of Option and Payment Therefore.  No Shares shall be issued until full payment of the option price has been made. The option price may be paid in cash or, if the Committee determines, by the Participant tendering Shares or by the Company withholding Shares otherwise issuable in connection with the exercise of the Option, a combination of cash and Shares, or through a cashless exercise procedure that allows Participants to sell immediately some or all of the Shares underlying the exercised portion of the Option in order to generate sufficient cash to pay the option price. If the Committee approves the use of Shares as a payment method, the Committee shall establish such conditions as it deems appropriate for the use of common stock to exercise an Option. Options awarded under the Plan shall be exercised through such procedure or program as the Committee may establish or define from time to time, which may include a designated broker that must be used in exercising such Options.

(d)   First Exercisable Date.  The Committee shall determine how and when Shares covered by an Option may be purchased. The Committee may establish waiting periods, the dates on which Options become exercisable or “vested” and, subject to subsection (b) of this section, exercise periods. The Committee may accelerate the exercisability of any Option or portion thereof.

(e)    Termination of Participant’s Employment or Service.  Unless determined otherwise by the Committee, upon the termination of a Participant’s employment or service (for any reason other than gross misconduct), Option exercise privileges shall be limited to the Shares that were immediately exercisable at the date of such termination. The Committee, however, in its discretion, may provide that any Options outstanding but not yet exercisable upon the termination of a Participant’s employment or service may become exercisable in accordance with a schedule determined by the Committee. Such Option exercise privileges shall expire unless exercised within such period of time after the date of termination of employment or service as may be established by the Committee, but in no event later than the expiration date of the Option.

(f)    Termination Due to Misconduct.  If a Participant’s employment or Board service is terminated for gross misconduct, as determined by the Company, all rights under his or her Options shall expire upon the date of such termination.

(g)    Limits on Incentive Stock Options.  Except as may otherwise be permitted by the Code, an Employee may not receive a grant of Incentive Stock Options for Shares that would have an aggregate Fair Market Value in excess of $100,000 (or such other amount as the Internal Revenue Service may decide from time to time), determined as of the time that the Incentive Stock Option is granted, that would be exercisable for the first time by such person during any calendar year. If any grant is made in excess of the limits provided in the Code, such grant shall automatically become a Nonqualified Stock Option. In no event will Incentive Stock Options be granted to any Participant who owns more than ten percent of the stock of the Company within the meaning of Section 422 of the Code. Solely for purposes of determining whether Shares are available for the grant of Incentive Stock Options under the Plan, the maximum aggregate number of Shares that may be issued pursuant to Incentive Stock Options granted under the Plan shall be 8,800,000 Shares as of the Effective Date, subject to adjustment as provided in Section 4(c) and (f) (and shareholder approval of the Plan) to the extent consistent with the requirements of Section 422 of the Code and regulations thereunder, and reduced by Shares subject to any Awards granted under the Prior Plan after February 29, 2016.

(h)   No Dividend Equivalents.  Anything in the Plan to the contrary notwithstanding, no dividends or Dividend Equivalents may be paid on Options.

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SECTION	7. Stock Appreciation Rights

The Committee may, in its discretion, grant a right to receive the appreciation in the Fair Market Value of Shares (“Stock Appreciation Right”). Such Stock Appreciation Right shall be subject to the following terms and conditions and such other terms and conditions as the Committee may prescribe:

(a)    Time and Period of Grant.   The period for exercise of the Stock Appreciation Right shall be set by the Committee. The period of each Stock Appreciation Right shall be fixed by the Committee, provided that the period for all Stock Appreciation Rights shall not exceed ten years from the grant date. Notwithstanding the foregoing, in the event that on the last business day of the term of a Stock Appreciation Right (x) the exercise of the Stock Appreciation Right is prohibited by applicable law or (y) Shares may not be purchased or sold by certain employees or directors of the Company due to the “black-out period” of a Company policy or a “lock-up” agreement undertaken in connection with an issuance of securities by the Company, the Committee may provide that the term of the Stock Appreciation Right shall be extended but not beyond a period of thirty (30) days following the end of the legal prohibition, black-out period or lock-up agreement and provided further that no extension will be made if the grant price of such Stock Appreciation Right at the date the initial term would otherwise expire is below the Fair Market Value unless such extension is permitted by Section 409A.

(b)   Value of Stock Appreciation Right.  Other than in connection with a Substitute Award, a Stock Appreciation Right shall have a grant price per Share of not less than the Fair Market Value of one Share on the date of grant or, if applicable, on the date of grant of an Option with respect to a Stock Appreciation Right granted in exchange for or in tandem with, but subsequent to, the Option (subject to the requirements of Section 409A of the Code). A Participant who is granted a Stock Appreciation Right will receive upon exercise of the Stock Appreciation Right an amount equal to the excess of the Fair Market Value of the Shares on the date the election to surrender such Stock Appreciation Right is received by the Company, in accordance with exercise procedures established by the Company, over the Fair Market Value of the Shares on the date of grant multiplied by the number of Shares covered by the grant of the Stock Appreciation Right. Notwithstanding the foregoing, in its sole discretion the Committee at the time it grants a Stock Appreciation Right may provide that the Spread covered by such Stock Appreciation Right may not exceed a specified amount.

(c)    Payment of Stock Appreciation Right.  Payment of a Stock Appreciation Right shall be in the form of Shares, cash or any combination of Shares and cash. The form of payment upon exercise of such a right shall be determined by the Committee either at the time of grant of the Stock Appreciation Right or at the time of exercise of the Stock Appreciation Right.

(d)   No Dividend Equivalents.  Anything in the Plan to the contrary notwithstanding, no dividends or Dividend Equivalents may be paid on Stock Appreciation Rights.

SECTION	8. Restricted Stock Awards and Restricted Stock Unit Awards

The Committee may make Restricted Stock Awards and Restricted Stock Unit Awards to a Participant, which Awards shall be subject to the following terms and conditions and such other terms and conditions as the Committee may prescribe:

(a)    Requirement of Employment or Board Membership.  A Participant who is granted a Restricted Stock Award or Restricted Stock Unit Award must remain an Employee or a Director of the Company during a period designated by the Committee (“Restricted Period”) in order to vest in or receive the Shares, cash or combination thereof under the Restricted Stock Award or Restricted Stock Unit Award. If the Participant ceases being an Employee or a Director of the Company prior to the end of the Restricted Period, the Restricted Stock Award or Restricted Stock Unit Award shall terminate and any Shares subject to a Restricted Stock Award shall be returned immediately to the Company, provided that the Committee may, at the time of the grant, provide for the employment or Board membership restriction to lapse with respect to a portion or portions of the Restricted Stock Award or Restricted Stock Unit Award at different times during the Restricted Period. The Committee may, in its discretion, also provide for such complete or partial exceptions to the employment or Board membership restriction as it deems equitable.

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(b)   Restrictions on Transfer and Legend on Stock Certificates.  During the Restricted Period, the Participant may not sell, assign, transfer, pledge or otherwise dispose of the Restricted Stock Award or Restricted Stock Unit Award, including but not limited to any Shares. Any certificate for Shares issued hereunder shall contain a legend giving appropriate notice of the restrictions in the Award.

(c)    Escrow Agreement.  The Committee may require the Participant to enter into an escrow agreement providing that any certificates representing the Restricted Stock Award will remain in the physical custody of an escrow holder until all restrictions are removed or expire.

(d)   Lapse of Restrictions.  All restrictions imposed under the Restricted Stock Award or Restricted Stock Unit Award shall lapse upon the expiration of the Restricted Period if the conditions as to employment or Board membership set forth above have been met. The Participant shall then be entitled to have the legend removed from any certificates for Restricted Stock. Restricted Stock Awards and Restricted Stock Unit Awards may be paid in the form of Shares, cash or any combination of Shares and cash as determined by the Committee. The Committee may establish rules and procedures to permit a Participant to defer recognition of income upon the expiration of the Restricted Period.

(e)    Dividends and Dividend Equivalents.  Restricted Stock will accrue ordinary cash dividends, unless the Board or the Committee determines otherwise and applicable law permits such nonaccrual. Participants holding shares of Restricted Stock will only be entitled to such cash dividends if specifically provided in the Restricted Stock agreement, will only receive the dividends if and when the Restricted Stock vests, and will then receive dividends only prospectively unless the Board, Committee, or the Restricted Stock agreement provides for the payment of prior dividends upon or after vesting. Any dividend payment will be made no later than the latest of the end of the calendar year in which the dividends are paid to shareholders of that class of stock, the 15th day of the third month following the date the dividends are paid to shareholders of that class of stock, or the 15th day of the third month following the date on which the Restricted Stock to which the dividends pertain vests. If any dividends or distributions are paid in shares, or consist of a dividend or distribution to holders of Common Stock other than an ordinary cash dividend, the shares, cash or other property will be subject to the same restrictions on transferability and forfeitability as the shares of Restricted Stock with respect to which they were paid. To the extent provided by the Board or the Committee, in its sole discretion, a grant of Restricted Stock Units may provide Participants with the right to Dividend Equivalents. Dividend Equivalents may be settled in cash and/or shares of Common Stock and will be subject to the same vesting conditions and restrictions on transfer and forfeitability as the Restricted Stock Units with respect to which paid, as determined by the Board or the Committee in its sole discretion. Any Dividend Equivalent payments will be made no later than the latest of the end of the calendar year in which the dividends are paid to shareholders of the class of stock underlying the Restricted Stock Units, the 15th day of the third month following the date the dividends are paid to shareholders of that class of stock, or the 15th day of the third month following the date on which the Restricted Stock Unit to which the dividends pertain vests, absent a further deferral that complies with Section 409A of the Code.

(f)    Performance Goals.  The Committee may, but is not required to, issue Restricted Stock Awards or Restricted Stock Unit Awards under Section 9 as “performance-based compensation” as that term is used in Section 162(m) of the Code. Any such Restricted Stock Award or Restricted Stock Unit Award intended to be “performance-based compensation” shall be conditioned on the achievement of one or more Performance Goals (as defined in Section 9(a)), to the extent required by Section 162(m).

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(g)    Vesting.  The restrictions on each Restricted Stock Award or Restricted Stock Unit Award will lapse at such time or times, and on such conditions, as the Committee may specify.

SECTION	9. Performance Awards

The Committee may grant Awards denominated in Shares (“Performance Shares”), or denominated in dollars (“Performance Units”) if the performance of the Company or its subsidiaries during one or more Performance Periods contained within the Award Period (as defined below) meets certain goals established by the Committee (“Performance Awards”). Subject to adjustment as provided in Section 4(c), the following limits will apply to Awards of the specified type granted to any one Participant in any single fiscal year:

(x) Appreciation Awards -- Options and Stock Appreciation Rights: 1,500,000 Shares;

(y) Full Value Awards -- Restricted Stock Award, Restricted Stock Unit Award, Performance Shares, and Dividend Equivalents: 1,000,000 Shares; and

(z) Cash Awards – Performance Units: $5,000,000.

In applying the foregoing limits, (a) all Awards of the specified type granted to the same Participant in the same fiscal year will be aggregated and made subject to the applicable limit; (b) the limits applicable to Options and Stock Appreciation Rights refer to the number of Shares subject to those Awards; (c) the Share limit under clause (y) refers to the maximum number of Shares that may be delivered under an Award or Awards of the type specified in clause (y) assuming a maximum payout; (d) the dollar limit under clause (z) refers to the maximum dollar amount payable under an Award or Awards of the type specified in clause (z) assuming a maximum payout, and (e) the respective limits for Awards of the type specified in clause (y) and clause (z) are only applicable to Awards that are intended to comply with the performance-based exception under Code Section 162(m). The limit specified for Cash Awards is in addition to, and not in replacement of or counted into, the dollar value limit on awards made to any participant in a 12-month period under the Company’s Annual Incentive Compensation Plan, as may be amended from time to time. Performance Awards shall be subject to the following terms and conditions and such other terms and conditions as the Committee may prescribe:

(a)    Award Period and Performance Goals.  The Committee shall determine and include in a Performance Award grant the period of time for which a Performance Award is made (“Award Period”). The Committee also shall establish performance objectives (“Performance Goals”) to be met during any one or more Performance Periods contained within the Award Period as a condition to payment of the Performance Award. The Performance Goals shall be based on attainment of one or any combination of the following performance criteria, as determined under generally accepted accounting principles (“GAAP”) (where applicable for matters subject to GAAP) or as otherwise adjusted and reported by the Company as non-GAAP measures: net sales; revenue; revenue growth or product revenue growth; operating income (before or after taxes); pre- or after-tax income (before or after allocation of corporate overhead and bonus); earnings per share; net income (before or after taxes); return on equity; total shareholder return; return on assets or net assets; appreciation in and/or maintenance of the price of the Shares or any other publicly-traded securities of the Company; market share; gross profits; earnings (including earnings or losses before taxes, before interest and taxes, or before interest, taxes, depreciation and amortization); economic value-added models or equivalent metrics; comparisons with various stock market indices; reductions in costs; cash flow or cash flow per share (before or after dividends); return on capital (including return on total capital or return on invested capital); cash flow return on investment; improvement in or attainment of expense levels or working capital levels, including cash, and accounts receivable; operating margin; gross margin; year-end cash; cash margin; debt reduction; shareholders equity; operating efficiencies; and client growth.

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The Performance Goals designated by the Committee may be based solely by reference to the Company’s performance or the performance of an Affiliate, division, business segment or business unit of the Company, or based upon the relative performance of other companies or upon comparisons of any of the indicators of performance relative to other companies. The Committee may provide, in connection with the setting of the Performance Goals applicable to Awards intended to constitute “performance-based compensation” under Section 162(m) of the Code, that any evaluation of performance may include or exclude charges or adjustments related to an event or occurrence that the Committee determines should appropriately be included or excluded because it involves (i) restructurings, discontinued operations, or items that are unusual in nature or infrequently occurring, (ii) the cumulative effects of tax or accounting changes in accordance with GAAP, or (iii) foreign exchange gains and losses. Such Performance Goals shall otherwise comply with the requirements of Section 162(m) of the Code and the regulations thereunder.

For a Performance Award or any other Award not intended to constitute “performance-based compensation” under Section 162(m) of the Code, Performance Goals may include any other financial or other measurement established by the Committee.

(b)   Payment of Performance Awards.  The Committee shall establish the method of calculating the amount of payment to be made under a Performance Award if the Performance Goals are met, including the fixing of a maximum payment. After the completion of each Performance Period within an Award Period, the performance of the Company or its subsidiary shall be measured against the Performance Goals, and the Committee shall determine, in accordance with the terms of such Performance Award, whether all, none or any portion of a Performance Award shall be paid. The Committee, in its discretion, may elect to make payment in Shares, cash or a combination of Shares and cash. Any cash payment with respect to an Award denominated in Shares shall be based on the Fair Market Value of Shares on, or as soon as practicable prior to, the date of payment. The Committee may establish rules and procedures to permit a Participant to defer recognition of income upon the attainment of a Performance Award.

(c)    Revision of Performance Goals.  As to any Performance Award not intended to constitute performance-based compensation” under Section 162(m) of the Code, at any time prior to the end of an applicable Performance Period, the Committee may revise the Performance Goals and the computation of payment if unforeseen events occur which have a substantial effect on the performance of the Company or its subsidiary and which, in the judgment of the Committee, make the application of the Performance Goals unfair unless a revision is made. For any Performance Award intended to constitute “performance-based compensation” under Section 162(m) of the Code, such revisions must be set forth in the Award Agreement within the time period required by Section 162(m).

(d)   Requirement of Employment.  A Participant who is granted a Performance Award must remain an Employee of the Company or its subsidiaries until the completion of the Award Period in order to be entitled to payment under the Performance Award; provided that the Committee may, in its discretion, provide for a full or partial payment where such an exception is deemed equitable or where multiple Performance Periods are contained within an Award Period.

(e)    Dividends.  The Committee may, in its discretion, at the time of the granting of a Performance Award, provide that any dividends declared on the Shares during the Award Period, and which would have been paid with respect to Performance Shares had they been owned by a Participant, be (i) paid to the Participant to the extent that the Performance Shares are earned, (ii) accumulated for the benefit of the Participant and used to increase the number of Performance Shares of the Participant or (iii) not paid or accumulated. In no event will dividends or Dividend Equivalents be paid on unearned Performance Awards.

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SECTION	10. Other Share-Based Awards

(a) Other Awards of Shares, and other Awards that are valued in whole or in part by reference to, or are otherwise based on, Shares, may be granted hereunder to Participants (“Other Share-Based-Awards”), including without limitation Awards entitling recipients to receive Shares to be delivered in the future. Such Other Share-Based Awards shall also be available as a form of payment in the settlement of other Awards granted under the Plan or as payment in lieu of compensation to which a Participant is otherwise entitled. Other Share-Based Awards may be paid in Shares or cash, as the Board or the Committee shall determine.

(b) Terms and Conditions. Subject to the provisions of the Plan, the Board or the Committee shall determine the terms and conditions of each Other Share-Based Award, including any conditions for vesting and repurchase (or forfeiture) and purchase price applicable thereto (applying principles like those set forth in Section 8(g) above and with the same carveouts).

SECTION	11. Change in Control Provisions

(a)   Unless provided otherwise in the terms of a particular Award, and notwithstanding any other provision of the Plan to the contrary, in the event a Participant’s employment or service is involuntarily terminated without cause (as determined by the Committee or Board in its sole discretion) during the 24-month period following a Change in Control:

(i) any Options and Stock Appreciation Rights outstanding, which are not then exercisable and vested, shall become immediately fully vested and exercisable;

(ii) the restrictions and deferral limitations applicable to any Restricted Stock Award or Restricted Stock Unit Award shall lapse, and such Restricted Stock and Restricted Stock Units shall immediately become free of all restrictions and limitations and become fully vested and transferable to the full extent of the original grant;

(iii) all Performance Awards shall be considered to be earned and payable in full, based on the applicable performance criteria or, if not determinable, at the target level and any deferral or other restriction shall lapse and such Performance Awards shall be immediately settled or distributed;

(iv) the restrictions and deferral limitations and other conditions applicable to any Other Share-Based Awards or any other Awards shall immediately lapse, and any such other Awards shall become free of all restrictions, limitations or conditions and become fully vested and transferable to the full extent of the original grant.

(b) Unless provided otherwise in the terms of a particular Award, to the extent the successor company does not assume or substitute an Award, then immediately prior to the Change in Control:

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(i) those Options and Stock Appreciation Rights outstanding as of the date of the Change in Control that are not assumed or substituted for (or continued) shall immediately vest and become fully exercisable,

(ii) restrictions, limitations and other conditions applicable to Restricted Stock and Restricted Stock Units that are not assumed or substituted for (or continued) shall lapse and the Restricted Stock and Restricted Stock Units shall become free of all restrictions, limitations and conditions and become fully vested,

(iii) the restrictions, other limitations and other conditions applicable to any Other Share-Based Awards or any other Awards that are not assumed or substituted for (or continued) shall lapse, and such Other Share-Based Awards or such other Awards shall become free of all restrictions, limitations and conditions and become fully vested and transferable to the full extent of the original grant, and

(iv) any performance based Award shall be deemed fully earned at the target amount as of the date on which the Change of Control occurs.

(c) Change in Control Cash Out.  Notwithstanding any other provision of the Plan, in the event of a Change in Control the Committee or Board may, in its discretion, provide that each Option or Stock Appreciation Right shall, upon the occurrence of a Change in Control, be cancelled in exchange for a cash payment to be made within 60 days of the Change in Control in an amount equal to the amount by which the Change in Control Price per Share exceeds the purchase price per Share under the Option or Stock Appreciation Right multiplied by the number of Shares granted under the Option or Stock Appreciation Right. Any Option or Stock Appreciation Rights whose purchase price per Share exceeds the Change in Control Price per Share may be cancelled without payment of consideration.

(d) Compliance with Section 409A of the Code.  In the case of an Award providing for the payment of deferred compensation subject to Section 409A of the Code, any payment of such deferred compensation by reason of a Change in Control shall be made only if the Change in Control is one described in subsection (a)(2)(A)(v) of Section 409A and the guidance thereunder and shall be paid consistent with the requirements of Section 409A. If any deferred compensation that would otherwise be payable by reason of a Change in Control cannot be paid by reason of the immediately preceding sentence, it shall be paid as soon as practicable thereafter consistent with the requirements of Section 409A, as determined by the Committee.

SECTION	12. Amendments and Termination

(a) The Board may amend, suspend or terminate the Plan or any portion thereof at any time provided that (i) to the extent required by Code Section 162(m), no Award granted to a Participant that is intended to comply with Section 162(m) after the date of such amendment shall become exercisable, realizable or vested, as applicable to such Award, unless and until the Company’s shareholders approve such amendment in the manner required by Section 162(m); (ii) no amendment that would require shareholder approval under the rules of NASDAQ may be made effective unless and until the Company’s shareholders approve such amendment; and (iii) if NASDAQ amends its corporate governance rules so that such rules no longer require shareholder approval of material amendments to equity compensation plans, then, from and after the effective date of such amendment to the NASDAQ rules, no amendment to the Plan (A) materially increasing the number of shares authorized under the Plan (other than pursuant to Section 4 or 11), (B) expanding the types of Awards that may be granted under the Plan, or (C) materially expanding the class of participants eligible to participate in the Plan shall be effective unless and until the Company’s shareholders approve such amendment. In addition, if at any time the approval of the Company’s shareholders is required as to any other modification or amendment under Section 422 of the Code or any successor provision with respect to Incentive Stock Options, the Board may not effect such modification or amendment without such approval. Unless otherwise specified in the amendment, any amendment to the Plan adopted in accordance with this Section 12 shall apply to, and be binding on the holders of, all Awards outstanding under the Plan at the time the amendment is adopted, provided the Board determines that such amendment, taking into account any related action, does not materially and adversely affect the rights of Participants under the Plan. Notwithstanding the foregoing, without consent of affected Participants, Awards may be amended, revised or revoked when necessary to avoid penalties under Section 409A of the Code.

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(b) Unless such action is approved by the Company’s shareholders, the Company may not, with respect to any outstanding Option or Stock Appreciation Right granted under the Plan (except as provided for under Section 4(c) or Section 11): (i) amend any Option or Stock Appreciation Right to provide an exercise price or measurement price per share that is lower than the then-current exercise price or measurement price per share of such outstanding Option or Stock Appreciation Right, (ii) cancel any Option or Stock Appreciation Right and grant in substitution therefor new Awards under the Plan covering the same or a different number of Shares and having an exercise price or measurement price per share lower than the then-current exercise price or measurement price per share of the cancelled option or stock appreciation right, (iii) cancel for cash any Options or Stock Appreciation Rights that have exercise prices or measurement prices per share above the then-current Fair Market Value, other than under Section 11, or (iv) take any other action that constitutes a “repricing” within the meaning of the rules of the NASDAQ Stock Market (“NASDAQ”).

SECTION	13. Transferability

Each Incentive Stock Option granted under the Plan shall not be transferable other than by will or the laws of descent and distribution; each other Award granted under the Plan will not be transferable or assignable by the recipient, and may not be made subject to execution, attachment or similar procedures, other than by will or the laws of descent and distribution or as determined by the Committee in accordance with the Exchange Act or any other applicable law or regulation. Notwithstanding the foregoing, the Committee, in its discretion, may adopt rules permitting the transfer, solely as gifts during the grantee’s lifetime, of Options (other than Incentive Stock Options) to members of a Participant’s immediate family or to trusts, family partnerships or similar entities for the benefit of such immediate family members. For this purpose, immediate family member means the Participant’s spouse, parent, child, stepchild, grandchild and the spouses of such family members. The terms of an Option shall be final, binding and conclusive upon the beneficiaries, executors, administrators, heirs and successors of the grantee.

SECTION	14. General Provisions

(a)    Nothing in the Plan shall be construed to limit the right of the Company to establish other plans or to pay compensation to its employees, in cash or property, in a manner which is not expressly authorized under the Plan.

(b)   Nothing in the Plan shall be construed (i) to limit, impair or otherwise affect the Company’s right or power to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, or to merge or consolidate, or dissolve, liquidate, sell or transfer all or any part of its business or assets, or (ii) except as provided in Section 12, to limit the right or power of the Company or its subsidiaries to take any action which such entity deems to be necessary or appropriate.

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(c)    The Participant must satisfy all applicable federal, state, and local or other income and employment tax withholding obligations before the Company will deliver stock certificates or otherwise recognize ownership of Shares under an Award. The Company may decide to satisfy the withholding obligations through additional withholding on salary or wages. If the Company elects not to or cannot withhold from other compensation, the Participant must pay the Company the full amount, if any, required for withholding or have a broker tender to the Company cash equal to the withholding obligations. Payment of withholding obligations is due before the Company will issue any shares on exercise, vesting or release from forfeiture of an Award or, if the Company so requires, at the same time as payment of the exercise or purchase price, unless the Company determines otherwise. If provided for in an Award or approved by the Board or the Committee in its sole discretion, a Participant may satisfy such tax obligations in whole or in part by delivery (either by actual delivery or attestation) of Shares, including Shares retained from the Award creating the tax obligation, valued at their Fair Market Value; provided, however, except as otherwise provided by the Board or the Committee, that the total tax withholding where stock is being used to satisfy such tax obligations cannot exceed the Company’s minimum statutory withholding obligations (based on minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, that are applicable to such supplemental taxable income) or, if permitted by the Company, such other rate as will not cause adverse accounting consequences and is permitted under applicable IRS withholding rules. Shares used to satisfy tax withholding requirements cannot be subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements

(d)   Any proceeds received by the Company under the Plan shall be added to the general funds of the Company and shall be used for such corporate purposes as the Board or the Committee shall direct.

(e)    Nothing in the Plan or any Award granted under the Plan shall be deemed to constitute an employment or service contract or confer or be deemed to confer on any Employee or Participant any right to continue in the employ or service of, or to continue any other relationship with, the Company or any Affiliate or limit in any way the right of the Company or any Affiliate to terminate an Employee’s employment or Participant’s service at any time, with or without cause.

(f)    All certificates for Shares delivered under the Plan pursuant to any Award shall be subject to such stock-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Shares are then listed, and any applicable federal or state securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

(g)    No Award granted hereunder shall be construed as an offer to sell securities of the Company, and no such offer shall be outstanding, unless and until the Committee in its sole discretion has determined that any such offer, if made, would comply with all applicable requirements of the U.S. federal securities laws and any other laws to which such offer, if made, would be subject.

(h)   Any Award shall contain a provision that it may not be exercised at a time when the exercise thereof or the issuance of shares thereunder would constitute a violation of any federal or state law or listing requirements of the NASDAQ National Market for such shares or a violation of any foreign jurisdiction where Awards are or will be granted under the Plan.

(i)     The Board may from time to time establish one or more sub-plans under the Plan for purposes of satisfying applicable securities, tax or other laws of various jurisdictions. The Board shall establish such sub-plans by adopting supplements to the Plan containing (i) such limitations on the Board’s discretion under the Plan as the Board deems necessary or desirable or (ii) such additional terms and conditions not otherwise inconsistent with the Plan as the Board shall deem necessary or desirable. All supplements adopted by the Board shall be deemed to be part of the Plan, but each supplement shall apply only to Participants within the affected jurisdiction and the Company shall not be required to provide copies of any supplement to Participants in any jurisdiction which is not the subject of such supplement.

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(j)     The provisions of the Plan shall be construed, regulated and administered according to the laws of the State of Delaware without giving effect to principles of conflicts of law, except to the extent superseded by any controlling federal statute.

(k)   If any provision of the Plan is or becomes or is deemed invalid, illegal or unenforceable in any jurisdiction, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan, it shall be stricken and the remainder of the Plan shall remain in full force and effect.

(l)     If approved by the Committee in its sole discretion, an Employee’s absence or leave because of military or governmental service, disability or other reason shall not be considered an interruption of employment for any purpose under the Plan.

(m) Anything to the contrary in the Plan notwithstanding, the Committee may (i) offset any Award by amounts reasonably believed to be owed to the Company by the Participant and (ii) disallow an Award to be exercised or otherwise payable during a time when the Company is investigating reasonably reliable allegations of gross misconduct by the Participant.

(n)   Awards under the Plan are intended either to be exempt from the rules of Section 409A of the Code or to satisfy those rules and shall be construed accordingly. However, the Company shall not be liable to any Participant or other holder of an Award with respect to any Award-related adverse tax consequences arising under Section 409A or other provision of the Code.

SECTION	15. Term of Plan

The Plan shall terminate on the tenth anniversary of the Effective Date, unless sooner terminated by the Board pursuant to Section 12.

SECTION	16. Compliance with Section 16 of the Exchange Act

With respect to Participants subject to Section 16 of the Exchange Act (“Section 16 Participants”), transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act. To the extent that compliance with any Plan provision applicable solely to such Section 16 Participants that is included solely for purposes of complying with Rule 16b-3 is not required in order to bring a transaction by such Section 16 Participant in compliance with Rule 16b-3, it shall be deemed null and void as to such transaction, to the extent permitted by law and deemed advisable by the Committee. To the extent any provision in the Plan or action by the Committee involving such Section 16 Participants is deemed not to comply with an applicable condition of Rule 16b-3, it shall be deemed null and void as to such Section 16 Participants, to the extent permitted by law and deemed advisable by the Committee.

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SECTION	17. Limitations on Liability

Notwithstanding any other provisions of the Plan, no individual acting as a director, officer, employee or agent of the Company will be liable to any Participant, former Participant, spouse, beneficiary, or any other person for any claim, loss, liability, or expense incurred in connection with the Plan, nor will such individual be personally liable with respect to the Plan because of any contract or other instrument he or she executes in his or her capacity as a director, officer, employee or agent of the Company. The Company will indemnify and hold harmless each director, officer, employee or agent of the Company to whom any duty or power relating to the administration or interpretation of the Plan has been or will be delegated, against any cost or expense (including attorneys’ fees) or liability (including any sum paid in settlement of a claim with the Board’s or the Committee’s approval) arising out of any act or omission to act concerning the Plan unless arising out of such person’s own fraud or bad faith.

SECTION	18. Clawback

Notwithstanding anything to the contrary, an Award agreement may provide that the Committee may cancel such Award if the participant has engaged in or engages in activity that is in conflict with or adverse to the interest of the Company while employed by or providing services to the Company or any subsidiary, including fraud or conduct contributing to any financial restatements or irregularities. The Committee may also provide in an Award agreement that, in such event, the participant will forfeit any compensation, gain or other value realized thereafter on the vesting, exercise or settlement of such Award, the sale or other transfer of such Award, or the sale of shares of Common Stock acquired in respect of such Award, and must promptly repay such amounts to the Company. The Committee may also provide in an Award agreement that if the participant receives any amount in excess of what the participant should have received under the terms of the Award for any reason (including without limitation by reason of a financial restatement, mistake in calculations or other administrative error), then the participant shall be required to promptly repay any such excess amount to the Company. Furthermore, to the extent required by applicable law (including, without limitation, Section 304 of the Sarbanes-Oxley Act and Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act) and/or the rules and regulations of Nasdaq or any other securities exchange or inter-dealer quotation service on which the Common Stock is listed or quoted, or if so required pursuant to a written policy adopted by the Company, Awards shall be subject (including on a retroactive basis) to clawback, forfeiture or similar requirements.

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VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Daylight Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E10441-P76287 KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

HMS HOLDINGS CORP.

The Board of Directors recommends you vote FOR the listed Nominees and FOR Proposals 2, 3, 4 and 5.

1. Election of Class I Directors

Nominees:	For	Against	Abstain
1a. Robert Becker	☐	☐	☐
1b. Craig R. Callen	☐	☐	☐
1c. William C. Lucia	☐	☐	☐
1d. Bart M. Schwartz	☐	☐	☐

	For	Against	Abstain
2. Advisory approval of the Company's 2015 executive compensation.	☐	☐	☐
3. Re-approval of the Company's Annual Incentive Compensation Plan as amended and restated.	☐	☐	☐
4. Approval of the Company's 2016 Omnibus Incentive Plan.	☐	☐	☐
5. Ratification of the selection of KPMG LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2016.	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof.

For address changes/comments, mark here. ☐
(see reverse for instructions)

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

E10442-P76287

HMS HOLDINGS CORP.
Annual Meeting of Shareholders
June 23, 2016
This proxy is solicited on behalf of the Board of Directors

The shareholder(s) whose signature(s) appear(s) on the reverse side, hereby appoint(s) William C. Lucia and Jeffrey S. Sherman, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of HMS HOLDINGS CORP. that the shareholder(s) whose signature(s) appear(s) on the reverse side is/are entitled to vote at the Annual Meeting of Shareholders to be held at 10:00 AM, CDT on Thursday, June 23, 2016, at the Four Seasons Resort and Club Dallas at Las Colinas, 4150 N. MacArthur Blvd., Irving, TX 75038, and any adjournment or postponement thereof. The availability of the proxy statement dated April 29, 2016 is acknowledged.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED AS RECOMMENDED BY THE BOARD OF DIRECTORS: FOR ALL DIRECTOR NOMINEES AND FOR PROPOSALS 2, 3, 4 AND 5. IN THEIR DISCRETION, THE PROXIES ARE ALSO AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

Address Changes/Comments: ______________________________

____

(If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.)

Continued and to be signed on reverse side